IDEX Mutual Funds
www.idexfunds.com

Semi-Annual Report
April 30, 1999



Table of Contents
Fund Managers' Commentary,                   Commentary/       Schedule
Fund Performance, Statistics and             Performance/   of
Schedule of Investments                      Statistics      Investments
Preface to the Schedule of Investments                      38
IDEX JCC Capital Appreciation                     2         40
IDEX Alger Aggressive Growth                      4         41
IDEX T. Rowe Price Small Cap                      6         42
IDEX Pilgrim Baxter Mid Cap Growth                8         45
IDEX GE/Scottish Equitable International Equity   10        46
IDEX JCC Global                                   12        50
IDEX Salomon All Cap                              14        54
IDEX JCC Growth                                   16        56
IDEX Goldman Sachs Growth                         18        58
IDEX C.A.S.E. Growth                              20        60
IDEX NWQ Value Equity                             22        61
IDEX T. Rowe Price Dividend Growth                24        62
IDEX Dean Asset Allocation                        26        64
IDEX Strategic Total Return                       28        66
IDEX JCC Balanced                                 30        68
IDEX JCC Flexible Income                          32        72
IDEX AEGON Income Plus                            34        74
IDEX AEGON Tax Exempt                             36        75

Financial Statements
Preface to the Financial Statements                         78
Statements of Assets and Liabilities                        80
Statement of Operations                                     84
Statements of Changes in Net Assets                         88

Financial Highlights                                        94
Notes to Financial Statements                               104
To Contact Us                                               113



Fellow Shareholders,
Hot, cold, and hot again.
Against a backdrop of upward earnings surprises and uncommonly robust economic growth, equity markets moved higher across this six-month stretch. Many of the market's favorite indices, in fact, rose to all-time highs along the way, not the least of which was the Dow Jones Industrial Average. But in a period where the Dow closed above 10,000 for the first time in its 100-plus year history, the average investor had less measurable reason for euphoria. Indeed, for many folks in the market, personal portfolios weren't racking up the kind of gains the hoopla over a five-figure Dow would suggest.
Simply put, the market's returns mask a huge disparity in performance between stocks that were blistering hot and those that were ice cold. Indeed, for the better part of the period, seemingly cheap "value" stocks chilled while high-flying "growth" stocks continued to sizzle, just as they did last year. Most conspicuous was the abounding enthusiasm for just about anything ".com". All together, the unevenness in performance between the growth and value styles has never been as pronounced.
Lately, however, there seems to be a bit of rethinking going on. As a matter of fact, we may be seeing the early signs of a broadening in stock market performance. The very recent movement of buyers from growth and technology stocks to previously unloved sectors like energy and financial services has enhanced Wall Street's rally, making many of its participants a little more comfortable. Or, at least a little less uncomfortable.
Enhancing investor's choices has been a goal at IDEX Mutual Funds. This is evident through our 5 new fund offerings, launched March 1, 1999. We are enormously proud of each and every one of the fund managers of IDEX Mutual Funds from the growth-style manager who produced returns far exceeding that of the broad market to the value-style manager whose stocks were so assuredly out of favor this period. All faced the vagaries of this period head on and stayed altogether true to their stated objectives. I invite you-I urge you-to peruse their individual comments contained in this report. Understanding how these talented professionals dealt with this complex market can only make it easier for you to stick to your own investment plan.
We at IDEX are always striving to offer you the latest technology to help you manage your investments. To that end, we hope you've taken the opportunity to access www.idexfunds.com and have enjoyed the flexibility of conducting account transactions, obtained account balances and viewed account histories. This new level of access is available 24 hours, everyday.
From here, there's no reason to think that globally competitive businesses should do anything but excel in the years ahead. Or that long-term investors should be anything but rewarded for their time in the market for many years to come. Those in the marketplace will, as always, need steady nerves to ride out the inevitable bumps and dips, but with realistic expectations, they should be well rewarded for staying the course. We recognize the challenges you face with respect to your own investment plan and greatly appreciate the opportunity to assist you in meeting them.

Sincerely yours,

/s/ John R. Kenney       /s/ G. John Hurley

May 18, 1999


IDEX JCC Capital Appreciation

Objective/Focus
Long-term growth of capital by normally investing at least 50% of assets in medium-sized companies.

Market Environment
Though U.S. equity markets carried last year's momentum into 1999, the gains in the major indices were driven by a handful of stocks. For much of the period, investors favored the liquidity and perceived stability of large capitalization stocks. Growing pressure on corporate earnings, however, has made investors more selective, leading to a renewed focus on companies of any size that offered sound fundamentals and robust earnings potential.

Performance
Despite what was an inhospitable environment for small and mid-cap stocks, IDEX JCC Capital Appreciation enjoyed broad-based gains. We outperformed our benchmark, the S&P MidCap 400 Index, as well as the S&P 500 Index, by more than two-fold. Please refer to the Performance Table on the following page for further details. While I adhered to my discipline of investing in mid-cap stocks, I concentrated the fund on quality growth opportunities such as those in the technology, telecommunications, and cable areas.

Five Largest Holdings (% of Net Assets)
Apollo Group, Inc. Class A         5.4%
eBay, Inc.                         5.3%
Vitesse Semiconductor Corp.        4.5%
Amazon.com, Inc.                   4.1%
Exodus Communications              3.8%

Strategy Review
One trend we are particularly excited about is the rapid growth in networking. A company that has made tremendous inroads in this area is the Internet auction site, eBay. With more than two million items for sale, eBay offers buyers everything from baseball cards to condominium time shares. The company's recent partnership with America Online gives it preferential access to the roughly 18 million AOL subscribers, creating further growth potential.

Top Five Industries (% of Net Assets)
Communciations                23.3%
Broadcasting                  12.1%
Retailers-Specialty           9.6%
Computers                     9.1%
Diversified Technology        7.9%

As companies build out their Web offerings, they need a secure way of storing computer platforms that house their data. We see a lot of potential in this area, and consequently added a new position in Exodus Communications. Exodus builds and maintains guarded, climate-controlled bunkers that provide backup power systems and telecommunication networks to assure companies of secure, sustained operations of their online systems.

The rapid expansion in data communication and networking needs is creating demand for high-capacity broadband networks. This has created opportunities for telecommunication providers such as Metromedia Fiber and Nextlink
Communications, two new positions in the fund. Both holdings showed strong performance during the period.

Outlook
We remain upbeat on prospects for the U.S. economy, even as we're seeing signs of improvement in the emerging market economies. We will continue to apply our exacting research standards to finding companies with strong management and unique business models that can withstand new competitors and economic cycles.


/s/ James P. Goff

James P. Goff
Fund Manager
Janus Capital Corporation

S&P 500(1)     $31,574
Class A        $28,299
S&P 400(1)     $24,766

This graph compares the 4/30/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

Cyclical vs. Non-Cyclical
Cyclical products are sensitive to business cycles and price changes, while non-cyclical products are generally purchased at regular intervals, regardless of economic conditions.

Average Annual Total Returns for the Period Ended 4/30/99
                                        From      Inception
                    6 months  1 year    Inception Date
Class A (NAV)       58.21%    47.41%    28.21%    12/2/94
Class A (POP)       49.50%    39.30%    26.58%    12/2/94
S&P 500 (1)         22.32%    21.82%    30.39%    12/2/94
S&P 400 (1)         18.95%    6.41%     23.28%    12/2/94
Class B (NAV)       58.10%    46.80%    24.24%    10/1/95
Class B (POP)       53.10%    41.80%    23.92%    10/1/95
Class M (NAV)       58.11%    46.89%    27.71%    12/2/94
Class M (POP)       55.53%    44.43%    27.42%    12/2/94
Notes
1    The Standard & Poor's (S&P 500) Index and Standard & Poor's MidCap 400 (S&P
400) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investments by Sector as a Percentage of Net Assets

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


IDEX Alger Aggressive Growth

Objective/Focus
Long-term capital appreciation through investments in domestic equities of developing companies or companies with promising growth potential.

Market Environment
This period was an exceptional one for the stock market. After several attempts and a few wild fluctuations amid profit taking, the Dow Jones Industrial Average finally closed over the 10,000 mark on March 29th. The economy, meanwhile, proved robust, interest rates and inflation remained at low levels, and we are seeing the beginnings of a technological revolution led by the Internet.

With prices recovering dramatically from their third quarter lows, market psychology continued to improve across the period. And, as investors became less risk averse, they turned away from the perceived safety of U.S. Treasury securities toward other investment opportunities in search of higher returns. Investors have continued to favor companies with the ability to produce superior earnings gains, even in a slower-growth economic environment.

Performance
For the six months ended April 30, 1999, performance for IDEX Alger Aggressive Growth was strong, greatly outdistancing that of its benchmark, the S&P 500. For additional statistics, please refer to the Performance Table on page 5.

Five Largest Holdings (% of Net Assets)
America Online, Inc.          4.4%
Microsoft Corp.               4.1%
Broadcast.com, Inc.           3.6%
Tyco International, Ltd.      3.5%
Citigroup, Inc.               3.4%

Strategy Review
At period end, the fund held 62 stocks and a small cash position. Software, semiconductors and communications represented the top three industries. Consistent with the growth of the Internet, communication and semiconductor stocks performed especially well this period.
With the strong growth of the economy, retailing companies also produced good stock performance.

Top Five Industries (% of Net Assets)
Software                 12.9%
Semiconductors           12.5%
Communications           10.1%
Retailers - Specialty    9.6%
Computers                7.8%

Outlook
We believe the markets are through the worst of the global financial crisis and the stage is being set for an eventual economic recovery. We do not, however, anticipate a robust rebound in 1999. Indeed, prospects for slower growth in the U.S. and ongoing weakness in economies overseas suggest few companies will be able to produce strong revenue gains. Moreover, since pricing power remains weak, most will be unable to expand profit margins. As a result, we believe growth in overall corporate profits will be modest. Even in this kind of environment, we believe investors will still favor companies with the ability to produce relatively superior earnings gains. And quality growth companies whose earnings do not depend on general economic conditions should continue to generate relatively strong gains in 1999. Despite their superior earnings power, high quality growth companies still receive only a modest premium to the market. We expect that premiums will widen and result in another year of strong performance.


/s/ David D. Alger

David D. Alger
Fund Manager
Fred Alger Management, Inc.

Class A             $33,958
S&P 500(1)          $31,574

This graph compares the 4/30/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Average Annual Total Return
A hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

Average Annual Total Returns for the Period Ended 4/30/99
                                   From      Inception
               6 months  1 year    Inception Date
Class A (NAV)  40.29%    45.02%    33.62%    12/2/94
Class A (POP)  32.57%    37.04%    31.92%    12/2/94
S&P 500 (1)    22.32%    21.82%    30.39%    12/2/94
Class B (NAV)  40.07%    44.36%    21.48%    10/1/95
Class B (POP)  35.07%    39.36%    21.15%    10/1/95
Class M (NAV)  40.11%    44.46%    33.25%    12/2/94
Class M (POP)  37.71%    42.01%    32.94%    12/2/94
Notes
1    The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investments by Sector as a Percentage of Net Assets

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


IDEX T. Rowe Price Small Cap

Objective/Focus
Long-term growth of capital by investing in common stocks of small-cap growth companies and stock index futures.

Market Environment
IDEX T. Rowe Price Small Cap commenced operations March 1 of this year. The fund invests primarily in small growth companies whose market capitalization is smaller than 80% of those in the S&P 500. Major stock indices rose in March and April, led by a relatively narrow group of large-cap growth and Internet-related stocks. Amid increasing concern over valuations, however, investors began to shift assets into a wider range of stocks, many that had been out of favor for some time.

Performance
Though small-company stocks benefited from the broadening of the market's advance, IDEX T. Rowe Price Small Cap lagged its benchmark, the Russell 2000 Index, for the two-month period ended April 30. This performance is reflective of weakness in several holdings, our very low relative weighting in Internet stocks, and the process of investing the fund's seed money.

Five Largest Holdings (% of Net Assets)
VISX, Inc.                         1.0%
Lexmark International Group, Inc.  1.0%
Level One Communications Corp.     0.8%
Century Communications Corp.       0.8%
Comverse Technology, Inc.          0.8%

Strategy Review
We use a number of quantitative models to select investments so that the fund as a whole reflects characteristics we consider important, such as valuations and projected earnings growth. In addition, the fund will typically be broadly diversified, and the top 25 holdings will not constitute a large portion of assets. At period end, the fund had more than 250 holdings, and only one represented more than 1% of assets. We kept about 8% of assets in cash reserves to take advantage of buying opportunities.

Top Five Industries (% of Net Assets)
Software                 12.9%
Consumer Services        7.4%
Semiconductors           5.4%
Computers                4.5%
Communications           4.4%

Our largest commitment is to the business services and transportation sectors, which represents nearly one-third of fund assets. Weakness in computer software companies was a substantial drag on performance. We were also hurt by sharp declines in several companies with disappointing earnings, such as Network Associates. Higher energy costs also proved to be a negative for airline stocks, though energy stocks were among our best performers.

Outlook
We will continue to look for small-cap stocks of companies with solid, long-term growth potential and reasonable valuations. We will also maintain our broad diversification, which should serve investors well when market leadership changes. When that change will occur, we cannot predict, but we doubt that the cycles of leadership that prevailed in the past have disappeared forever. That said, we are confident that at some point investors will be attracted to the historically low valuations of small-company growth stocks.


/s/ Richard T. Whitney

Richard T. Whitney
Fund Manager
T. Rowe Price Associates, Inc.

This graph compares the 4/30/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Russell 2000(1)          $11,066
Class A                  $9,673

What is Capitalization?
Capitalization, usually referred to as "cap", is the total market value of a company's outstanding shares. Small cap is typically less than $1 billion, mid cap is $1-$8 billion and large cap is more than $8 billion.

Average Annual Total Returns for the Period Ended 4/30/99
                    From           Inception
                    Inception      Date
Class A (NAV)       1.55%          3/1/99
Class A (POP)       (3.27)%        3/1/99
Russell 2000 (1)    10.66%         3/1/99
Class B (NAV)       1.45%          3/1/99
Class B (POP)       (3.55)%        3/1/99
Class M (NAV)       1.46%          3/1/99
Class M (POP)       (0.55)%        3/1/99
Notes
1    The Russell 2000 (Russell 2000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.
From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investments by Sector as a Percentage of Net Assets

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


IDEX Pilgrim Baxter Mid Cap Growth

Objective/Focus
Long-term growth of capital by investing fund assets principally in common stocks of medium capitalization companies.

IDEX Pilgrim Baxter Mid Cap Growth commenced operations March 1 of this year with an objective of capital appreciation. The fund invests primarily in companies believed to have strong earnings growth and capital appreciation potential. U.S. economic outlook continues to be positive by most measures.
And despite the continued tight labor market, wage inflation does not appear to be a significant threat yet, at least according to the employment cost index. Productivity remains high, factory orders are up for both durable and non-durable goods, and despite the turmoil in Yugoslavia, some overseas markets may be improving. The important issue to us, of course, is whether this positive economic climate will benefit mid-cap growth stocks in a sustainable way. Recent market performance gives us long awaited reasons for optimism.

Performance
Though the fund has a very short operating history, we are very pleased with its performance relative to its benchmark.
For more details, please refer to the Performance Table on page 9.

Five Largest Holdings (% of Net Assets)
Altera Corp.                  2.8%
Premier Parks, Inc.           2.7%
L-3 Communications, Inc.      2.5%
Mettler-Toledo Int'l, Inc.    2.4%
Xilinx, Inc.                  2.4%

Strategy Review
The fund's most heavily weighted sector is technology, which has, to date, contributed more than half of our positive performance. At the end of March and the beginning of April, we began to reduce the fund's exposure to capital equipment companies and semiconductor companies and increased its exposure to Internet-related companies, believing few other areas in the technology sector have prospects as attractive. We continue to place less emphasis on high-flying Internet portal companies, preferring instead to focus on firms providing access, services, and bandwidth to the Internet.

Top Five Industries (% of Net Assets)
Semiconductors                15.8%
Communications                10.4%
Software                      7.3%
Electronic Components         7.2%
Retailers - Specialty         6.9%

In most cases, our consumer cyclical holdings contributed positively to performance. The financial sector also contributed significantly to the fund, especially holdings in the specialty sub-sectors, such as Providian and Heller Financial. The diverse industrial sector also turned in an impressive performance to date, with a good contribution coming from Gentex, an automotive parts supplier.

Outlook
We continue to like the long-term prospects of the mid-cap growth companies in the fund. Superior technologies, balance sheets, and business models, along with an ability to execute are the kind of characteristics found in companies we believe contribute to sustained, above-average growth rates. We think companies with these characteristics will continue to be sought by investors.


/s/ Jeffrey A. Wrona

Jeffrey A. Wrona
Fund Manager
Pilgrim Baxter & Associates, Ltd.

Class A                  $11,230
Russell MCG (1)          $11,038

This graph compares the 4/30/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Investment Style
Growth reflects companies with the potential to increase earnings faster than other companies. Value reflects companies that are thought to be undervalued (low P/E) relative to their actual worth. Blend is a mixture of both philosophies.

Average Annual Total Returns for the Period Ended 4/30/99
                         From           Inception
                         Inception      Date
Class A (NAV)            17.91%         3/1/99
Class A (POP)            12.30%         3/1/99
Russell MCG (1)          10.38%         3/1/99
Class B (NAV)            17.80%         3/1/99
Class B (POP)            12.80%         3/1/99
Class M (NAV)            17.81%         3/1/99
Class M (POP)            15.64%         3/1/99
Notes
1    The Russell Mid Cap Growth Index (Russell MCG) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investments by Sector as a Percentage of Net Assets

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


IDEX GE/Scottish Equitable International Equity
Top Five Countries (% of Net Assets)
United Kingdom                19.3%
France                        16.5%
Germany                       10.1%
Japan                         7.9%
Netherlands                   6.7%

Five Largest Holdings
(% of Net Assets)
Telecom Italia SpA            3.4%
AXA-UAP                       2.7%
Pruessag AG                   2.5%
Mannesman AG                  2.5%
ING Groep NV                  2.4%

Objective/Focus
Long-term growth of capital by investing primarily in the common stock and other equity securities of foreign issuers traded on overseas exchanges and foreign over-the-counter markets.

Market Environment
Scottish Equitable Investment
Management Limited ("SEIM")
International equity markets put in mixed performances during the period. Modest gains and flat trading characterized the UK and European markets respectively, while emerging markets recorded exceptional returns. Japan, too, experienced a significant rally. There has been a considerable amount of foreign buying with international investors confident about the news on corporate restructuring.
GE Investment Management Incorporated ("GEIM")
Across the period, Asian equities within the MSCI-EAFE Index were the strongest performers, gaining 29.6% over the last six months. As for the rest of the Index's components, Japan's equities gained 26.9%, the United Kingdom's rose 16.8%, and European equities returned 8.1%.

Performance
For the six months ended April 30, 1999, IDEX GE/Scottish Equitable International Equity slightly underperformed its benchmark. Please refer to the next page for details.
Strategy Review
SEIM
For much of the period we maintained a defensive strategy. In anticipation of a slow down in economic growth, we favored stocks whose profits were unlikely to be affected by swings in the economic cycle. In April, however, our investment strategy changed. As it became apparent the outlook for global growth has improved, we increased our exposure to the Far East and Latin America.
GEIM
Our performance was a direct result of good stock selection around the globe. Holdings in the United Kingdom had a major positive effect on performance, as did those in Continental Europe. The top three performers from the European sector were Nokia of Finland, Mannesman of Germany, both in telecommunications, and Pruessag AG, a German travel company. Japan's market gain actually had a minor negative effect on performance given the fund's underweighted position there.

Outlook
SEIM
The shift in sentiment on global growth is evident in the markets, where interest rate expectations have been rising and cyclical stocks have been performing well. Our view is that the recent shift in sentiment in the equity and bond markets has been overdone. We still expect yields to decline. This allows us to take a reasonably optimistic view on global equities as a result of the support lower bond yields will provide to valuations.
GEIM
Looking ahead, we believe the changes that Japan makes in its economic structure will affect the global economic outlook for the balance of 1999. We are closely monitoring Japan's corporate restructuring to see whether changes are credible rather than superficial. When Japanese companies begin serious restructuring, we expect their corporate earnings to improve. In Europe, we anticipate economic stabilization will continue as more corporations consolidate and interest rates drop further.


/s/ Russell Hogan

Russell Hogan
for the Investment Management Board
Scottish Equitable Investment Management, Ltd.


/s/ Ralph R. Layman

Ralph R. Layman
Co-Fund Manager
GE Investment Management Incorporated


MSCI-EAFE(1)         $13,216
Class A              $11,706

This graph compares the 4/30/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Global vs. International
"Global" typically refers to worldwide investing; U.S. as well as non-U.S. investments. "International" indicates investments primarily of non-U.S. origin.

Average Annual Total Returns for the Period Ended 4/30/99
                                        From      Inception
                    6 months  1 year    Inception Date
Class A (NAV)       14.07%    (0.29)%   10.05%    2/1/97
Class A (POP)       7.79%     (5.77)%   7.30%     2/1/97
MSCI-EAFE (1)       15.44%     9.80%    13.73%    2/1/97
Class B (NAV)       13.75%    (0.93)%   9.36%     2/1/97
Class B (POP)       8.75%     (5.88)%   8.15%     2/1/97
Class M (NAV)       13.80%    (0.83)%   9.47%     2/1/97
Class M (POP)       11.66%    (2.80)%   8.98%     2/1/97
Notes
1    The Morgan Stanley Capital International - Europe, Asia, and Far East (MSCI
EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investments by Region as a Percentage of Net Assets

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


IDEX JCC Global

Objective/Focus
Long-term growth and preservation of capital through investments primarily in common stocks of foreign and domestic issuers.

Market Environment
Despite heightened volatility, international equity markets rallied throughout the period, supported by global interest rate cuts and easing recession fears. While U.S. equities led the way, stocks in Asia and Latin America showed renewed vigor amid signs the worst may be over for economies in those regions. European markets, on the other hand, were volatile, struggling against slower economic growth and pressure on the new Euro currency.

Performance
For the six months ended April 30, 1999, IDEX JCC Global outperformed its benchmark, the MSCI World Index. Please see the Performance Table on the facing page for more details. I attribute the fund's strong performance to our ability to find companies able to generate robust earnings in a variety of economic conditions.

Five Largest Holdings (% of Net Assets)
Cisco Systems, Inc.           4.2%
Tyco International, Ltd.      3.7%
Mannesman AG                  2.9%
NTT Mobile Communications     2.9%
Time Warner, Inc.             2.5%
Strategy Review
We benefited from our decision last year to raise the fund's weighting in U.S. stocks. This strategy reflects our belief that U.S. companies are ahead in terms of cost-cutting and technological innovation. Companies like Cisco Systems and MCI WorldCom continued to reward our confidence with vigorous performance. Both companies are leading franchises driving the changes creating value in their industries.

We continued to capitalize on the build-out of global broadband telecommunication networks. Companies like Britain's COLT Telecom and Orange PLC are constructing new telecommunication networks that will allow users to access voice, data, and Internet services over a single network.

Top Five Countries (% of Net Assets)
United States                 41.9%
United Kingdom                8.9%
Japan                         7.0%
Netherlands                   7.0%
France                        6.2%

The strategic value of cable franchises is another theme we're following globally. Leveraging our expertise in the cable area, we have identified quality franchises such as Canada's Rogers Communications and Shaw Communications. In many ways these companies are ahead of their U.S. counterparts in upgrading their systems, and we believe they may offer tremendous growth potential going forward.

Outlook

Overall, we are optimistic on the outlook for the global economy. Modest inflation and lower interest rates are expected to support moderate but continued growth in the U.S. and Europe, while prospects for Asia and the emerging markets appear brighter than they did six months ago. We will continue to focus on companies that can generate strong results in any kind of economic environment. These are the kind of opportunities we try to find, relying on the expertise and rigorous efforts of our research team.


/s/ Helen Young Hayes

Helen Young Hayes
Fund Manager
Janus Capital Corporation

Class A        $36,559
MSCIW(1)       $28,846

This graph compares the 4/30/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Region
A region represents countries within a given geographic area. Regional analysis is provided for Global and International investors to illustrate the regions in which the fund is invested.

Average Annual Total Returns for the Period Ended 4/30/99
                                                  From      Inception
                    6 months  1 year    5 year    Inception Date
Class A (NAV)       23.21%    12.84%    19.46%    22.85%    10/1/92
Class A (POP)       16.44%    6.63%     18.12%    21.80%    10/1/92
MSCIW (1)           19.78%    16.37%    17.05%    17.70%    10/1/92
Class B (NAV)       22.91%    12.17%    -         22.74%    10/1/95
Class B (POP)       17.91%    7.17%     -         22.40%    10/1/95
Class M (NAV)       22.96%    12.27%    19.05%    20.59%    10/1/93
Class M (POP)       20.73%    10.15%    18.81%    20.37%    10/1/93
Notes
1    The Morgan Stanley Capital International World (MSCIW) Index is an
unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investments by Region as a Percentage of Net Assets

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


IDEX Salomon All Cap

Objective/Focus
Long-term growth of capital by investing fund assets principally in common stocks and convertible securities.

Market Environment
IDEX Salomon All Cap commenced operations March 1 with an objective of capital appreciation.

While domestic demand has been outstripping even the more optimistic estimates of the U.S. economy's long-term capacity, a combination of fast-rising productivity, a flood of goods from abroad, and more intensive use of labor has kept inflation from overheating. While the biggest risk remains the lingering threat of eventual overheating, monetary policymakers may be inclined to maintain their present stance until there are more tangible signs of strain. U.S. economic outlook has already improved a bit. This, coupled with continued improvement in international stability, caused investors to focus on cyclical stocks that have mostly underperformed for the last several quarters.

Performance
The fund demonstrated the benefits associated with its all-capitalization strategy as market breadth improved in March and April. For the two-month period ended April 30, 1999, the fund outperformed its benchmark, the Russell 3000 Index. For details, please refer to the Performance Table on page 15.

Strategy Review
Energy-related stocks, notably Tosco Corp. and Tesoro Petroleum, drove performance gains in the period. During the recent energy rally, we took profits from the run-up in refiners and reinvested them in strategically well-positioned energy production companies. In addition, the technology, basic materials, and communication services sectors were important contributors to overall results. Individual companies contributing to performance were Comverse Technology, Geon Company, and PanAmSat.

Five Largest Holdings (% of Net Assets)
Hormel Foods Corp.                 4.4%
RJR Nabisco Holdings Corp.         4.2%
Food Lion, Inc.                    4.0%
Philip Morris Companies, Inc.      3.3%
Rogers Cantel Mobile Commun.       3.0%

Top Five Industries (% of Net Assets)
Food - Other                       12.3%
Communications                     12.2%
Computers                          5.8%
Banks                              5.2%
Software                           5.0%

Outlook
The recent rotation in the equity markets has principally benefited three categories: value stocks, cyclical stocks, and small/mid-cap stocks. We believe this rotation, while no longer in its early stages, still requires some time to evolve fully. At the same time, while many broad market indicators appear expensive, we are still able to find stocks of companies that have attractive fundamental profiles at reasonable valuations. We continue to evaluate the risk/reward of each security we own and use position size to reflect our assessments. Overall, the fund is increasingly positioned with companies that have favorable growth characteristics yet retain reasonable current valuations.


/s/ Ross S. Margolies

Ross S. Margolies
Fund Manager
Salomon Brothers Asset Management, Inc.

Russell 3000(1)          $10,835
Class A                  $10,623

This graph compares the 4/30/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Sales Load
Reflected as either front-end or back-end load. Front-end load is a percentage charged on purchases through the Public Offering Price. Back-end load is a percentage deducted from redemptions.


Average Annual Total Returns for the Period Ended 4/30/99
                         From           Inception
                         Inception      Date
Class A (NAV)            11.53%         3/1/99
Class A (POP)            6.23%          3/1/99
Russell 3000 (1)         8.35%          3/1/99
Class B (NAV)            11.42%         3/1/99
Class B (POP)            6.42%          3/1/99
Class M (NAV)            11.44%         3/1/99
Class M (POP)            9.32%          3/1/99
Notes
1    The Russell 3000 Index (Russell 3000) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investments by Sector as a Percentage of Net Assets

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


IDEX JCC Growth

Objective/Focus
Long-term growth of capital through investments in common stocks of companies selected solely for their earnings and growth potential.

Market Environment
After ending 1998 on an exceptionally strong note, the stock market carried its momentum into the New Year. Many of the major market averages, including the S&P 500 and the Dow Jones Industrial Average, reached new highs, with the Dow near the historic 11,000-point mark toward the end of April. The market advance, however, masked heightened volatility, particularly late in the period.
The strong U.S. economy and a slight firming in the price of oil sparked renewed inflation fears, contributing to an uptick in long-term interest rates. That rise in interest rates slowed the advance of a number of high-flying growth stocks, especially in the technology area.

Performance
Despite the volatility, IDEX JCC Growth moved ahead nicely across the period, outperforming the major market indexes, including its benchmark, the S&P 500. Please refer to the Performance Table on the next page, which detail the more than two-fold performance advantage of the fund.

Five Largest Holdings (% of Net Assets)
America Online, Inc.          10.0%
Microsoft Corp.               7.3%
Nokia Corp. OY ADR            6.3%
Dell Computer Corp.           5.6%
Cisco Systems, Inc.           4.5%

Strategy Review
We attribute the fund's success to our focus on what we believe are some of the most dynamic companies in rapidly growing segments of the economy. These sectors included select Internet-related companies, telecommunication providers, and cable franchises.

Among our Internet-related names, our position in America Online continued its amazing run. With its incredible brand name and 18 million subscribers, AOL is uniquely positioned to build on its customer base by offering a wide array of innovative products and services to its clients. At the same time, we're seeing a growing interdependency between Internet companies and telecommunication providers. In order for companies to expand their distribution and marketing capabilities via networking, they need high-speed connections to the Web.
This is where our cable and telecommunication companies, like Qwest and AtHome, for example, are bridging the gap.

Top Five Industries (% of Net Assets)
Software                      17.3%
Communications                13.4%
Pharmaceuticals               7.9%
Diversified-Technology        7.4%
Broadcasting                  6.5%

In addition, many of our cable companies moved higher on news of proposed consolidation. AT&T's recently announced acquisition of MediaOne Group, one of our holdings, only reconfirms our belief in the strategic value of the cable plant as a platform for broadband telecommunications.

Outlook
As we look to uncover the most compelling ideas available, we believe the fund is well positioned right now in some of the most robust areas of the global economy. Our dedication to research allows us to invest with confidence for the future.


/s/ Scott W. Schoelzel

Scott W. Schoelzel


/s/ Edward Keely

Edward Keely
Co-Fund Managers
Janus Capital Corporation

Class A                  $67,292
S&P 500(1)               $55,802

This graph compares the 4/30/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

Comparative Index
A comparative index is a general broad-based index, representative of the objective of the Fund, approved by the Fund's Trustees and registered with the Securities and Exchange Commission.


Average Annual Total Returns for the Period Ended 4/30/99
                                                       From    Inception
               6 months  1 year    5 year    10 year   Inception Date
Class A (NAV)  44.84%    50.52%    29.83%    21.69%    20.54%    5/8/86
Class A (POP)  36.87%    42.25%    28.37%    21.00%    20.02%    5/8/86
S&P 500 (1)    22.32%    21.82%    26.79%    18.76%    17.12%    5/8/86
Class B (NAV)  44.60%    49.85%    -         -         32.38%    10/1/95
Class B (POP)  39.60%    44.85%    -         -         32.11%    10/1/95
Class M (NAV)  44.63%    49.96%    29.48%    -         24.94%    10/1/93
Class M (POP)  42.19%    47.46%    29.22%    -         24.71%    10/1/93
Class T (NAV)  44.97%    50.89%    30.18%    22.04%    20.91%    6/4/85
Class T (POP)  32.65%    38.06%    27.89%    20.96%    20.14%    6/4/85
Notes
1    The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. IDEX JCC Growth Class M shares reflects the maximum applicable contingent deferred sales charge of 1% in the first 18 months after purchase and the maximum sales charge of 1%.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares, 1% for M shares and 8.5% for T shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value
(NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Class T shares are not available to new investors. Periods less than 1 year represent total return and are not annualized. Investments by Sector as a Percentage of Net Assets

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


IDEX Goldman Sachs Growth

Objective/Focus
Long-term growth of capital by investing principally in stocks with long term capital appreciation and foreign equity securities.

Market Environment
IDEX Goldman Sachs Growth commenced operations March 1 of this year with an objective of long-term growth of capital.

The S&P 500 rose over 22% during the reporting period, reflecting continued investor confidence in the U.S. economy and a renewed confidence in the global economy. Investors continued to favor large capitalization over smaller capitalization stocks, with a bias towards growth versus value stocks. In April, however, the performance of cyclical stocks, which are closely linked to global economic development, improved. The market's rotation into cyclical stocks has recently slowed investment into areas that were the darlings at the end of 1998.

Performance
For the two-month period ended April 30, 1999, IDEX Goldman Sachs Growth outperformed its benchmark, the S&P 500. Please see the Performance Table located on page 19 for more details.

Five Largest Holdings (% of Net Assets)
AT&T Corp.                    4.2%
Microsoft Corp.               3.2%
General Electric Company      2.5%
The AES Corp.                 2.1%
State Street Corp.            2.0%

Strategy Review
We prefer to invest in companies that we feel are the dominant players in their respective industries, retain a strong business franchise, and maintain sustainable growth rates. In the technology sector, for example, we prefer dominant industry players such as Microsoft Corp. and Cisco Systems, Inc., and Internet companies like America Online and AtHome. Our Internet holdings reflect our belief in companies with a subscription business and market dominance, rather than those with unproven business models and hard-to-justify valuations. In the telecommunications and cable services sector, our investments are in companies that benefit from multiple revenue streams and strong business franchises.
The solid waste industry is also attractive to us in that it is somewhat insulated from the business cycle.

Top Five Industries (% of Net Assets)
Communications           10.5%
Pharmaceuticals          7.8%
Banks                    6.5%
Broadcasting             5.7%
Software                 4.9%

Outlook
While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy.
We believe the trend towards global communication can only benefit U.S. companies over the long term. More fundamentally, we will continue to focus on the core business characteristics that provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow. We believe that the enduring competitive advantage of the companies will withstand even an uncertain market environment.


/s/ Herbert E. Ehlers

Herbert E. Ehlers
Fund Manager
Goldman Sachs Asset Management

S&P 500(1)               $10,803
Class A                  $10,396

This graph compares the 4/30/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

CDSC Charge
Contingent Deferred Sales Charge ("CDSC"), also known as a back-end load, is a fee charged at redemption. The charge declines to zero over a specified time, encouraging the buy and hold approach.

Average Annual Total Returns for the Period Ended 4/30/99
                                   From           Inception
                                   Inception      Date
Class A (NAV)                      9.15%          3/1/99
Class A (POP)                      3.96%          3/1/99
S&P 500 (1)                             8.03%          3/1/99
Class B (NAV)                      9.04%          3/1/99
Class B (POP)                      4.04%          3/1/99
Class M (NAV)                      9.06%          3/1/99
Class M (POP)                      6.97%          3/1/99
Notes
1    The Standard & Poor's 500 (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investments by Sector as a Percentage of Net Assets
This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


IDEX C.A.S.E. Growth

Objective/Focus
Growth of capital through investments in stocks exhibiting below market risk and below market multiples with above average fundamentals.

Market Environment
The U.S. economy's steady growth across the period surprised most forecasters. The good news is our nation's economic gains stem mainly from improvements in worker productivity and are, therefore, of a non-inflationary nature. Meanwhile, job growth and consumer confidence remain high, and interest rates and inflation continue to be low. For its part, the stock market is likely to remain strong until there are signs of economic overheating or long-term Treasury yields move above 6%. For now, the underlying fundamentals of the broad market continue to be more attractive than the large-cap sector.

Performance
The market this period began a rotation away from a narrow range of large-cap, high-priced, high-risk stocks. This increase in the breadth of investors' stock appetites contributed in no small measure to the above-market performance of the fund. Please refer to page 21 for more information.

Five Largest Holdings (% of Net Assets)
GENESCO, Inc.                      6.9%
Claire's Stores, Inc.              6.4%
Jones Apparel Group                5.3%
Ciena Corp.                        5.3%
MCI Worldcom, Inc.                 5.0%

Strategy Review
Right now, the fund tends to favor companies in the mid-to-large capitalization range (around the $25 billion mark). We're finding stocks of leading companies that manage a host of brand name businesses and whose buying power commands competitive prices, all of which lead toward above-average profit margins. From a sector standpoint, while we've benefited from our commitments to retail, oil, and cyclical stocks, our telecommunications and electronic holdings have been the centerpiece of the fund's above-market performance of late.

Top Five Industries (% of Net Assets)
Communications           13.0%
Retailers-Apparel        11.7%
Software                 8.6%
Footware                 6.9%
Oil Drilling             5.4%

On the negative side, our pharmaceutical holdings have underperformed over the past few months. We believe, however, the valuations of these companies, many of which are expecting double-digit growth over the foreseeable future, appear to be very reasonable. Large-cap drug stocks are, in our opinion, at market multiples rare for well-managed companies with above-average growth rates.

Outlook
Presently, the valuations and average return on equity of stocks in IDEX C.A.S.E. Growth appear attractive relative to those in the Wilshire 5000. We strive to make a practice of selling holdings when they become overvalued, or when the underlying company lowers its growth rate or loses market share. This strategy should appeal to investors seeking above-average growth characteristics from investments that exhibit below-market risk characteristics.


/s/ William E. Lange

William E. Lange
Fund Manager
C.A.S.E. Management, Inc.

S&P 500(1)               $22,162
Wilshire 5000(1)         $20,446
Class A                  $13,962

This graph compares the 4/30/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

Sector
A sector is a broad grouping of specific industries. Our sectors and their components correspond with those published in the Wall Street Journal.

Average Annual Total Returns for the Period Ended 4/30/99
                                        From      Inception
                    6 months  1 year    Inception Date
Class A (NAV)       28.12%    1.34%     12.78%    2/1/96
Class A (POP)       21.07%    (4.24)%   10.83%    2/1/96
Wilshire 5000 (1)   22.99%    17.12%    25.34%    2/1/96
S&P 5001            22.32%    21.82%    28.29%    2/1/96
Class B (NAV)       27.85%    0.69%     12.13%    2/1/96
Class B (POP)       22.85%    (4.31)%   11.65%    2/1/96
Class M (NAV)       27.89%    0.79%     12.23%    2/1/96
Class M (POP)       25.61%    (1.22)%   11.89%    2/1/96
Notes
1    The Wilshire 5000 Equity Index (Wilshire 5000) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For reporting periods through October 31, 1998, the Fund had selected the Standard and Poor's 500 Index (S&P 500) as its benchmark measure; however, the Wilshire 5000 Equity Index is more appropriate for comparisons to the Fund.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of idvidends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized.

This material must be preceded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


Value Equity

Objective/Focus
Maximum total return with minimum risk through investments primarily in common stocks showing above average statistical value and are in fundamentally attractive industries.

Market Environment
Recent stock market action has been reflecting an important rotation from large growth-oriented stocks to those of value and cyclical companies. During 1998, growth stocks outperformed value stocks by the largest margin on record, pushing the valuation disparity between growth and value stocks to an extreme. This divergence set the stage for a dramatic recovery of value stocks once the necessary catalysts emerged. To that end, as investors became increasingly confident of strengthening corporate profits here at home and economic recovery for the rest of the world, a dramatic rotation into value stocks started in March and April of 1999.

Performance
While performance for IDEX NWQ Value Equity lagged its benchmark for the period, it has improved strongly of late. For the six months ended April 30, 1999, the fund returned 14.22%. The S&P 500, by comparison, was up 22.32% for the same period.

Five Largest Holdings (% of Net Assets)
MediaOne Group, Inc.               4.8%
Halliburton Company                3.7%
Texas Instruments, Inc.            3.3%
Bank One Corp.                     3.1%
Wells Fargo & Company              3.1%

Strategy Review
Within the fund, many of the strongest performers were stocks most negatively impacted last year by the "Asian Flu". These issues would be included mostly in the oil service, machinery, and bank sectors. The cheapness of many of the fund's holdings was also reflected in three announced takeovers at substantial premiums to trading levels prior to the bids.

Top Five Industries (% of Net Assets)
Insurance                          11.2%
Banks                              11.1%
Oilfield Equipment & Services      6.6%
Chemicals                          6.4%
Communications                     6.0%

Whether this change in stock market leadership is temporary or the beginning of a period of better performance for the value stocks remains to be seen. It has long been held that growth outperforms value during periods when economic conditions deteriorate, thus the global crisis environment that prevailed in 1998 fed investors' appetites for mega-cap growth stocks. So, what will be the catalyst for a shift back to value? In past cycles, investors gravitated towards value stocks 6 to 12 months ahead of an anticipated turn in earnings growth. Today, such a turn would very likely come with an improved outlook for world growth and corporate pricing power. The unprecedented number of central bank interest rate easings (137 since last October, 32 in April alone) has contributed to global stability, creating liquidity and the potential increased global growth. History has also shown that periods of investment style outperformance have frequently ended with an acceleration, or blow-off, in relative performance. Given the record relative performance for growth stocks in 1998 and the recent gains in value stocks, it's becoming increasingly probable that value investing is coming back into favor.

Outlook
As a value manager, we place great emphasis on the measures of the stocks in which we invest-measures that historically have provided a sort of safety margin relative to the growth style. And as long-term value investors, we recognize that it is not uncommon to experience periods when our style underperforms. We feel confident that, this period of underperformance is coming to an end.



/s/ Edward C. Friedel

Edward C. Friedel
Fund Manager
NWQ Investment Management Company, Inc.

S&P 500(1)          $17,462
Class A             $12,018


This graph compares the 4/30/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.


Value Investing
Value style investing is an approach to identify securities that are undervalued in the present market environment without concentrating too much on future expectations.

Average Annual Total Returns for the Period Ended 4/30/99
                                        From      Inception
                    6 months  1 year    Inception Date
Class A (NAV)       14.22%    (5.05)%   11.36%    2/1/97
Class A (POP)       7.94%     (10.27)%  8.57%     2/1/97
S&P 500 (1)         22.32%    21.82%    29.34%    2/1/97
Class B (NAV)       13.88%    (5.70)%   10.69%    2/1/97
Class B (POP)       8.88%     (10.42)%  9.50%     2/1/97
Class M (NAV)       13.93%    (5.60)%   10.79%    2/1/97
Class M (POP)       11.79%    (7.48)%   10.30%    2/1/97
Notes
1    The Standard & Poor's (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investments by Sector as a Percentage of Net Assets

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


IDEX T. Rowe Price Dividend Growth

Objective/Focus
Increasing level of dividend income, long-term capital appreciation, and reasonable current income through investments primarily in dividend-paying common stocks, foreign securities and futures.

Market Environment
IDEX T. Rowe Price Dividend Growth commenced operations March 1 of this year. The fund seeks increasing dividend income over time, long-term capital appreciation, and a reasonable level of current income.

The stock market extended its long upward surge across the two months the fund was effective. Large-cap stocks remained the market leaders, but for the first time in many months, investor interest broadened beyond a small number of high-growth companies. Stronger-than-expected profit growth and a resilient economy directed investor attention toward cyclical and other previously out-of-favor stocks. Rising oil prices boosted energy stocks, and the real estate area also rebounded. Another notable market change was the revival of interest in value stocks that had lagged growth issues for an extended period.

Performance
The fund benefited from these trends and provided solid returns for its initial two-month period. Please see the Performance Table on the next page for details.

Five Largest Holdings (% of Net Assets)
SBC Communications, Inc.           2.0%
Mobil Corp.                        1.8%
AlliedSignal, Inc.                 1.7%
Bristol-Myers Squibb Company       1.7%
Galileo International, Inc.        1.7%

Strategy Review
Typically, we focus on companies that pay dividends, particularly those able to support rising dividends. In addition to the dividend emphasis, we have a value bias in our stock selection process. Among our larger sector concentrations, financial stocks, consumer cyclicals, utilities, and energy all contributed strongly to returns. Within the consumer cyclical group, we were heartened by the strong performance of our significant holdings of real estate investment trusts. We like these stocks for their high and increasing dividends and cash flows. The robust energy area included three of the fund's larger holdings-Mobil, BP Amoco, and Royal Dutch Petroleum. Our weaker groups included business services and transportation and consumer nondurables, especially pharmaceuticals, where major holding Bristol-Myers Squibb was disappointing.

Top Five Industries (% of Net Assets)
Real Estate                   7.5%
Pharmaceuticals               6.1%
Oil Companies - Major         5.6%
Banks                         4.8%
Diversified Financial         4.8%

Outlook
It's too soon to say if recent shifts in market leadership will be sustained, though we are hopeful. Rising interest rates are causing some discomfort with the historically high valuations of many stocks that have powered the market's advance. We will adhere to our investment discipline, including an emphasis on value when establishing positions in a stock. This means we are unlikely to own such recent high flyers as the Internet stocks, which do not meet our dividend and other criteria. We believe our approach should provide solid returns over time with less risk than the broad market.



/s/ William J. Stromberg

William J. Stromberg
Fund Manager
T. Rowe Price Associates, Inc.

S&P 500(1)          $10,803
Class A             $10,209

This graph compares the 4/30/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index on Class A's inception date.

Yield
The annual percentage rate of return attributed to dividends or interest earned on an investment.


Average Annual Total Returns for the Period Ended 4/30/99
                         From           Inception
                         Inception      Date
Class A (NAV)            7.18%          3/1/99
Class A (POP)            2.09%          3/1/99
S&P 500 (1)              8.03%          3/1/99
Class B (NAV)            7.07%          3/1/99
Class B (POP)            2.07%          3/1/99
Class M (NAV)            7.09%          3/1/99
Class M (POP)            5.02%          3/1/99
Notes
1    The Standard & Poor's (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.
From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investments by Sector as a Percentage of Net Assets
This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


IDEX Dean Asset Allocation
Credit Quality
(% of Net Assets)
AAA            15.5%
AA             5.6%
A              8.2%
BBB            -
BB             -
B              -
All C's        -
NA             -
Not Rated      8.4%

Objective/Focus
Preservation of capital and competitive investment returns by enhancing value during strong markets through increased weighting in stocks and preserve capital during weak/volatile markets primarily through increased weighting in U.S. Treasuries.

Market Environment
Stocks continued to rally this period, with most major indices advancing into record territory. Investors' bullish optimism was fueled by a robust economy, solid corporate earnings, and benign inflation. Beneath the surface, though, the internal fundamentals of the market suggest a surprisingly difficult environment in which to produce investment gains. Market experts refer this environment as one lacking in "breadth". A bull market lacking breadth is a cause for concern in that such an environment historically precedes difficult stock markets. Our models are capturing these concerns and are forecasting a cautious near-term approach toward stocks.

Performance
For the six months ended April 30, 1999, the fund underperformed its benchmark index, the Russell 1000 Value Index. Please refer to the Performance Table on page 27 for more information.

Five Largest Holdings (% of Net Assets)
News Corp., Ltd. ADR               3.4%
U.S. Treasury Notes 1-15-2006      3.0%
Federal National Mortgage
  Association 9-4-2007             2.9%
U.S. Treasury Notes 2-15-2004      2.8%
E.I. Dupont de Nemours
  and Company 9-1-2002             2.8%

Strategy Review
Given the current uncertainties in the market, we have emphasized investment themes that reduce the fund's risk profile. It's evident that in times of uncertainty, investors gravitate toward highly liquid stocks with familiar "brand names", and a certain number of large-cap stocks help provide a "foundation of stability". To that end, we've been increasing the fund's average market capitalization over the past year. And given the recessionary conditions in several overseas markets, we have reduced our international exposure and emphasized firms with a domestic profile.

Top Five Industries (% of Net Assets)
U.S. Government Agencies      19.6%
Insurance                     11.3%
U.S. Government Securities    7.2%
Diversified Financial         6.7%
Utilities - Electric          4.7%

It's notable that the month of April reflected a healthy "broadening" of the market to include previously ignored market segments. Of course, trends are fleeting in the stock market, and we typically advise our clients to focus on the long term. A longer-range analysis suggests that "value" approaches remain competitive with "growth" approaches with generally less risk. Moreover, periods of lagging performance for a particular approach are very often followed by periods of outperformance. Savvy investors are aware of this, and steer clear of the temptation to chase performance.

Outlook
Our stock selection process and asset allocation models have provided long-term investors with relatively stable returns that have been competitive with the market indices. Going forward, we expect our approach to continue to reward investors, while providing downside protection in times of market instability.


/s/ John Riazzi

John Riazzi

/s/ Arvind Sachdeva

Arvind Sachdeva
Co-Fund Managers
Dean Investment Associates

S&P 500(1)               $24,296
Russell 1000(1)          $23,772
Class A                  $14,115
LBIGCB(1)                $12,613

This graph compares the 4/30/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

Asset Allocation Investing
Asset allocation investing is an approach that freely shifts money between many types of investments (stocks, bonds, etc.), attempting to maintain a consistent level of return.

Average Annual Total Returns for the Period Ended 4/30/99
                                        From      Inception
                    6 months  1 year    Inception Date
Class A (NAV)       3.13%     0.66%     11.86%    10/1/95
Class A (POP)       (2.54)%   (4.87)%   10.10%    10/1/95
Russell 10001       20.03%    14.09%    28.07%    10/1/95
LBIGCB1             0.51%     6.36%     6.52%     10/1/95
S&P 5001            22.32%    21.82%    29.06%    10/1/95
Composite Index (2) 10.27%    10.23%    17.30%    10/1/95
Class B (NAV)       2.79%     0.00%     11.14%    10/1/95
Class B (POP)       (2.21)%   (5.00)%   10.71%    10/1/95
Class M (NAV)       2.84%     0.10%     11.25%    10/1/95
Class M (POP)       0.81%     (1.89)%   10.94%    10/1/95
Notes
1    The Russell 1000 Value Index (Russell 1000) and Lehman Brothers
Intermediate Government/Corporate Bond (LBIGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For reporting periods through October 31, 1998, the Fund had selected the Standard and Poor's Index (S&P 500) as its benchmark measure; however, the Russell 1000 Index is more appropriate for comparisons to the fund.
2    The Composite Index reflects an equal blend of the two benchmark indices, the Russell 1000 and the LBIGCB.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investments by Sector as a Percentage of Net Assets
This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.

IDEX LKCM Strategic Total Return
Credit Quality of Bonds
(% of Net Assets)
AAA            4.8%
AA             4.5%
A              11.5%
BBB            7.4%
BB             -
B              1.4%
All C's        -
NA             -
Not Rated      0.5%

Objective/Focus
Long-term growth of income and capital by investing in common stocks and bonds of well-established and fundamentally strong companies.

Market Environment
The stock market surged higher during the period, driven, for the most part, by the same phenomenon that prevailed during 1998:
a narrow market dominated by large, growth-oriented, "blue chip" stocks. The stock market's leadership changed abruptly, however, late in the period. A series of events converged to drive a shift of investor attention to shares of cyclical and value-oriented companies and, more importantly, to a broader compliment of small and mid-sized stocks.
This long anticipated broadening of stock market performance benefited the fund.

Performance
For the six months ended April 30, 1999, total returns for IDEX LKCM Strategic Total Return compared favorably to its benchmark, a blend of the S&P 500 and the Lehman Brothers Intermediate Government/Corporate Bond Index. For details, please refer to the Performance Table on page 29.

Five Largest Holdings (% of Net Assets)
CBS Corp.                          2.4%
American Int'l Group, Inc.         2.2%
Waste Management, Inc.             2.1%
Nabors Industries, Inc. 5-15-2006  2.1%
Proctor & Gamble Company           2.0%

Strategy Review
Strong gains by the fund's common stock investments were the largest contributor to performance this period. Bond investments, for their part, continued to act as a value-added component by mitigating risk, generating income, and providing returns in excess of passively managed fixed-income alternatives. As bond yields rose over the last six months, our bond investments significantly outperformed relevant bond market indexes due to their conservative average maturity and opportunistic purchases.

The returns of most economic sectors were clustered closely around the performance of the overall stock market. In other words, sector commitments, in general, had less of an impact on the performance than in recent memory. The technology sector was the best performing sector, driven mostly by strong performance near the end of calendar 1998. Healthcare and consumer staples were notable laggards, which impacted the fund's performance. We did benefit from another long-term secular growth theme, communications. Tandy Corp. was the fund's top performer while shares of CBS Corp. surged on strong operating results and increased values for the company's equity stakes in a number of Internet businesses.

Top Five Industries (% of Net Assets)
Utilities - Telephone         7.1%
Financial - Diversified       6.9%
Communications                6.4%
Pharmaceuticals               6.2%
Insurance                     5.3%

Outlook
We believe the fund's structure remains well suited for the current environment, which includes an optimistic outlook for financial assets but caution regarding currently high valuations. While we remain guarded about the sustainability of recent outperformance by cyclical stocks, we are enthusiastic about a broadening stock market. In any event, we remain committed to investing in securities that offer the fund, and its investors, attractive reward/risk opportunities.


/s/ Luther King

Luther King

/s/ Scot C. Hollmann

Scot C. Hollmann
Co-Fund Managers
Luther King Capital Management

S&P 500(1)               $31,574
Class A                  $19,113
LBIGCB(1)                $14,052

This graph compares the 4/30/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

"Style Box" Maturity
Fixed Income
security maturities represented as short term (less than 4 years), intermediate term (4 - 10 years) and long term (more than 10 years).

Average Annual Total Returns for the Period Ended 4/30/99
                                             From Inception
                    6 months  1 year    Inception Date
Class A (NAV)       10.28%    5.98%     17.30%    12/2/94
Class A (POP)       4.22%     0.15%     15.81%    12/2/94
LBIGCB (1)          0.51%     6.36%     8.17%     12/2/94
S&P 500 (1)         22.32%    21.82%    30.39%    12/2/94
Composite Index(2)  11.44%    14.44%    19.90%    12/2/94
Class B (NAV)       9.93%     5.28%     15.40%    10/1/95
Class B (POP)       4.93%     0.28%     15.02%    10/1/95
Class M (NAV)       9.98%     5.39%     16.68%    12/2/94
Class M (POP)       7.88%     3.34%     16.41%    12/2/94
Notes
1    The Standard & Poor's 500 (S&P 500) Index and Lehman Brothers Intermediate
Government/Corporate Bond (LBIGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
2    The Composite Index reflects an equal blend of the two benchmark indices.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investments by Sector as a Percentage of Net Assets
This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


IDEX JCC Balanced

Credit Quality of Bonds
(% of Net Assets)
AAA            8.6%
AA             1.3%
A              8.6%
BBB            7.6%
BB             2.8%
B              14.4%
All C's        0.6%
NA             0.7%
Not Rated      6.3%

Objective/Focus
Long-term growth and preservation of capital balanced with current income through investments in stocks and income producing securities.

Market Environment
Spurred on by a resilient U.S. economy, financial markets continued to rally this period. It's been a time, however, marked by volatility, as investors weighed the risks of an overheating economy at home and the slower growth abroad. By early spring, renewed inflation fears drove long-term bond rates higher, weakening the underpinnings for some leading growth stocks, especially in the technology sector.

Performance
For the six months ended April 30, 1999, IDEX JCC Balanced outperformed its benchmark, the Lehman Brothers Government/Corporate Bond Index.
Please refer to the Performance Table for more details. I attribute the fund's success to the skill and persistence of our research team, which continued to find companies that investors rewarded for strong growth potential, robust earnings, and leading market positions.

Five Largest Holdings (% of Net Assets)
Houston Industries, Inc.           5.7%
Charles Schwab Corp.               3.2%
U.S. Treasury Notes 11-15-2008     2.9%
Charter Communications
  Holdings 4-1-2009                2.8%
U.S. Treasury Notes 5-15-2008      2.6%

Strategy Review
We were especially pleased with the standout performance of financial services innovator, Charles Schwab. Online trading over Schwab's website has grown substantially in recent months, driving the company's earnings growth. In addition, Schwab is well ahead of its largest retail brokerage competitors in building out its Web offerings, giving it a substantial advantage in this promising service area.

Meanwhile, cable franchises such as Comcast Corp. and Time Warner continue to improve their business models while they prepare to roll out new offerings, including telephone services, cable-based Internet access, and digital cable. We anticipate seeing more deals akin to AT&T's recently announced buy-out of MediaOne Group, one of our holdings. For this reason, we have maintained a number of fixed-income positions in cable companies like Adelphia Communications that offer solid fundamentals along with the potential of being acquired by a larger player.

Top Five Industries (% of Net Assets)
Communications                     16.3%
Broadcasting                       13.3%
U.S. Government Securities         7.7%
Financial - Diversified            6.7%
Utilities - Electric               5.7%

While we were pleased with overall results, a few positions underperformed during the period. Longtime holding Dell Computer, for example, traded lower after reporting a slowdown in computer sales that suggests it may be losing ground to lower-price competitors. We decided to trim our position in the stock and redeploy the capital elsewhere.

Outlook
While we believe the U.S. economy will remain healthy and inflation will be held in check, companies in more mature or traditional industries may find it difficult to meet their earnings targets. Our commitment is to find companies that can grow their earnings in any kind of market environment. To that end, we have personally met with nearly every company represented in the Fund, giving us the confidence we can add value and produce strong results.


/s/ Blaine P. Rollins

Blaine P. Rollins
Fund Manager
Janus Capital Corporation

S&P 500(1)               $31,574
Class A                  $24,110
LBLGCB(1)                $16,129
LBGCB(1)                 $14,606

This graph compares the 4/30/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices on Class A's inception date.

Balanced Investing
The balanced style investor is one that keeps a consistent portion of their investments in equity securities such as stocks, as well as income producing securities such as bonds.

Average Annual Total Returns for the Period Ended 4/30/99
                                        From      Inception
                    6 months  1 year    Inception Date
Class A (NAV)       27.42%    29.44%    23.64%    12/2/94
Class A (POP)       20.41%    22.32%    22.07%    12/2/94
S&P 500 (1)         22.32%    9.05%     30.39%    12/2/94
LBLGCB (1)          (1.52)%   6.07%     11.66%    12/2/94
LBGCB (1)           (0.12)%   6.27%     9.14%     12/2/94
Composite Index(2)  11.09%    7.80%     20.46%    12/2/94
Class B (NAV)       27.03%    28.63%    24.06%    10/1/95
Class B (POP)       22.03%    23.63%    23.75%    10/1/95
Class M (NAV)       27.10%    28.77%    22.99%    12/2/94
Class M (POP)       24.83%    26.48%    22.71%    12/2/94
Notes
1    The Standard & Poor's 500 (S&P 500) Index and Lehman Brothers
Government/Corporate Bond (LBGCB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For reporting periods through the six months ended April 30, 1998, the Fund had selected the Lehman Brothers Long Government/Corporate Bond (LBLGCB) Index as one of its benchmark measures; however, LBGCB values were inadvertently shown in reports. The LBGCB Index is more appropriate for comparisons to the Fund. Differences in the LBLGCB Index that was previously used and the LBGCB Index values for such periods were relatively insignificant (see above). Commencing with periods ended October 31, 1998, the Fund has changed its benchmark index from LBLGCB to LBGCB.
2    The Composite Index reflects an equal blend of the two benchmark indices, the LBGCB and the S&P 500.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investments by Sector as a Percentage of Net Assets

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.



IDEX JCC Flexible Income

Credit Quality of Bonds
(% of Net Assets)
AAA                 16.0%
AA                  4.6%
A                   12.5%
BBB                 16.0%
BB                  15.5%
B                   21.6%
All C's             0.6%
NA                  -
Not Rated           4.6%

Objective/Focus
Maximum total return, consistent with preservation of capital, by investing in income producing securities of any grade.

Market Environment
The stock market continued to advance this period, and despite a fair degree of economic vigor, inflation remained largely in check. Nevertheless, the strong economic data outweighed the apparent absence of upward price pressure and interest rates backed up in response. By the end of April, yield on the 10-year Treasury Bond had risen to 5.35%, up from a low of 4.52% in early December.

Performance
Against this economic backdrop, we let the fund's cash position build and limited most of our purchases to intermediate-term bonds. We also found several compelling ideas within the high-yield sector and increased our weighting in high-yield bonds. This strategy worked in our favor and for the six months ended April 30, 1999, the fund outperformed its benchmark, the Lehman Brothers Government/Corporate Bond Index. Please see the Performance Table on page 33 for details.

Five Largest Holdings (% of Net Assets)
U.S. Treasury Notes 5-15-2008           9.1%
Time Warner, Inc. 8-15-2007             3.3%
U.S. Treasury Notes 5-15-2007           3.2%
Ford Motor Credit Co. 8-15-2008         3.1%
News America, Inc. 1-9-2008             3.0%

Strategy Review

Within the investment-grade sector, we continued to focus on quality names like McDonalds and IBM. In the high-yield sector, we continued to focus on cable bonds but remained open to new ideas. With this mindset, we added a new position in Charter Communications, a company that could perhaps best be described as a "tele-cable" concern. In addition to traditional cable and pay-per-view services, Charter offers its customers non-traditional services such as paging and cable-based Internet access.

Meanwhile, our holdings in supermarket chain Fred Meyer gave back some of the dramatic gains won last year. The company's bonds surged following last fall's announcement that it would be purchased by super-regional chain Kroger, but slipped slightly during the period as investors fully digested the news. We remain extremely optimistic about the combination and look forward to the improved earnings and creditworthiness that the union implies.

Top Five Industries (% of Net Assets)
U.S. Government Securities              15.2%
Communications                          10.8%
Broadcasting                            8.6%
Financial - Diversified                 8.1%
Industrial - Diversified                5.4%

Outlook

The last few quarters have offered a glimpse into the productivity benefits offered by technology and the positive impact these tools have on wage inflation. Regardless of what happens in the overall economy, one thing is certain: we will continue to scour the marketplace to find the strong performers, drawing upon our in-depth research to select issues offering competitive yields. At the same time, we will try to mitigate the potential downside by meeting with management, and by scrutinizing the products and balance sheets of our current and prospective investments.



/s/ Ronald V. Speaker

Ronald V. Speaker
Fund Manager
Janus Capital Corporation

LBLGCB(1)                $25,662
LBGCB(1)                 $23,434
Class A                  $21,090

This graph compares the 4/30/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Indices over the past 10-year period.

Credit Ratings
A credit rating implies the potential for default of interest payments or principal at maturity by a bond issuer. Ratings are provided by a number of agencies such as Standard & Poor's and Moody's.

Average Annual Total Returns for the Period Ended 4/30/99
                                                       From      Inception
               6 months  1 year    5 year    10 year   Inception Date
Class A (NAV)  2.59%     5.16%     8.44%     8.26%     8.32%     6/29/87
Class A (POP)  (2.28)%   0.17%     7.39%     7.74%     7.87%     6/29/87
LBGCB (1)      (0.12)%   6.27%     7.97%     8.88%     8.66%     6/29/87
LBLGCB (1)     (1.52)%   6.07%     9.96%     -         10.09%    1/1/91
Class B (NAV)  2.26%     4.48%     -         -         7.78%     10/1/95
Class B (POP   (2.74)%   (0.52)%   -         -         7.32%     10/1/95
Class M (NAV)  2.31%     4.59%     7.84%     -         6.53%     10/1/93
Class M (POP)  0.29%     2.54%     7.62%     -         6.34%     10/1/93
Notes
1    The Lehman Brothers Government/Corporate Bond (LBGCB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. For reporting periods through the six months ended April 30, 1998, the Fund had selected the Lehman Brothers Long Government/Corporate Bond (LBLGCB) Index (incepted January 1, 1991) as one of its benchmark measures; however, LBGCB values were inadvertently shown in reports. The LBGCB Index is more appropriate for comparisons to the Fund. Differences in the LBLGCB Index that was previously used and the LBGCB Index values for such periods were relatively insignificant (see above). Commencing with periods ended October 31, 1998, the Fund has changed its benchmark index from LBLGCB to LBGCB.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investments by Sector as a Percentage of Net Assets

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.





IDEX AEGON Income Plus

Credit Quality of Bonds
(% of Net Assets)
AAA            -
AA             -
A              17.3%
BBB            38.1%
BB             8.2%
B              16.7%
All C's        -
D              1.0%
NA             -
Not Rated      5.4%

Objective/Focus
High current income while avoiding excessive risk by investing primarily in fixed-income.

Market Environment
During the first part of 1999, the high yield market regained some of the ground lost late in 1998. Equity markets, too, moved higher as last year's global liquidity crisis eased. Investors, although cautious, began moving back to the bond market, initially in the most liquid and high quality sectors and more recently into the less liquid and lower rated names. Nevertheless, we've not felt that stretching for yield is appropriate at this point in the economic cycle.

Performance
In this environment, for the six months ended April 30, 1999, IDEX AEGON Income Plus returned 3.05%. By comparison, the Merrill Lynch High Yield Master Index was up 7.37% for the same period.

Five Largest Holdings (% of Net Assets)
TCI Communications, Inc.                     3.8%
BankBoston Capital Trust Corp. 12-15-2026    3.7%
HSBC America Capital II 144A 5-15-2027       3.6%
Ralston Purina Company 10-15-2009            3.4%
Arvin Industries, Inc. 3-15-2008             3.4%

Strategy Review
The investment-grade portion of the fund can be best characterized as having an average rating of BBB with an average maturity of approximately 10 years. The lack of a significant global financial crisis has actually allowed BBB-rated corporate bonds to perform well relative to the A-rated sector. In other words, the so-called "flight to quality" we experienced last year is but a distant memory. This was particularly evident over the last two months of 1998 when lower rated corporate bonds dramatically outperformed Treasuries and higher rated issues. We are still favoring corporate bonds over Treasury issues, believing there is further room for outperformance, although at a slower pace than the final months of '98 or the first quarter of '99.

Top Five Industries (% of Net Assets)
Other Industrial Services          7.6%
Banks                              7.3%
Retailers - Broadline              5.9%
Utilities - Electric               5.3%
Savings & Loans                    5.0%

Outlook

An increase in interest rates and/or a deteriorating economy pose the key risks to the fund. We took the stance early this period that growth would be stronger than generally expected, making us, for the most part, buyers of credit and sellers of duration. As such, the duration of the fund right now is slightly shorter than our benchmark. We continue to maintain that view although not as strongly as six months ago. For the remaining part of the year we should see more of the same. But while higher than expected economic growth has tightened credit spreads, strong consumer demand and a rebound in various economies around the world suggest the possibility of less than neutral monetary policy.
If interest rates were indeed to rise above 6% on the long end of the Treasury yield curve, we would have to seriously reconsider our position on duration. Similarly, signs of a U.S. slowdown late in 1999, coupled with fragile economies around the world, may compel us to shift our strategy to favoring duration over credit.


/s/ David R. Halfpap

David R. Halfpap

/s/ Bradley J. Beman

Bradley J. Beman

/s/ Craig M. Enright

Craig M. Enright
Co-Fund Managers
AEGON USA Investment Management, Inc.

MLHYM(1)       $29,132
Class A        $24,333

This graph compares the 4/30/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

Investment Grade or Junk?
Investment grade securities are those with credit ratings of BBB/Baa or above as determined by Standard & Poor's and Moody's, respectively. Securities rated below this level are what the industry refers to as speculative or "junk" bonds.


Average Annual Total Returns for the Period Ended 4/30/99
                                                       From      Incption
               6 months  1 year    5 year    10 year   Inception Date
Class A (NAV)  3.05%     3.35%     8.75%     9.84%     10.04%    6/14/85
Class A (POP)  (1.84)%   (1.56)%   7.69%     9.31%     9.66%     6/14/85
MLHYM1         7.37%     3.04%     10.32%    11.29%    9.26%     6/14/85
Class B (NAV)  2.66%     2.62%     -         -         7.31%     10/1/95
Class B (POP)  (2.34)%   (2.38)%   -         -         6.84%     10/1/95
Class M (NAV)  2.72%     2.73%     8.03%     -         6.54%     10/1/93
Class M (POP)  0.69%     0.71%     7.81%     -         6.35%     10/1/93
Notes
1    The Merrill Lynch High Yield Master (MLHYM) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investments by Sector as a Percentage of Net Assets

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.


IDEX AEGON Tax Exempt

Credit Quality of Bonds
(% of Net Assets)
AAA                 53.9%
AA                  34.2%
A                   4.2%
BBB                 -
BB                  -
B                   -
All C's             -
NA                  -
Not Rated           4.0%

Objective/Focus
Maximum interest income exempt from federal income tax while preserving capital by investing primarily in high quality municipal obligations.

Market Environment
The municipal bond market posted very strong relative returns during the last six months, significantly exceeding the performance of Treasuries. While Treasury yields rose on reports of faster than expected economic growth, tax-free yields rose less due to strong demand for and lower supply of bonds. The significant reduction in new issue activity from the record levels of last year largely reflects the impact of higher Treasury yields on refunding activity. The relative stability of municipal yields resulted in a decline in municipal-to-Treasury yield ratios back to more historical norms. Current yield levels provide taxable-equivalent yields on 30-year,
AAA-rated general obligation bonds of about 8.2% and 6.9% for an individual, with a Federal marginal tax rate of 39.6% and 28%, respectively.

Performance
For the six months ended April 30, 1999, IDEX AEGON Tax Exempt has lagged its benchmark, the Lehman Municipal Bond Index. The disappointing performance was due partly to an unexpected par call on a holding valued at a substantial premium, and the fund's larger weighting in the maturities that achieved relatively weak results versus the general municipal market.

Strategy Review
Because the duration of the fund was generally longer than its benchmark throughout the period, there was a greater impact on performance when market yields increased and bond prices fell. The impact was exacerbated when duration naturally extended in the rising rate environment as some bond holdings priced to maturity rather than trading to their call dates. Transaction activity during the last six months reflected cash flows and efforts to adjust the fund's structure, including attempts to reduce call risk without sacrificing market yield.

Regional Concentration (% of Net Assets)
Northeast           8.3%
Midwest             29.8%
South               30.6%
West                21.4%

Outlook

We currently hold a neutral view on the Treasury bond market, but continue to be very positive on municipals. Our belief is that good value remains because the fundamental credit quality of the municipal market is strong and the taxable-equivalent yields remain attractive. The focus on high quality issuers remains an appropriate strategy, we think, given the continued narrow yield spreads between Aaa and lower-rated issues. The fund has the flexibility to adjust quickly to any changes in our market outlook.


/s/ Jarrell D. Frey

Jarrell D. Frey
Fund Manager
AEGON USA Investment Management, Inc.

LBMB(1)        $21,623
Class A        $18,157

This graph compares the 4/30/99 value of hypothetical simultaneous $10,000 investments made in Class A Shares and its comparative Index over the past 10-year period.

General Obligation vs. Revenue Bonds Municipal bonds are backed by the full faith, credit and taxing power of the issuer (General Obligation) or are secured through the ability of the issuer to earn an income through a public project (Revenue).

Average Annual Total Returns for the Period Ended 4/30/99
                                                       From      Incption
               6 months  1 year    5 year    10 year   Inception Date
Class A (NAV)  0.67%     5.20%     6.42%     6.66%     7.91%     4/1/85
Class A (POP)  (4.11)%   0.20%     5.39%     6.15%     7.53%     4/1/85
LBMB (1)       1.75%     6.95%     7.49%     8.01%     8.92%     4/1/85
Class B (NAV)  0.29%     4.46%     -         -         5.77%     10/1/95
Class B (POP)  (4.71)%   (0.54)%   -         -         5.29%     10/1/95
Class M (NAV)   0.45%    4.83%     6.13%     -         5.14%     10/1/93
Class M (POP)  (1.55)%   2.79%     5.92%     -         4.95%     10/1/93
Notes
1    The Lehman Brothers Municipal Bond (LBMB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.
The performance data presented represents past performance, future results may vary. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the 1st 18 months) for Class M shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
Periods less than 1 year represent total return and are not annualized. Investments by Sector as a Percentage of Net Assets

This material must be preceeded or accompanied by the current prospectus, which includes specific content regarding the investment objectives and policies of this fund.






Preface to the Schedule of Investments
This schedule provides a complete listing of each Fund's holdings at period end. For all Funds except IDEX GE/Scottish Equitable International Equity, IDEX JCC Global and IDEX AEGON Tax Exempt, positions are grouped together first by asset type, then by sector, then by basic industry. Within an industry, securities are listed alphabetically.
IDEX GE/Scottish Equitable International Equity and IDEX JCC Global positions are grouped first according to country, then by asset type and finally, the securities are listed alphabetically.
IDEX AEGON Tax Exempt invests in municipal securities, which are more easily categorized by state. Within each state, securities are listed in descending market value. For relevance purposes, sectors and industries are not included as grouping levels for these three Funds.
Please refer to the graphics presented on these two pages for more detailed explanations.

This section lists all open Forward Foreign Currency Contracts ("FEC's"). FEC's are typically entered into to offset a purchase or sale of a non-U.S. security. Purchases and sales of non-U.S. securities are denominated in, and require settlement in, the currency of their country of issue. FEC's facilitate this settlement requirement.
In addition to offsetting purchases and sales, FEC's can be entered into to hedge another country's currency. Refer to your Fund's prospectus for specifics. Notional Amount refers to the quantity of foreign currency listed under Description. The U.S. dollar equivalent, as valued at period end, is listed under Value.




April 30, 1999
SCHEDULE OF INVESTMENTS (unaudited)
IDEX JCC CAPITAL APPRECIATION
                                                   Description          Shares
Value
COMMON STOCK  (97.9%)
  Consumer, Cyclical  (25.8%)
   Advertising  (0.9%)
                                       Outdoor Systems, Inc. *         18,824
$474,130

   Airlines  (0.9%)
                                    Ryanair Holdings PLC ADR *         11,048
494,397

   Broadcasting  (12.1%)
                                      Chancellor Media Corp. *         18,890
1,036,589
                          Clear Channel Communications, Inc. *         23,830
1,656,185
                                   Heftel Broadcasting Corp. *         34,010
1,849,294
                                            TCA Cable TV, Inc.         25,885
1,289,397
                              Univision Communications, Inc. *         10,016
579,675

6,411,140
   Entertainment  (0.6%)
                                         Premier Parks, Inc. *          9,590
331,454

   Restaurants  (1.7%)
                                            PizzaExpress PLC +         62,192
910,185

   Retailers - Specialty  (9.6%)
                                            Amazon.com, Inc. *         12,530
2,155,943
                                                  eBay, Inc. *         13,450
2,799,281
                               MSC Industrial Direct Company *          4,730
101,991

5,057,215
  Consumer, Non-Cyclical  (12.5%)
   Consumer Services  (6.6%)
                                  Apollo Group, Inc. Class A *        116,101
2,873,500
                              ITT Educational Services, Inc. *         24,555
603,132

3,476,632
   Medical Supplies  (2.8%)
                                              Sepracor, Inc. *         17,760
1,500,720

   Pharmaceuticals  (3.1%)
                                             MedImmune, Inc. *         15,061
830,237
                                Watson Pharmaceuticals, Inc. *         20,015
810,608

1,640,845
  Financial  (3.8%)
   Banks  (1.7%)
                                                 Firstar Corp.         30,695
922,768

   Savings & Loans  (0.5%)
                                    TeleBanc Financial Corp. *          2,335
241,965

   Securities Brokers  (1.6%)
                                          Charles Schwab Corp.          7,805
856,599

  Technology  (51.6%)
   Communications  (23.3%)
                               Adelphia Communications Corp. *         21,735
1,483,414
                                American Tower Corp. Class A *         27,800
589,013
                            Crown Castle International Corp. *         42,115
805,449
                                  Jacor Communications, Inc. *         19,390
1,556,047
                                Level 3 Communications, Inc. *         13,685
1,232,505
                              Metromedia Fiber Network, Inc. *         23,700
1,996,725
                               MetroNet Communications Corp. *         17,890
992,895
                               NEXTLINK Communications, Inc. *         23,965
1,755,436
                                                 NTL, Inc. + *          8,875
676,719
                                      RF Micro Devices, Inc. *          7,040
393,360
                       Rogers Communications, Inc. Class B + *         46,320
865,605

12,347,168

   Computers  (9.1%)
                                            Capita Group PLC +         41,852
$442,553
                                    CheckFree Holdings Corp. *         25,450
1,221,600
                                    Concentric Network Corp. *          6,195
517,283
                                               Inktomi Corp. *          1,880
225,130
                                                 Paychex, Inc.         38,220
1,951,609
                                              VeriSign, Inc. *          4,090
470,350

4,828,525
   Diversified  (7.9%)
                                        E-Tek Dynamics, Inc. *         14,510
623,930
                                       Exodus Communications *         22,410
2,019,701
                           Gemstar International Group, Ltd. *          8,755
922,558
                                              Uniphase Corp. *          4,965
602,627

4,168,816
   Semiconductors  (4.5%)
                                 Vitesse Semiconductor Corp. *         51,535
2,386,715

   Software  (6.8%)
                                MindSpring Enterprises, Inc. *          4,295
416,347
                                                 PSINet Inc. *         24,175
1,220,837
                                                   Verio, Inc.          2,445
173,595
                                      VERITAS Software Corp. *         25,285
1,795,235

3,606,014
  Utilities  (4.2%)
   Telephone
                                             McLeodUSA, Inc. *         29,840
1,672,905
                                                  Sprint Corp.         12,250
519,094

2,191,999
Total Common Stock (cost $38,517,879)                              51,847,287


                                                   Description       Principal
Value
SHORT-TERM SECURITIES  (4.3%)
  Commercial Paper  (4.2%)
                     Household Finance Company 4.880% 5-3-1999     $2,200,000
$2,199,403

  Repurchase Agreements  (0.1%)
                                 State Street Bank & Trust ***
   3.500% Repurchase Agreement dated 4-30-1999
   to be repurchased at $62,733 on 5-3-1999            62,715          62,715

Total Short-Term Securities (cost $2,262,119)                       2,262,118

Total Investments (102.2%) (cost $40,779,998)                      54,109,405
Liabilities in Excess of Other Assets (-2.2%)                      (1,170,318)
Net Assets (100.0%)                                               $52,939,087


April 30, 1999
SCHEDULE OF INVESTMENTS (unaudited)
IDEX ALGER AGGRESSIVE GROWTH
                                                   Description          Shares
Value
COMMON STOCK  (95.6%)
  Consumer, Cyclical  (24.5%)
   Advertising  (0.5%)
                                       Outdoor Systems, Inc. *         25,200
$634,725

   Broadcasting  (7.4%)
                                         Broadcast.com, Inc. *         31,300
4,014,225
                                  Capstar Broadcasting Corp. *         26,100
691,650
                          Clear Channel Communications, Inc. *         11,400
792,300
                                 Comcast Corp. Special Class A         31,600
2,073,750
                               Fox Entertainment Group, Inc. *         12,000
307,500
                                 Infinity Broadcasting Corp. *         19,300
534,369

8,413,794
   Entertainment  (0.4%)
                                                Carnival Corp.         10,900
449,625

   Footwear  (0.5%)
                        Abercrombie & Fitche Company Class A *          6,100
580,262

   Retailers - Broadline  (5.1%)
                                            Fred Meyer, Inc. *         20,100
1,087,912
                                          Price / Costco, Inc.         22,900
1,852,038
                                         Wal-Mart Stores, Inc.         60,800
2,796,800

5,736,750
   Retailers - Drug Based  (1.0%)
                                         Cardinal Health, Inc.         18,600
1,112,512

   Retailers - Specialty  (9.6%)
                                            Amazon.com, Inc. *         10,300
1,771,600
                                      Best Buy Company, Inc. *         32,600
1,556,650
                                                  eBay, Inc. *         12,600
2,620,800
                                              Home Depot, Inc.         49,200
2,948,925
                                          Office Depot, Inc. *         43,200
950,400
                                               Staples, Inc. *         32,775
983,250

10,831,625
  Consumer, Non-Cyclical  (5.7%)
   Food Retailers  (1.7%)
                                               Safeway, Inc. *         23,300
1,256,744
                                          The Kroger Company *         11,200
608,300

1,865,044
   Pharmaceuticals  (4.0%)
                                                  Pfizer, Inc.         25,300
2,911,081
                                         Schering Plough Corp.         34,000
1,642,625

4,553,706
  Energy  (0.5%)
   Oilfield Equipment and Services
                                           Halliburton Company         13,300
566,913

  Financial  (9.6%)
   Banks  (0.9%)
                                             BankAmerica Corp.         13,600
979,200

   Diversified  (3.4%)
                                               Citigroup, Inc.         51,000
3,837,750

   Insurance  (1.3%)
                            American International Group, Inc.         12,400
1,456,224

   Securities Brokers  (4.0%)
                                          Charles Schwab Corp.          4,700
515,825
             Morgan Stanley, Dean Witter, Discover and Company         32,000
3,174,000
                                      Paine Webber Group, Inc.         19,000
891,813

4,581,638
  Industrial  (3.5%)
   Diversified
                                      Tyco International, Ltd.         48,502
3,940,788

  Technology  (47.8%)
   Biotechnology  (2.2%)
                                                 Amgen, Inc. *         23,500
$1,442,313
                                                Biogen, Inc. *         10,500
998,156

2,440,469
   Communications  (10.1%)
                                 Ascend Communications, Inc. *          6,300
607,950
                                         Cisco Systems, Inc. *         28,250
3,222,265
                                                Frontier Corp.         20,100
1,109,269
                              Global TeleSystems Group, Inc. *          7,500
495,000
                                  Jacor Communications, Inc. *         16,200
1,298,025
                                                Motorola, Inc.         13,700
1,097,712
                    Qwest Communications International, Inc. *         14,500
1,237,938
                                Rhythms NetConnections, Inc. *         27,500
2,268,750

11,336,909
   Computers  (7.8%)
                                                   EMC Corp. *         14,100
1,536,018
                                                Excite, Inc. *         18,900
2,759,400
                                                Rambus, Inc. *          7,900
474,988
                                      Sun Microsystems, Inc. *         48,800
2,918,850
                                              Teradyne, Inc. *         23,200
1,094,750

8,784,006
   Diversified  (0.8%)
                                      At Home Corp. Series A *          6,400
921,200

   Industrial  (1.5%)
                                                    IMS HEALTH         57,100
1,713,000

   Semiconductors  (12.5%)
                                                Altera Corp. *         26,400
1,907,400
                                     Applied Materials, Inc. *         42,700
2,287,119
                              ASM Lithography Holding NV ADR *         20,600
803,400
                                                   Intel Corp.         19,600
1,198,050
                                       Linear Technology Corp.         31,000
1,763,125
                                       Texas Instruments, Inc.         33,800
3,451,825
                                                Xilinx, Inc. *         59,400
2,710,125

14,121,044
   Software  (12.9%)
                                        America Online, Inc. *         35,000
4,996,250
                                             Microsoft Corp. *         57,400
4,663,750
                                          RealNetworks, Inc. *          5,700
1,262,550
                                                Yahoo!, Inc. *         21,100
3,683,269

14,605,819
  Utilities  (4.0%)
   Telephone
                                          MCI WORLDCOM, Inc. *         34,700
2,851,906
                        NEXTEL Communications, Inc. Class A *.         39,000
1,594,125

4,446,031
Total Common Stock (cost $78,826,851)                             107,909,034

CONVERTIBLE PREFERRED STOCK  (0.9%)
  Technology
   Diversified
                            Nokia Corp. OY ADR (cost $663,463)         13,800
1,023,788

                                                   Description       Principal
Value
SHORT-TERM SECURITIES  (3.7%)
  Commercial Paper  (1.8%)
               Corporacion Andina De Fomento + 4.830% 5-7-1999       $500,000
$499,598
                      National Australia Bank 4.770% 5-13-1999      1,000,000
998,410
                              United Airlines 4.810% 5-13-1999        600,000
599,038

2,097,046
   Repurchase Agreements  (1.9%)
                                 State Street Bank & Trust ***
   3.500% Repurchase Agreement dated 4-30-1999
   to be repurchased at $2,116,669 on 5-3-1999      2,116,051       2,116,051
Total Short-Term Securities (cost $4,213,097)                       4,213,097

Total Investments (100.2%) (cost $83,703,411)                     113,145,919
Liabilities in Excess of Other Assets (-0.2%)                        (281,492)
Net Assets (100.0%)                                              $112,864,427



4-Jan-00
SCHEDULE OF INVESTMENTS (unaudited)
IDEX T. ROWE PRICE SMALL CAP
                                                   Description          Shares
Value
COMMON STOCK  (89.5%)
  Consumer, Cyclical  (19.9%)
   Advertising  (1.9%)
                                    Catalina Marketing Corp. *            100
$8,544
                                      HA-LO Industries, Inc. *            200
2,350
                                             Harte-Hanks, Inc.            100
2,525
                                       Outdoor Systems, Inc. *            200
5,037
                               Valassis Communications, Inc. *            100
5,600

24,056
   Airlines  (1.1%)
                                      Alaska Air Group, Inc. *            100
4,406
                                         Comair Holdings, Inc.            150
3,309
                                       Mesaba Holdings, Inc. *            200
2,913
                                         Triumph Group, Inc. *            100
2,713

13,341
   Auto Parts and Equipment  (0.5%)
                                   O'Reilly Automotive, Inc. *            100
4,575
                                      Tower Automotive, Inc. *            100
2,300

6,875
   Broadcasting  (3.9%)
                                Century Communications Corp. *            200
9,813
                                      Chancellor Media Corp. *            100
5,488
                                             Cox Radio, Inc. *            100
4,875
                                   Heftel Broadcasting Corp. *            100
5,438
                                            TCA Cable TV, Inc.            100
4,981
                                              TV Guide, Inc. *            100
4,213
                              Univision Communications, Inc. *            100
5,787
                                          USA Networks, Inc. *            100
3,737
                                    Young Broadcasting Corp. *            100
4,237

48,569
   Clothing/Fabric  (1.2%)
                                                Fossil, Inc. *            100
3,075
                                            Quiksilver, Inc. *            150
3,984
                                            The Buckle, Inc. *            100
2,338
                                   The Men's Wearhouse, Inc. *            200
5,475

14,872
   Consumer Electronics  (0.9%)
                                         Rent-A-Center, Inc. *            200
6,200
                                              Rent-Way, Inc. *            200
5,450

11,650
   Entertainment  (1.7%)
                                        Barnes & Noble, Inc. *            100
3,475
                                              Imax Corp. ADR *            300
5,682
                                         Premier Parks, Inc. *            100
3,455
                             SFX Entertainment, Inc. Class A *            100
6,175
                          Steinway Musical Instruments, Inc. *            100
2,357

21,144
   Home Furnishings  (0.2%)
                                                 Knoll, Inc. *            100
2,400

   Publishing  (0.5%)
                                 Consolidated Graphics, Inc. *            100
4,263
                                     World Color Press, Inc. *            100
2,556

6,819
   Recreation Products - Other  (0.3%)
                                              Sunterra Corp. *            300
3,225

   Restaurants  (1.8%)
                                Applebee's International, Inc.            200
5,162
                                 Brinker International, Inc. *            200
5,525
                                       Dave & Buster's, Inc. *            200
4,100
                                    Outback Steakhouse, Inc. *            150
5,372
                                                 Sonic Corp. *            100
2,812

22,971

   Retailers - Apparel  (2.1%)
                                            G&K Services, Inc.            100
$4,675
                                         Jones Apparel Group *            200
6,600
                         Pacific Sunwear of California, Inc. *            100
3,709
                                     Polo Ralph Lauren Corp. *            100
2,225
                                             Ross Stores, Inc.            100
4,594
                               The Neiman Marcus Group, Inc. *            200
4,813

26,616
   Retailers - Broadline  (1.2%)
                                    Dollar Tree Stores, Inc. *            200
7,300
                                    Family Dollar Stores, Inc.            100
2,413
                                            Fred Meyer, Inc. *            100
5,412

15,125
   Retailers - Specialty  (2.6%)
                                    Bed, Bath & Beyond, Inc. *            100
3,569
                                 General Nutrition Companies *            100
1,656
                                    Group 1 Automotive, Inc. *            100
2,575
                                         Guitar Center, Inc. *            100
1,563
                                      Linens 'n Things, Inc. *            100
4,575
                                          Office Depot, Inc. *            150
3,300
                                       USinternetworking, Inc.            100
5,112
                                                  Watsco, Inc.            200
3,925
                                       Williams-Sonoma, Inc. *            200
5,800

32,075
  Consumer, Non-Cyclical  (19.6%)
   Consumer Services  (7.4%)
                                          A.C. Nielsen Corp. *            100
2,787
                                  Apollo Group, Inc. Class A *            200
4,950
                                        Aviation Sales Company            100
4,000
                                       Avis Rent A Car, Inc. *            100
3,138
                                     Carriage Services, Inc. *            100
1,919
                                         Central Parking Corp.            100
3,169
                                             Coach USA, Inc. *            200
4,750
                                           Concord EFS, Inc. *            100
3,337
                                CORT Business Services Corp. *            100
2,306
                             Data Processing Resources Corp. *            100
1,263
                  Expeditors International of Washington, Inc.            100
6,062
                              ITT Educational Services, Inc. *            200
4,912
                                First Consulting Group, Inc. *            200
2,300
                                                 Lason, Inc. *            100
3,956
                           Learning Tree International, Inc. *            200
1,950
                                            META Group, Inc. *            200
1,825
                           Modis Professional Services, Inc. *            400
4,625
                                                  NOVA Corp. *            200
5,200
                                                Plexus Corp. *            100
3,337
                               Pre-Paid Legal Services, Inc. *            200
5,700
                                   Romac International, Inc. *            200
2,250
                                             StaffMark, Inc. *            100
1,013
                                       Strayer Education, Inc.            100
3,463
                               Sylvan Learning Systems, Inc. *            200
5,025
                                     The Metzler Group, Inc. *            100
2,788
                                                 USWeb Corp. *            300
6,731

92,756
   Cosmetics  (0.3%)
                                               Chattem, Inc. *            100
3,905

   Food - Other  (0.7%)
                                     J & J Snack Foods Corp. *            200
4,350
                                            U.S. Foodservice *            100
4,206

8,556
   Food Retailers  (0.9%)
                                       Richfood Holdings, Inc.            200
2,500
                                      Smithfield Foods, Inc. *            200
4,725
                                    Whole Foods Market, Inc. *            100
3,900

11,125

   Healthcare  (3.7%)
                              ABR Information Services, Inc. *            100
$1,750
                           American Oncology Resources, Inc. *            200
1,788
                                Concentra Managed Care, Inc. *            200
2,713
                                       Express Scripts, Inc. *            100
7,362
                                    First Health Group Corp. *            200
3,263
                                   KV Pharmaceutical Company *            100
1,550
                                              MedQuist, Inc. *            100
3,425
                              Orthodontic Centers of America *            200
2,475
                             PacifiCare Health Systems, Inc. *            100
7,977
                                           Theragenics Corp. *            300
2,175
                             Universal Health Services, Inc. *            100
5,181
                               Ventana Medical Systems, Inc. *            100
2,438
                         Veterinary Centers of America, Inc. *            100
1,313
                              Wesley Jessen VisionCare, Inc. *            100
3,062

46,472
   Household Products  (0.4%)
                                      Blyth Industries, Inc. *            100
2,275
                                     Mohawk Industries, Inc. *            100
3,225

5,500
   Medical Supplies  (2.7%)
                                          Henry Schein, Inc. *            100
2,619
                                      Lincare Holdings, Inc. *            200
5,925
                                        Medco Research, Inc. *            200
4,425
                                                  Mentor Corp.            300
4,350
                                               Novoste Corp. *            100
2,225
                                          PathoGenesis Corp. *            100
1,313
                                    Patterson Dental Company *            100
3,606
                                     PSS World Medical, Inc. *            200
1,950
                                                STERIS Corp. *            100
1,775
                                  Sybron International Corp. *            200
5,537

33,725
   Pharmaceuticals  (3.5%)
                                    AmeriSource Health Corp. *            200
5,537
                                     Barr Laboratories, Inc. *            100
3,006
                                               Covance, Inc. *            200
4,387
                                           Duane Reade, Inc. *            200
5,363
                                   Forest Laboratories, Inc. *            100
4,450
                                            Jones Pharma, Inc.            100
3,213
                                                Omnicare, Inc.            200
4,813
                                   Priority Healthcare Corp. *            100
5,069
                                Roberts Pharmaceutical Corp. *            200
3,400
                                Watson Pharmaceuticals, Inc. *            100
4,050

43,288
  Energy  (1.1%)
   Oil Drilling  (0.3%)
                                        Noble Affiliates, Inc.            100
3,206

   Oilfield Equipment and Services  (0.8%)
                                       B.J. Services Company *            100
2,675
                             Oceaneering International, Inc. *            200
3,300
                                   Smith International, Inc. *            100
4,488

10,463
  Financial  (6.8%)
   Banks  (2.2%)
                                           City National Corp.            200
7,725
                                        Commerce Bancorp, Inc.            100
4,413
                              Community First Bankshares, Inc.            200
4,087
                               North Fork Bancorporation, Inc.            200
4,500
                                   Silicon Valley Bancshares *            200
3,513
                                       Webster Financial Corp.            100
3,075

27,313
   Diversified  (1.5%)
                                           AmeriCredit Corp. *            400
$6,625
                         HealthCare Financial Partners, Inc. *            100
3,375
                                             NCO Group, Inc. *            200
6,525
                                            Paymentech, Inc. *            100
2,388

18,913

   Insurance  (0.7%)
                                         CMAC Investment Corp.            100
4,587
                                         Protective Life Corp.            100
3,919

8,506
   Real Estate  (0.9%)
                                                Amerin Corp. *            300
7,031
                     Apartment Investment & Management Company            100
4,006

11,037
   Securities Brokers  (1.5%)
                             Affiliated Managers Group, Inc. *            200
5,812
                                              Legg Mason, Inc.            200
6,975
                        Waddell & Reed Financial, Inc. Class A            300
6,769

19,556

  Industrial  (6.9%)
   Building Materials  (0.4%)
                                  NCI Building Systems, Inc. *            200
4,812

   Electronic Components and Equipment  (3.1%)
                             American Power Conversion Corp. *            100
3,300
                                                Dionex Corp. *            100
4,100
                                                Gentex Corp. *            300
9,019
                                                Sawtek, Inc. *            100
3,525
                                           SCI Systems, Inc. *            100
3,806
                                                   SLI, Inc. *            200
5,488
                                     Symbol Technologies, Inc.            200
9,550

38,788
   Heavy Construction  (0.4%)
                         Simpson Manufacturing Company, Inc. *            100
4,625

   Heavy Machinery  (0.6%)
                                          JLG Industries, Inc.            300
4,819
                                                 Terex Corp. *            100
3,162

7,981
   Other Industrial Services  (0.9%)
                                      Dycom Industries, Inc. *            100
4,569
                                            Tetra Tech, Inc. *            300
7,256

11,825
   Pollution Control  (0.5%)
                                 Casella Waste Systems, Inc. *            100
2,500
                                     Superior Services, Inc. *            200
3,675

6,175
   Trucking  (1.0%)
                          Swift Transportation Company, Inc. *            450
8,269
                                           USFreightways, Inc.            100
3,750

12,019

  Technology  (35.2%)
   Advanced Medical Devices  (1.4%)
                                  DENTSPLY International, Inc.            100
2,619
                                      Renal Care Group, Inc. *            100
2,087
                                                  VISX, Inc. *            100
12,875

17,581
   Aerospace/Defense  (0.6%)
                                                     AAR Corp.            200
3,800
                                      Orbital Sciences Corp. *            200
4,213

8,013
   Biotechnology  (2.1%)
                                                Biogen, Inc. *            100
9,506
                                                 CYTYC Corp. *            200
3,913
                            Inhale Therapeutic Systems, Inc. *            100
2,875
                                 PAREXEL International Corp. *            200
4,812
                                          Serologicals Corp. *            300
2,250
                                  The Liposome Company, Inc. *            200
2,500

25,856

   Communications  (4.4%)
                                American Tower Corp. Class A *            100
$2,119
                                                   AVT Corp. *            100
2,719
                                    AXENT Technologies, Inc. *            100
937
                                  CDW Computer Centers, Inc. *            100
8,950
                                  Emmis Communications Corp. *            200
9,000
                          Gilat Satellite Networks, Ltd. ADR *            100
5,200
                                  Jacor Communications, Inc. *            100
8,025
                                         National Data Corp. *            200
9,225
                              Pacific Gateway Exchange, Inc. *            100
4,000
                                               Polycom, Inc. *            100
2,444
                               Premisys Communications, Inc. *            100
850
                              Tollgrade Communications, Inc. *            100
1,500

54,969
   Computers  (4.5%)
                                                 CIBER, Inc. *            200
3,775
                                        Citrix Systems, Inc. *            100
4,250
                               Cybex Computer Products Corp. *            200
3,800
                                 Fair, Isaac and Company, Inc.            100
3,400
                                   Insight Enterprises, Inc. *            300
8,100
                                            InterVoice, Inc. *            200
1,994
                                 Jack Henry & Associates, Inc.            100
3,300
                           Lexmark International Group, Inc. *            100
12,350
                                                Mapics, Inc. *            100
559
                                               Mastech Corp. *            200
2,937
                                    Metamore Worldwide, Inc. *            200
3,913
                               National Computer Systems, Inc.            100
2,800
                                              Teradyne, Inc. *            100
4,719

55,897
   Diversified  (2.7%)
                                           DST Systems, Inc. *            100
5,825
                                 Gartner Group, Inc. Class A *            100
1,906
                              Level One Communications, Inc. *            200
10,275
                                                   QRS Corp. *            100
5,500
                                         Saville Systems PLC *            200
2,413
                                             Tech Data Corp. *            100
2,337
                                       The BISYS Group, Inc. *            100
5,075

33,331
   Industrial  (0.6%)
                           American Management Systems, Inc. *            100
3,437
                        Security Dynamics Technologies, Inc. *            200
4,350

7,787
                                      Office Equipment  (0.6%)
                                                Proxim, Inc. *            200
7,700

                                        Semiconductors  (5.4%)
                                        Analog Devices, Inc. *            100
3,513
                                            Burr-Brown Corp. *            200
5,300
                                    Dallas Semiconductor Corp.            100
4,250
                                          Etec Systems, Inc. *            100
3,088
                                 Lattice Semiconductor Corp. *            100
4,087
                             Maxim Integrated Products, Inc. *            100
5,600
                                                Micrel, Inc. *            100
5,887
                                  Microchip Technology, Inc. *            100
3,500
                                      Novellus Systems, Inc. *            100
4,725
                                          PMC - Sierra, Inc. *            100
9,587
                                                QLogic Corp. *            100
6,994
                                               Sanmina Corp. *            100
6,638
                                 Vitesse Semiconductor Corp. *            100
4,631

67,800

   Software  (12.9%)
                          Affiliated Computer Services, Inc. *            100
$3,825
                                             Black Box Corp. *            100
3,425
                                Cadence Design Systems, Inc. *            100
1,356
                                               Clarify, Inc. *            100
2,350
                                                Cognos, Inc. *            100
2,406
                                   Comverse Technology, Inc. *            150
9,619
                                           Cotelligent, Inc. *            100
1,169
                                       Electronic Arts, Inc. *            100
5,081
                               Electronics For Imaging, Inc. *            100
4,731
                                 Engineering Animation, Inc. *            100
1,488
                                FactSet Research Systems, Inc.            100
4,662
                                 GeoTel Communications Corp. *            100
5,625
                                 Great Plains Software, Inc. *            200
6,112
                                    Hyperion Solutions Corp. *            200
3,025
                                             IMRglobal Corp. *            100
1,725
                                               Inter-Tel, Inc.            100
1,388
                              International Network Services *            150
5,700
                                                Intuit, Inc. *            100
8,613
                                                 Keane, Inc. *            100
2,481
                                        Legato Systems, Inc. *            100
4,044
                                            Macromedia, Inc. *            100
4,144
                                   Mercury Interactive Corp. *            100
2,819
                                  National Instruments Corp. *            200
6,800
                                              Netgravity, Inc.            100
4,044
                                    Network Associates, Inc. *            100
1,325
                                       Pegasus Systems, Inc. *            100
4,675
                                     Peregrine Systems, Inc. *            100
2,250
                                      Pinnacle Systems, Inc. *            100
5,437
                     PLATINUM Technology International, Inc. *            100
2,550
                                          Preview Travel, Inc.            100
2,600
                                      Secure Computing Corp. *            200
813
                                     Sterling Commerce, Inc. *            100
3,131
                                  SunGard Data Systems, Inc. *            100
3,194
                                     Sykes Enterprises, Inc. *            200
4,100
                                              Symantec Corp. *            200
3,975
                                              Synopsys, Inc. *            200
9,425
                       Transactions Systems Architects, Inc. *            100
3,244
                                      VERITAS Software Corp. *            100
7,100
                                                 Visio Corp. *            100
2,700
                                             WebTrends Corp. *            100
5,312
                                    Wind River Systems, Inc. *            200
3,000

161,463

Total Common Stock (cost $1,093,911)
1,120,681

                                                   Description       Principal
Value
SHORT-TERM SECURITIES  (12.3%)
  Other Short-term Securities
                         T. Rowe Price Reserve Investment Fund
                                         7-day yield of 5.016%        $80,000
$80,000
                                        SSgA Money Market Fund
                                         7-day yield of 4.600%         74,000
74,000

Total Short-Term Securities (cost $154,000)                           154,000

Total Investments (101.8%) (cost $1,247,911)                        1,274,681
Liabilities in Excess of Other Assets (-1.8%)                         (22,797)
Net Assets (100.0%)                                                $1,251,884



April 30, 1999
SCHEDULE OF INVESTMENTS (unaudited)
IDEX PILGRIM BAXTER MID CAP GROWTH
                                                   Description          Shares
Value
COMMON STOCK  (83.3%)
  Consumer, Cyclical  (20.4%)
   Advertising  (5.3%)
                                           Omnicom Group, Inc.            100
$7,250
                                       Outdoor Systems, Inc. *            700
17,631
                                 Snyder Communications, Inc. *            500
14,688

39,569
   Entertainment  (2.7%)
                                         Premier Parks, Inc. *            600
20,737

   Footwear  (4.4%)
                        Abercrombie & Fitche Company Class A *            100
9,513
                             American Eagle Outfitters, Inc. *            200
14,950
                                      AnnTaylor Stores Corp. *            200
9,500

33,963
   Retailers - Drug Based  (1.1%)
   0                                    Rexall Sundown, Inc. *            500
8,655

   Retailers - Specialty  (6.9%)
                                    Bed, Bath & Beyond, Inc. *            400
14,275
                          Mettler-Toledo International, Inc. *            700
18,288
                                               Staples, Inc. *            400
12,000
                                             Tiffany & Company            100
8,400

52,963
  Consumer, Non-Cyclical  (1.2%)
   Consumer Services
                                        United Rentals, Inc. *            300
8,943

  Energy  (0.4%)
   Oil Drilling
                               Diamond Offshore Drilling, Inc.            100
3,305

  Financial  (7.8%)
   Diversified  (5.0%)
                                   Capital One Financial Corp.            100
17,369
                                        Heller Financial, Inc.            300
8,138
                                     Providian Financial Corp.            100
12,906

38,413
   Savings & Loans  (1.4%)
                                    TeleBanc Financial Corp. *            100
10,363

   Securities Brokers  (1.4%)
                                          Charles Schwab Corp.            100
10,975

  Industrial  (9.7%)
   Electronic Components and Equipment  (7.2%)
                                             Celestica, Inc. *            100
3,913
                                                Gentex Corp. *            500
15,031
                                    L-3 Communications, Inc. *            400
19,525
                                Powerwave Technologies, Inc. *            300
9,112
                                           SCI Systems, Inc. *            200
7,613

55,194
   Diversified  (0.8%)
                                                 Corning, Inc.            100
5,725

   Technology  (1.7%)
                                                 Danaher Corp.            200
13,288

  Technology  (43.8%)
   Advanced Medical Devices  (2.4%)
                                                 Guidant Corp.            100
$5,369
                                                  VISX, Inc. *            100
12,875

18,244
   Biotechnology  (2.2%)
                                             Genentech, Inc. *            200
16,925

   Communications  (10.3%)
                               Adelphia Communications Corp. *            100
6,825
                                                Amdocs, Ltd. *            400
10,750
                                             CommScope, Inc. *            500
12,187
                                                Frontier Corp.            200
11,038
                                    General Instrument Corp. *            200
7,300
                              Metromedia Fiber Network, Inc. *            100
8,425
                    Qwest Communications International, Inc. *            200
17,087
                                      RF Micro Devices, Inc. *            100
5,588

79,200
   Computers  (3.9%)
                                                Fiserv, Inc. *            100
5,856
                                               Inktomi Corp. *            100
11,975
                                    Metamore Worldwide, Inc. *            100
1,956
                                     Network Appliance, Inc. *            100
5,031
                                              Teradyne, Inc. *            100
4,720

29,538
   Diversified  (1.9%)
                                      At Home Corp. Series A *            100
14,393

   Semiconductors  (15.8%)
                                                Altera Corp. *            300
21,675
                              ASM Lithography Holding NV ADR *            300
11,700
                                                 Atmel Corp. *            400
7,300
                                      Broadcom Corp. Class A *            200
15,425
                                      Conexant Systems, Inc. *            200
8,150
                                          Lam Research Corp. *            200
6,300
                                       Linear Technology Corp.            100
5,688
                                             LSI Logic Corp. *            500
17,000
                             Maxim Integrated Products, Inc. *            100
5,600
                                     MIPS Technologies, Inc. *            100
3,975
                                                Xilinx, Inc. *            400
18,250

121,063
   Software  (7.3%)
                               Electronics For Imaging, Inc. *            100
4,731
                                   New Era of Networks, Inc. *            300
11,269
                                                 PSINet Inc. *            300
15,150
                                      VERITAS Software Corp. *            100
7,100
                                                Yahoo!, Inc. *            100
17,469

55,719

Total Common Stock (cost $594,338)
637,175

                                                   Description      Principal
Value
SHORT-TERM SECURITIES  (25.0%)
  Repurchase Agreements
                                 State Street Bank & Trust ***
             3.750% Repurchase Agreement dated 4-30-1998 to be
           repurchased at $191,455 on 5-3-1999 (cost $191,400)       $191,400
$191,400

Total Investments (108.3%) (cost $785,738)                            828,575
Liabilities in Excess of Other Assets (-8.3%)                         (63,756)
Net Assets (100.0%)                                                  $764,819



April 30, 1999
SCHEDULE OF INVESTMENTS (unaudited)
IDEX GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
   Description                                          Shares           Value
Argentina  (0.3%)
  COMMON STOCK
   YPF Sociedad Anonima SA ADR                            560         $23,520


Australia  (2.6%)
  COMMON STOCK
   Brambles Industries, Ltd.                            2,375          69,747
   Commonwealth Bank of Australia                       2,185          39,761
   News Corp., Ltd.                                     2,780          23,285
   Rio Tinto, Ltd.                                      1,500          25,247
   Westpac Banking Corp.                                2,500          19,073
   Woolworths, Ltd.                                     5,000          15,872

192,985

Austria  (0.2%)
  COMMON STOCK
   VA Technologie AG                                      147          13,993


Brazil  (0.8%)
  COMMON STOCK
   Companhia Energetica de Minas Gerais SA ADR            860          20,632
   Companhia Vale do Rio Doce                           1,000          19,229
   Unibanco de Bancos Brasileiros SA GDR                  667          16,550

56,411

Canada  (0.7%)
  COMMON STOCK
   CGI Group, Inc. *                                      440          10,849
   Newcourt Credit Group, Inc.                            668          18,643
   Northern Telecom, Ltd. ADR                             380          25,911

55,403

Chile  (0.3%)
  COMMON STOCK
   Distribucion y Servicio D&S SA                       1,280          19,361


Denmark  (0.5%)
  COMMON STOCK
   Novo-Nordisk A/S Series B                              367          36,039


Finland  (2.9%)
  COMMON STOCK  (1.2%)
   Helsingin Puhelin OY                                   156           6,583
   Merita, Ltd.                                         5,775          34,510
   Pohjola Insurance Group                                180           8,539
   Sampo Insurance Company                              1,201          37,866

87,498
  CONVERTIBLE PREFERRED STOCK  (1.7%)
   Nokia Corp. OY                                       1,661         128,155

215,653

France  (16.5%)
  COMMON STOCK
   Alcatel Alsthom Compagnie Generale d'Electricite *   2,870          94,099
   AXA-UAP                                              1,544         199,554
   Cap Gemini Sogeti SA                                   571          87,387
   Carrefour SA                                           134         106,295
   Coflexip SA ADR                                        940          41,830
   Elf Aquitaine SA                                       562          87,377
   Etablissements Economiques du Casino Guichard-Perrachon SA1,020    100,544
   Lyonnaise des Eaux SA                                  459          78,159
   Michelin Generale de Etablissments                     805          36,568
   Rhone-Poulenc Rorer, Inc.                            1,482          70,535
   Schneider SA                                           934          60,999
   Societe Generale                                       279         $49,987
   Total SA                                             1,178         161,470
   Valeo SA                                               437          36,975

1,211,779

Germany  (10.1%)
  COMMON STOCK  (10.0%)
   Adidas AG                                              497          49,043
   Bayerische hypo-und Vereinsbank AG                     757          50,040
   Commerzbank AG                                          48           1,553
   DaimlerChrysler AG *                                   556          54,425
   Fresenius Medical Care AG                              543          29,404
   Mannesman AG                                         1,391         182,281
   Muenchener Ruckversicherungs-Namen AG                  258          52,801
   Muenchener Ruckversicherungs-Namen AG Warrants           4             140
   Pruessag AG                                          3,455         182,526
   Pruessag AG *                                        3,820           3,596
   VEBA AG                                              1,665          91,131
   Viag AG                                                 17           8,585
   Volkswagen AG                                          424          30,001

735,526
  NON-CONVERTIBLE PREFERRED STOCK  (0.1%)
   Fresenius Medical Care AG                              103           3,486

739,012

Greece  (0.5%)
  COMMON STOCK
   Alpha Credit Bank Rights                               240          17,150
   Hellenic Telecommunication Organization SA             390           9,058
   Hellenic Telecommunication Organization SA ADR *       795           9,490

35,698

Hong Kong  (1.8%)
  COMMON STOCK
   Giordano International, Ltd.                        12,000           5,574
   HSBC Holdings PLC                                    1,200          44,589
   Hutchison Whampoa, Ltd.                              4,000          35,867
   Johnson Electric Holdings, Ltd.                      4,600          13,739
   Sun Hung Kai Properties, Ltd.                        4,000          35,093

134,862

Ireland  (0.5%)
  COMMON STOCK
   Bank of Ireland                                        861          17,219
   CRH PLC                                              1,018          19,965

37,184

Israel  (1.2%)
  COMMON STOCK
   ECI Telecom, Ltd. ADR                                1,655          61,028
   Teva Pharmaceutical Industries, Ltd. ADR               600          27,450

88,478

Italy  (6.5%)
  COMMON STOCK
   Banca Intesa SpA                                     6,096          32,495
   ENI SpA                                              6,725          44,312
   Istituto Nazionale delle Assicurazioni SpA           1,001          39,013
   Montedison SpA                                      37,653          36,160
   Saipem SpA                                           7,314          32,026
   Telecom Italia SpA                                  30,324         247,235
   Unicredito Italiano SpA                              8,477          43,035

474,276

Japan  (7.9%)
  COMMON STOCK
   Canon, Inc.                                          2,000         $48,942
   Citizen Watch Company, Ltd.                          1,000           8,297
   East Japan Railway Company                               1           5,908
   Fujisawa Pharmaceutical Company                      1,000          16,426
   Fujitsu, Ltd.                                        1,000          17,138
   Honda Motor Company, Ltd.                            1,000          44,081
   Japan Tobacco, Inc.                                      1          10,057
   Juji Heavy Industries, Ltd.                          3,000          20,113
   Komatsu, Ltd.                                        2,000          11,917
   Mabuchi Motor Company, Ltd.                            100           7,769
   Matsushita Electric Industrial Company, Ltd.         1,000          19,024
   Mazda Motors Corp.                                   3,000          12,797
   Minebea Company, Ltd.                                2,000          19,359
   Mitsui & Company, Ltd.                               1,000           7,333
   Mitsui Fudosan Company, Ltd.                         1,000           9,219
   Mitsui Mining & Smelting Company, Ltd.               2,000          10,358
   Nintendo Company                                       100           9,327
   Nippon Steel Corp.                                   4,000           8,984
   Nippon Telegraph & Telephone Corp.                      10          10,895
   Noritz Corp.                                         1,000          11,791
   Promise Company, Ltd.                                  200          11,397
   Sanwa Bank                                           1,000          11,230
   Shin-Etsu Chemical Company, Ltd.                     1,000          31,846
   Shiseido Company, Ltd.                               1,000          15,755
   Sony Corp.                                             600          56,065
   Sumitomo Bank                                        1,000          13,543
   Sumitomo Electric Industries                         3,000          36,329
   Toda Corp.                                           2,000          11,196
   Tokyo Electric Power                                   600          12,822
   Toray Industries, Inc.                               2,000          10,610
   Toshiba Corp.                                        6,000          40,226
   Uny Company, Ltd.                                    1,000          15,923

576,677

Luxembourg  (0.0%)
  COMMON STOCK
   Societe Europeenne de Communication SA spon ADR A *      3              50
   Societe Europeenne de Communication SA spon ADR B *     29             493

543

Mexico  (1.8%)
  COMMON STOCK
   Corporacion GEO, SA de C.V.                          4,490          18,842
   Desc SA de C.V. ADR *                                  630          15,592
   Desc SA de C.V. Series B                             3,550           4,526
   Gruma SA *                                           1,043           1,994
   Grupo Carso SA de C.V. ADR *                         2,032          19,661
   Grupo Financiero Banamex *                          10,000          25,405
   Grupo Televisa SA GDS *                                490          20,090
   Panamerican Beverages, Inc. ADR Class A                355           7,876
   Telefonos de Mexico SA de C.V. ADR                     260          19,695

133,681

Netherlands  (6.7%)
  COMMON STOCK
   IHC Caland NV                                          925          41,970
   ING Groep NV                                         2,839         175,056
   Ispat International NV NYRS                            157           2,051
   Koninklijke Ahold NV                                 2,364          87,885
   Philips Electronics NV                                 719          61,977
   VNU NV                                               1,816          73,562
   Wolters Kluwer NV                                    1,120          48,804

491,305

New Zealand  (0.1%)
  COMMON STOCK
   Telecom Corp. of New Zealand, Ltd.                   1,200          $6,239


Philippines  (0.1%)
  COMMON STOCK
   San Miguel Corp. Class B                             3,200           6,817


Portugal  (1.6%)
  COMMON STOCK
   Banco Comercial Portugues SA                           860          24,277
   Jeronimo Martins SGPS SA                               439          14,463
   Jeronimo Martins SGPS SA *                             146           4,810
   Portugal Telecom SA                                  1,750          73,017

116,567

Singapore  (0.8%)
  COMMON STOCK
   Overseas-Chinese Banking Corp., Ltd.                 3,000          28,150
   Singapore Press Holdings, Ltd.                       2,000          29,507

57,657

South Korea  (0.2%)
  COMMON STOCK
   Pohang Iron & Steel Company, Ltd. ADR                  533          13,725


Spain  (3.5%)
  COMMON STOCK
   Argentaria Corporacion Bancaria de Espana SA         4,443         104,602
   ENDESA SA                                            2,370          52,740
   Repsol SA                                              687          11,190
   Telefonica de Espana SA                              1,834          86,027
   Telefonica SA *                                      1,834           1,707

256,266

Sweden  (3.6%)
  COMMON STOCK
   Autoliv, Inc.                                        1,777          61,750
   Fastighets AB Balder                                    75             801
   Hoganas AB                                           2,957          57,865
   Investor AB Class B                                     66           2,998
   Invik & Company AB                                     143          10,685
   Kinnevik Investments AB B-Free                         164           3,598
   L.M. Ericsson Telephone Company Class B              1,539          40,429
   Netcom AB *                                            667          21,437
   Svenska Handelsbanken                                1,675          62,774

262,337

Switzerland  (5.9%)
  COMMON STOCK
   ABB AG                                                  20          29,193
   Credit Suisse Group                                    416          82,552
   Novartis AG                                             71         104,007
   Roche Holding AG                                         6          70,614
   Union Bank of Switzerland                              150          50,973
   Zurich Allied AG *                                     147          94,795

432,134

Taiwan  (0.7%)
  COMMON STOCK
   Taiwan Semiconductor Manufacturing Company, Ltd. ADR *2,188         52,512

United Kingdom  (19.3%)
  COMMON STOCK
   Airtours PLC                                        10,313         $71,734
   BAA PLC                                              2,516          26,200
   Beazer Group PLC                                     8,000          27,984
   BG PLC                                               4,311          24,093
   Billiton PLC                                         3,988          13,485
   British Aerospace PLC                                4,152          31,067
   British Land Company PLC                             5,740          52,296
   British Petroleum Corp.                              2,050          38,837
   British Telecommunications PLC                       2,770          46,464
   BTR Siebe PLC                                       23,101         118,701
   Cable & Wireless Communications PLC *                4,745          54,143
   Cadbury Schweppes PLC                                  800          10,730
   Canary Wharf Finance PLC *                           1,792          11,009
   Commercial Union PLC                                 1,200          18,874
   Diageo PLC                                           1,580          18,321
   Electrocomponents PLC                                2,415          20,342
   FKI PLC                                             12,389          34,270
   General Electric Company PLC                         2,280          24,054
   Glaxo Wellcome PLC                                   1,203          35,483
   Granada Group PLC                                    3,719          78,950
   Great Universal Stores PLC                           3,949          44,997
   Johnson Matthey PLC                                    350           3,282
   Legal & General Group PLC                            6,160          17,808
   Lloyds TSB Group PLC                                 3,780          60,822
   Marks and Spencer PLC                                4,670          32,014
   Northern Rock PLC                                    4,500          42,590
   Nycomed Amersham PLC                                   928           7,570
   Railtrack Group PLC                                    893          18,627
   Reed International PLC                               6,567          59,619
   Rentokil Initial Group PLC                           4,800          28,003
   Royal and Sun Alliance Insurance Group PLC           5,772          49,152
   Saatchi & Saatchi PLC                                1,903           7,376
   Securicor PLC                                        2,900          27,354
   SEMA Group PLC                                       6,419          62,456
   Shell Transport & Trading Company                    4,582          34,303
   Somerfield PLC                                       4,337          24,099
   Tesco PLC                                           13,860          41,070
   Vodafone Group PLC                                   3,522          64,459
   Zeneca Group PLC                                       879          34,239

1,416,877

United States  (2.5%)
  COMMON STOCK  (1.5%)
   Comverse Technology, Inc. *                            750          48,094
   Pharmacia & Upjohn, Inc.                               575          32,200
   Telekomunikacja Polska GDR 144A *                    4,395          27,358

107,652


   Description                                       Principal          Value
  SHORT-TERM SECURITIES  (1.0%)
  State Street Bank & Trust ***
  3.750% Repurchase Agreement dated 4-30-1998
  to be repurchased at $72,599 on 5-3-1999            $72,578         $72,578

180,230

Total Investments (100.1%) (cost $6,378,615)                        7,338,221


UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
CURRENCY CONTRACTS (-0.0%) @
H  252,379   Hong Kong Dollar 5-4-1999                     Buy            $(6)
S  48,078   Singapore Dollar 5-4-1999                      Buy             17
Total Unrealized Net Gain on Forward Foreign
Currency Contracts                                                         11

Liabilities in Excess of Other Assets (-0.1%)                          (5,596)
Net Assets (100.0%)                                                $7,332,636



April 30, 1999
SCHEDULE OF INVESTMENTS (unaudited)
IDEX JCC GLOBAL
   Description                                          Shares           Value
Argentina  (0.9%)
  COMMON STOCK
   Telecom Arentina France SA ADR                      49,445      $1,705,853
   Telefonica de Argentina SA ADR                      63,490       2,372,939
   YPF Sociedad Anonima SA ADR                         61,520       2,583,840

6,662,632

Brazil  (1.1%)
  COMMON STOCK
   Telecomunicacoes Brasileiras Telebras SA ADR        88,410       8,061,887


Canada  (0.8%)
  COMMON STOCK
   Rogers Communications, Inc. Class B *               52,888         988,345
   Rogers Communications, Inc. *                      133,544       2,496,919
   Shaw Communications                                 20,662         849,065
   Toronto-Dominion Bank                               28,273       1,507,467

5,841,796

Finland  (4.4%)
  COMMON STOCK  (0.6%)
   Tieto Corp. OY                                     111,578       4,448,995

  CONVERTIBLE PREFERRED STOCK  (3.8%)
   Nokia Corp. OY                                     192,494      14,851,984
   Nokia Corp. OY ADR                                 164,330      12,191,232

27,043,216

31,492,211

France  (6.2%)
  COMMON STOCK
   Accor SA                                             5,066       1,336,835
   Atos SA *                                           25,422       2,177,894
   AXA-UAP                                             28,641       3,701,701
   Cap Gemini Sogeti SA                                36,837       5,637,607
   Carrefour SA                                         5,864       4,651,545
   Compagnie Generale des Eaux                         59,087      13,817,283
   Elf Aquitaine SA                                     6,100         948,395
   Lyonnaise des Eaux SA                               29,055       4,947,533
   Rhone-Poulenc Rorer, Inc.                           44,103       2,099,049
   Sanofi SA                                           15,342       2,406,385
   Valeo SA                                            24,980       2,113,608

43,837,835

Germany  (5.0%)
  COMMON STOCK
   Adidas AG                                           19,282       1,902,724
   DaimlerChrysler AG *                                25,801       2,525,563
   DePfa Deutsche Pfandbriefbank AG                    32,050       2,677,917
   Deutsche Telekom AG *                               40,871       1,627,505
   Hoechst AG                                          19,222         880,295
   Mannesman AG                                       159,682      20,925,182
   Marschollek, Lautenschlaeger und Partner AG          4,854       2,723,498
   Porsche AG                                             992       2,465,594

35,728,278

Hong Kong  (0.9%)
  COMMON STOCK
   China Telecom, Ltd. *                            2,742,000       6,261,728


Ireland  (0.3%)
  COMMON STOCK
   Elan Corp. PLC ADR *                                44,655       2,299,733

Italy  (3.8%)
  COMMON STOCK
   Banca Commerciale Italiana SpA                     267,862      $2,206,940
   Banca di Roma                                    1,695,650       2,797,711
   Istituto Nazionale delle Assicurazioni SpA         138,563       5,400,410
   Mediaset SpA                                        11,348          98,418
   Telecom Italia SpA                               1,814,921      16,475,499

26,978,978

Japan  (7.0%)
  COMMON STOCK
   Fujitsu, Ltd.                                      209,000       3,581,856
   Honda Motor Company, Ltd.                           67,000       2,953,446
   Ito-Yokado Company, Ltd.                            28,000       1,720,008
   Kao Corp.                                           79,000       2,006,034
   Kirin Brewery Company, Ltd.                        267,000       3,020,742
   Nippon Telegraph & Telephone Corp.                     280         305,049
   NTT Data Communications Systems Corp.                  630       4,989,315
   NTT Mobile Communications                              347      20,356,170
   Softbank Corp.                                       8,800       1,171,858
   Sony Corp.                                          17,000       1,588,519
   Takeda Chemical Industries, Ltd.                   178,000       7,742,049
   Tokyo Electron, Ltd.                                 9,000         512,885

49,947,931

Mexico  (0.9%)
  COMMON STOCK
   Grupo Televisa SA GDS *                             39,275       1,610,275
   Telefonos de Mexico SA de C.V. ADR                  58,850       4,457,887

6,068,162

Netherlands  (7.0%)
  COMMON STOCK
   ASM Lithography Holding NV *                        28,620       1,207,771
   ASM Lithography Holding NV ADR *                     6,950         271,050
   EQUANT NV*                                          23,844       2,166,278
   EQUANT NYRS *                                       26,193       2,337,725
   Getronics NV                                       161,024       6,616,428
   Heineken NV                                         80,023       4,020,225
   ING Groep NV                                        61,487       3,791,350
   Koninklijke Ahold NV                                19,207         714,047
   Koninklijke Philips Electronics NV ADR              79,486       6,786,117
   Philips Electronics NV                              79,692       6,869,329
   United Pan-Europe Communications NV *               59,906       3,101,451
   Wolters Kluwer NV                                  270,044      11,767,216

49,648,987

Spain  (3.4%)
  COMMON STOCK
   Argentaria Corporacion Bancaria de Espana SA       118,134       2,781,263
   Banco Bilbao Vizcaya SA                            281,870       4,221,376
   Banco Santander Central Hispano SA                 114,542       2,490,757
   Tele Pizza SA *                                    189,466       1,202,332
   Telefonica de Espana SA                            226,668      10,632,265
   Telefonica SA *                                    226,668         210,967
   Telefonica SA ADR                                   20,735       2,889,879

24,428,839

Sweden  (3.4%)
  COMMON STOCK
   Assa Abloy AB                                      176,487       7,702,651
   L.M. Ericsson Telephone Company Class B ADR        121,981       3,285,863
   L.M. Ericsson Telephone Company Class B             97,304       2,556,137
   Securitas AB                                       630,612       9,348,716
   WM Data AB Class B                                  25,851         950,427

23,843,794

Switzerland  (4.6%)
  COMMON STOCK
   Adecco SA                                              457        $230,546
   Julius Baer Holding, Ltd.                              841       2,739,243
   Kuoni Reisen AG                                         99         350,707
   Roche Holding AG                                       803       9,450,468
   Swisscom AG *                                       25,925       9,524,059
   Union Bank of Switzerland                           20,760       7,054,600
   Zurich Allied AG *                                   4,646       2,996,043

32,345,666

United Kingdom  (8.9%)
  COMMON STOCK
   AMVESCAP PLC                                       132,034       1,396,160
   British Telecommunications PLC                     314,957       5,283,104
   Capita Group PLC                                    57,387         606,824
   COLT Telecom Group PLC *                           229,224       4,250,529
   Compass Group PLC                                  377,861       3,813,286
   Energis PLC *                                      249,602       6,800,096
   Glaxo Wellcome PLC                                  80,523       2,375,050
   Hays PLC                                           596,763       6,655,825
   Lloyds TSB Group PLC                               148,538       2,390,057
   Logica PLC                                         735,572       7,050,583
   Orange PLC *                                       139,608       1,892,742
   Rentokil Initial Group PLC                       1,109,561       6,473,098
   SEMA Group PLC                                     294,199       2,862,531
   SmithKline Beecham PLC                             169,374       2,239,093
   SmithKline Beecham PLC ADR                          39,200       2,574,950
   Telewest Communications                            630,302       2,904,202
   Vodafone Group PLC                                 201,025       3,679,136
   WPP Group PLC                                        7,008          62,045

63,309,311

United States  (41.9%)
  COMMON STOCK  (33.7%)
   Airtouch Communications, Inc. *                     82,540       7,707,172
   Amazon.com, Inc. *                                  17,840       3,068,480
   America Online, Inc. *                              23,245       3,318,223
   American Express Company                            41,130       5,375,176
   American Home Products Corp.                        44,600       2,720,600
   At Home Corp. Series A *                            23,570       3,392,606
   AT&T Corp.                                         220,763      11,148,507
   AT&T Corp. - Liberty Media Group *                  23,170       1,479,983
   Bristol-Myers Squibb Company, Inc.                  52,500       3,337,031
   Chancellor Media Corp. *                            27,040       1,482,130
   Cisco Systems, Inc. *                              264,715      30,194,055
   Clear Channel Communications, Inc. *                63,785       4,433,057
   Comcast Corp. Special Class A                      129,670       8,509,595
   DaimlerChrysler AG *                                13,330       1,308,839
   eBay, Inc. *                                        20,805       4,327,440
   EMC Corp. *                                         16,580       1,806,184
   Enron Corp.                                         36,935       2,779,359
   Estee Lauder Companies, Inc. Class A                68,410       6,849,551
   Excite, Inc. *                                       4,015         586,190
   FDX Corp. *                                         48,090       5,413,131
   Intuit, Inc. *                                      30,845       2,652,670
   Level 3 Communications, Inc. *                      46,455       4,180,950
   MCI WORLDCOM, Inc. *                               146,170      12,013,347
   MediaOne Group, Inc. *                             122,700      10,007,719
   Medtronic, Inc.                                     32,355       2,327,538
   Microsoft Corp. *                                  215,920      17,543,500
   NTL, Inc. *                                         36,490       2,780,082
   Paychex, Inc.                                       79,680       4,058,700
   Pfizer, Inc.                                        28,590       3,289,637
   Pharmacia & Upjohn, Inc. ADR                       143,970       8,062,320
   Pharmacia & Upjohn, Inc.                             6,666         369,991
  Sepracor, Inc. *                                     15,115      $1,277,218
  Sprint Corp.                                         91,020       3,856,973
  Sun Microsystems, Inc. *                             69,205       4,139,324
  The Kroger Company *                                 28,690       1,558,226
  Time Warner, Inc.                                   254,220      17,795,400
  Tyco International, Ltd.                            325,854      26,475,638
  Viacom, Inc. Class B *                               73,080       2,964,308
  Warner-Lambert Company, Inc.                         61,176       4,156,145
  Yahoo!, Inc. *                                        4,070         710,467

239,457,462

   Description                                       Principal          Value
  SHORT-TERM SECURITIES  (8.2%)
  Federal Home Loan Bank
  4.730%  5-13-1999                               $15,000,000     $14,976,350
  Federal National Mortgage Association
  Discount Notes  4.680%  6-7-1999                 15,000,000      14,927,850
  Household Finance Company
  4.880%  5-3-1999                                 26,600,000      26,592,788
  Treasury Bills
  4.450%  7-22-1999                                 1,850,000       1,831,249
  State Street Bank & Trust ***
  3.750% Repurchase Agreement dated 4-30-1998
  to be repurchased at $218,538 on 5-3-1999           218,474         218,474

58,546,711

298,004,173

Total Investments (100.5%) (cost $533,411,537)                    714,761,941


   Description                                                          Value
UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
CURRENCY CONTRACTS (0.5%) @
B  9797767  British Pound 5-6-1999                        Sell       $343,829
B  1559947  British Pound 5-6-1999                         Buy        (10,335)
B  194391  British Pound 5-7-1999                         Sell            306
B  304375  British Pound 5-7-1999                          Buy           (479)
B  1200000  British Pound 5-13-1999                       Sell         54,047
B  10990000  British Pound 10-8-1999                      Sell         31,801
B  2990000  British Pound 10-8-1999                        Buy         (6,370)
C  586268  Canadian Dollar 5-3-1999                        Buy          3,786
C  664153  Canadian Dollar 5-4-1999                        Buy          1,398
E  601633  Euro Dollar 5-3-1999                           Sell          4,531
E  228915  Euro Dollar 5-3-1999                            Buy         (1,838)
E  910504  Euro Dollar 5-4-1999                           Sell          7,366
E  2321270  Euro Dollar 5-4-1999                           Buy        (11,676)
E  48703  Euro Dollar 5-5-1999                            Sell            247
E  123039  Euro Dollar 5-5-1999                            Buy           (303)
E  49793  Euro Dollar 5-6-1999                            Sell            125
E  1739069  Euro Dollar 5-28-1999                          Buy         (7,844)
E  2700000  Euro Dollar 7-15-1999                         Sell        293,026
E  900000  Euro Dollar 7-28-1999                          Sell        101,121
E  6900000  Euro Dollar 8-12-1999                         Sell        803,607
E  12800000  Euro Dollar 8-27-1999                        Sell      1,365,332
F  1547293  Swiss Franc 5-3-1999                           Buy         (7,926)
F  12289  Swiss Franc 5-3-1999                            Sell             63
F  39172  Swiss Franc 5-4-1999                            Sell             91
F  1500000  Swiss Franc 10-8-1999                         Sell         25,208
F  1400000  Swiss Franc 10-21-1999                        Sell         25,124
H  2766495  Hong Kong Dollar 5-3-1999                      Buy            (37)
J  450000000  Japanese Yen 5-20-1999                      Sell        $28,765
J  850000000  Japanese Yen 9-16-1999                      Sell         83,950
J  1950000000  Japanese Yen 10-8-1999                     Sell        334,433
J  1900000000  Japanese Yen 10-8-1999                      Buy       (166,339)
J  875000000  Japanese Yen 10-14-1999                     Sell            748
J  561000000  Japanese Yen 10-21-1999                     Sell         38,254
J  140000000  Japanese Yen 11-18-1999                     Sell         15,769
K  3242830  Swedish Krona 5-4-1999                         Buy         (1,888)
Total Unrealized Net Gain on Forward Foreign
Currency Contracts                                                  3,347,892

Liabilities in Excess of Other Assets (-1.0%)                      (7,218,361)
Net Assets (100.0%)                                              $710,891,472



April 30, 1999
SCHEDULE OF INVESTMENTS (unaudited)
IDEX SALOMON ALL CAP
                                                   Description          Shares
Value
COMMON STOCK  (87.3%)
  Basic Materials  (3.1%)
   Chemicals  (1.5%)
                                                OM Group, Inc.            250
$9,094

   Other Non-ferrous  (1.6%)
                                              The Geon Company            300
9,187

  Consumer, Cyclical  (11.3%)
   Auto Parts and Equipment  (1.0%)
                                      Tower Automotive, Inc. *            250
5,750

   Broadcasting  (3.2%)
          United States Satellite Broadcasting Company, Inc. *            600
10,725
                                        Viacom, Inc. Class B *            200
8,113

18,838
   Publishing  (1.0%)
                                 Hollinger International, Inc.            400
5,625

   Retailers - Apparel  (2.4%)
                           Federated Department Stores, Inc. *            300
14,006

   Retailers - Broadline  (3.4%)
                                          Price / Costco, Inc.            200
16,187
                                         Value America, Inc. *            100
3,944

20,131
   Retailers - Drug Based  (0.3%)
                                             CombiChem, Inc. *            500
1,656

  Consumer, Non-Cyclical  (20.4%)
   Food - Other  (12.3%)
                                               Food Lion, Inc.          2,300
23,287
                                            Hormel Foods Corp.            700
25,725
                              John B. Sanfilippo & Son, Inc. *            500
1,594
                                           Michael Foods, Inc.            400
9,150
                                             Tyson Foods, Inc.            600
12,413

72,169
   Pharmaceuticals  (3.9%)
                                              Centocor, Inc. *            200
8,875
                                      Pharmacia & Upjohn, Inc.            250
14,000

22,875
   Tobacco  (4.2%)
                                    RJR Nabisco Holdings Corp.            950
24,462

  Energy  (7.7%)
   Oil Companies - Major  (1.1%)
                                                  Texaco, Inc.            100
6,275

   Oil Companies - Secondary  (3.0%)
                                            Devon Energy Corp.            300
9,975
                                           Suncor Energy, Inc.            200
7,975

17,950
   Oilfield Equipment and Services  (3.6%)
                                      Tesoro Petroleum Corp. *            800
9,050
                                                   Tosco Corp.            200
5,350
                                           Valero Energy Corp.            300
6,694

21,094
  Financial  (6.5%)
   Banks  (5.2%)
                                Bank of New York Company, Inc.            250
10,000
                                   Fleet Financial Group, Inc.            200
8,612
                             Independence Community Bank Corp.            400
5,825
                        Peoples Heritage Financial Group, Inc.            300
5,813

30,250

   Insurance  (1.3%)
                                         Protective Life Corp.            200
$7,837

  Independent  (3.3%)
   Conglomerate
                                 Philip Morris Companies, Inc.            550
19,284

  Industrial  (5.0%)
   Building Materials  (2.3%)
                               Martin Marietta Materials, Inc.            100
6,181
                                      Vulcan Materials Company            150
7,163

13,344
   Electronic Components and Equipment  (0.3%)
                                      York International Corp.             50
2,063

   Heavy Construction  (1.2%)
                                        Ingersoll-Rand Company            100
6,919

   Diversified  (1.2%)
                                           SpeedFam-IPEC, Inc.            600
6,900

  Technology  (25.8%)
   Communications  (12.2%)
                                ADC Telecommunications, Inc. *            100
4,781
                            AT&T Corp. - Liberty Media Group *            100
6,387
                                                Frontier Corp.            100
5,519
                                                 NTL, Inc. + *            200
15,250
                                              PamAmSat Corp. *            400
14,025
                   Rogers Cantel Mobile Communications, Inc. *          1,000
17,563
                                               Tellabs, Inc. *             75
8,217

71,742
   Computers  (5.8%)
                                              Adaptec, Inc. *.            200
4,813
                                       Hewlett-Packard Company            100
7,887
                         International Business Machines Corp.             50
10,459
                                    Seagate Technology, Inc. *            400
11,150

34,309
   Diversified  (1.0%)
                                           Emcor Group, Inc. *            300
6,206

   Semiconductors  (1.8%)
                                     Applied Materials, Inc. *            100
5,363
                                                    S3, Inc. *            700
5,031

10,394
   Software  (5.0%)
                                   Comverse Technology, Inc. *            100
6,413
                                        Legato Systems, Inc. *            150
6,066
                                                 Marimba, Inc.            100
6,075
                                       Net Perceptions, Inc. *            100
2,637
                                    Network Associates, Inc. *            200
2,650
                                  Paradigm Geophysical, Ltd. *            800
5,200

29,041
  Utilities  (4.2%)
   Gas  (1.0%)
                                               KN Energy, Inc.            300
6,188

   Telephone  (3.2%)
                                           Bell Atlantic Corp.            100
5,762
                                                     GTE Corp.            100
6,694
                                          MCI WORLDCOM, Inc. *             75
6,164

18,620

Total Common Stock (cost $469,619)                                    512,208

  CONVERTIBLE PREFERRED STOCK  (0.8%)
  Consumer, Cyclical
                                     Auto Parts and Equipment
                          BTI Capital Trust 144A (cost $5,000)            400
$4,850

  NON-CONVERTIBLE PREFERRED STOCK  (1.6%)
  Consumer, Cyclical
                                                 Broadcasting
                            News Corp., Ltd. ADR (cost $8,059)            300
9,169

                                                   Description      Contracts
Value
OPTIONS  (0.5%)
  Purchased Puts
                        Sox - Philadelphia Semiconductor Index
                                 Strike 330, Expires 5-15-1999            100
525
                                   Standard & Poor's 500 Index
                                Strike 1310, Expires 5-15-1999            100
2,300

Total Options (cost $3,931)                                             2,825

                                                   Description      Principal
Value
  CONVERTIBLE CORPORATE BONDS  (1.6%)
  Industrial
                                                   Diversified
             Sunbeam Corp. 144A 0.000% 3-25-2018 (cost $9,037)        $75,000
$9,281

  SHORT-TERM SECURITIES  (6.6%)
  Repurchase Agreements
                                 State Street Bank & Trust ***
             3.500% Repurchase Agreement dated 4-30-1999 to be
             repurchased at $38,541 on 5-3-1999 (cost $38,530)         38,530
38,530

Total Investments (98.4%) (cost $534,176)                             576,863
Other Assets In Excess of Liabilities (1.6%)                            9,632
Net Assets (100.0%)                                                  $586,495



April 30, 1999
SCHEDULE OF INVESTMENTS (unaudited)
IDEX JCC GROWTH
                                                   Description          Shares
Value
COMMON STOCK  (86.2%)
  Consumer, Cyclical  (15.3%)
   Broadcasting  (6.5%)
                                      Chancellor Media Corp. *      1,656,995
$90,824,038
                                 Comcast Corp. Special Class A        345,000
22,640,625
                                             Time Warner, Inc.        749,300
52,451,000

165,915,663
   Entertainment  (1.0%)
                                 Royal Caribbean Cruises, Ltd.        734,360
27,125,423

   Retailers - Broadline  (4.6%)
                                            Fred Meyer, Inc. *      1,258,255
68,103,052
                                          Price / Costco, Inc.        606,770
49,072,524

117,175,576
   Retailers - Specialty  (3.2%)
                                            Amazon.com, Inc. *        162,890
28,017,080
                                                  eBay, Inc. *        141,360
29,402,880
                                              Home Depot, Inc.        429,715
25,756,043

83,176,003
  Consumer, Non-Cyclical  (11.3%)
   Beverages  (1.6%)
                                             Coca-Cola Company        316,850
21,545,800
                                  Pepsi Bottling Group, Inc. *        959,070
20,200,412

41,746,212
   Food Retailers  (1.8%)
                                               Safeway, Inc. *        894,850
48,265,971

   Pharmaceuticals  (7.9%)
                                          Elan Corp. PLC ADR *        609,125
31,369,938
                                         Eli Lilly and Company        828,565
61,003,098
                                                  Pfizer, Inc.        768,140
88,384,109
                                  Warner-Lambert Company, Inc.        332,615
22,597,032

203,354,177
  Energy  (1.5%)
   Oilfield Equipment and Services
                                                   Enron Corp.        511,295
38,474,948

  Financial  (4.6%)
   Banks  (0.9%)
                                                 Firstar Corp.        786,645
23,648,515

   Diversified  (2.0%)
                                      American Express Company        401,850
52,516,772

   United States Government Agencies  (1.7%)
                              Federal Home Loan Mortgage Corp.        705,710
44,283,303

  Industrial  (5.6%)
   Diversified
                                      General Electric Company        862,850
91,030,675
                                      Tyco International, Ltd.        651,465
52,931,531

143,962,206
  Technology  (45.0%)
   Advanced Medical Devices  (1.9%)
                                               Medtronic, Inc.        677,050
48,705,284

   Communications  (13.4%)
                               Airtouch Communications, Inc. *        440,810
41,160,634
                            AT&T Corp. - Liberty Media Group *         77,960
4,979,695
                                         Cisco Systems, Inc. *      1,030,603
117,553,155
                                     Lucent Technologies, Inc.      1,268,730
76,282,391
                                        MediaOne Group, Inc. *        647,785
52,834,964
                               NEXTLINK Communications, Inc. *         11,390
825,775
                    Qwest Communications International, Inc. *        472,150
40,309,806
                                               Tellabs, Inc. *        123,775
13,537,891

347,484,311

   Computers  (6.3%)
                                         Dell Computer Corp. *      3,507,130
$144,230,721
                                                Fiserv, Inc. *        336,925
19,731,170

163,961,891
   Diversified (1.1%)
                                      At Home Corp. Series A *        201,335
28,979,657

   Semiconductors  (5.0%)
                                          Lam Research Corp. *        543,380
17,116,470
                                       Texas Instruments, Inc.        909,045
92,836,221
                                                Xilinx, Inc. *        401,215
18,305,434

128,258,125
   Software  (17.3%)
                          Acclaim Entertainment, Inc. Warrants          4,237
11,122
                                        America Online, Inc. *      1,817,495
259,447,411
                                             Microsoft Corp. *      2,326,000
188,987,500

448,446,033
  Utilities  (2.9%)
   Telephone
                                          MCI WORLDCOM, Inc. *        893,765
73,456,311
Total Common Stock (cost $1,191,434,208)
2,228,936,381

CONVERTIBLE PREFERRED STOCK  (6.3%)
  Technology
   Diversified
                         Nokia Corp. OY ADR (cost $38,705,587)      2,191,900
162,611,581

                                                   Description      Principal
Value
NON-CONVERTIBLE CORPORATE BONDS  (0.5%)
  Financial
   Diversified
                          Charter Communications Holdings 144A
                          8.625%  4-1-2009  (cost $12,202,397)    $12,239,000
$12,544,975

SHORT-TERM SECURITIES  (6.7%)
  United States Government Agencies  (3.9%)
                                        Federal Home Loan Bank
                                              4.650% 5-13-1999     50,000,000
49,921,167
                                              4.730% 6-30-1999     50,000,000
49,612,500

99,533,667
  Commercial Paper  (2.8%)
                     Household Finance Company 4.880% 5-3-1999     23,500,000
23,493,629
                             IBM Credit Corp. 4.800% 6-18-1999     50,000,000
49,680,000
                      Prudential Funding Corp. 4.870% 5-3-1999        300,000
299,919

73,473,548
  Repurchase Agreements  (0.0%)
                                 State Street Bank & Trust ***
                   3.500% Repurchase Agreement dated 4-30-1999
                      to be repurchased at $56,674 on 5-3-1999         56,657
56,657

Total Short-Term Securities (cost $173,063,872)                   173,063,872

Total Investments (99.7%) (cost $1,415,406,064)                 2,577,156,809

   Notional
   Amount                                                          Description
Value
   UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
   CURRENCY CONTRACTS (0.0%) @
  B                                                           4,700,000 British
Pound 5-13-1999                                           Sell       $211,686
  B                                                           4,700,000 British
Pound 5-13-1999                                            Buy       (223,804)
  E                                                           13,400,000 Euro
Dollar 7-22-1999                                          Sell      1,528,392
  E                                                           10,700,000 Euro
Dollar 7-22-1999                                           Buy       (876,805)
   Total Unrealized Net Gain on Forward Foreign
   Currency Contracts                                                 639,469

  Other Assets In Excess of Liabilities (0.3%)                      8,318,929
  Net Assets (100.0%)                                          $2,586,115,207



April 30, 1999
SCHEDULE OF INVESTMENTS (unaudited)
IDEX GOLDMAN SACHS GROWTH
                                                   Description          Shares
Value
COMMON STOCK  (89.2%)
  Basic Materials  (0.6%)
   Chemicals
                           E.I. du Pont de Nemours and Company             70
$4,944

  Consumer, Cyclical  (17.5%)
   Advertising  (1.2%)
                               Valassis Communications, Inc. *            180
10,080

   Broadcasting  (5.7%)
                                                   CBS Corp. *            270
12,302
                                      Chancellor Media Corp. *            150
8,231
                               EchoStar Communications Corp. *             30
3,009
                                 Infinity Broadcasting Corp. *            280
7,753
                                             Time Warner, Inc.            220
15,400

46,695
   Consumer Electronics  (1.3%)
                                                   Tandy Corp.            150
10,866

   Entertainment  (0.3%)
                                           Walt Disney Company             90
2,857

   Lodging  (0.8%)
                                  Marriott International, Inc.            160
6,700

   Publishing  (3.2%)
                                               A.H. Belo Corp.            290
6,271
                                      Central Newspapers, Inc.            130
4,412
                                         Gannett Company, Inc.             80
5,665
                                    The New York Times Company            130
4,485
                                               Tribune Company             30
2,503
                                            Ziff-Davis, Inc. *            170
2,688

26,024
   Restaurants  (0.4%)
                                              McDonald's Corp.             80
3,390

   Retailers - Broadline  (1.5%)
                                         Wal-Mart Stores, Inc.            270
12,420

   Retailers - Drug Based  (1.0%)
                                              Walgreen Company            290
7,794

   Retailers - Specialty  (1.3%)
                                                  Ecolab, Inc.            120
5,033
                                              Home Depot, Inc.             90
5,394

10,427
   Toys  (0.8%)
                                                  Hasbro, Inc.            180
6,142

  Consumer, Non-Cyclical  (20.6%)
   Beverages  (2.4%)
                                             Coca-Cola Company            170
11,560
                                                 PepsiCo, Inc.            220
8,126

19,686
   Consumer Services  (1.8%)
                                   Galileo International, Inc.            100
4,900
                                   Service Corp. International            480
9,960

14,860
   Cosmetics  (1.5%)
                                           Avon Products, Inc.            220
11,948

   Food - Other  (2.4%)
                                Nabisco Holdings Corp. Class A            150
5,672
                                        Ralston Purina Company            290
8,845
                                       Wm. Wrigley Jr. Company             60
5,321

19,838

   Household Products  (3.1%)
                                     Colgate-Palmolive Company            140
$14,341
                                      Proctor & Gamble Company             90
8,443
                                            The Clorox Company             20
2,308

25,092
   Medical Supplies  (1.6%)
                                  American Home Products Corp.            220
13,420

   Pharmaceuticals  (7.8%)
                            Bristol-Myers Squibb Company, Inc.            260
16,525
                                                     CVS Corp.             60
2,858
                                             Johnson & Johnson             80
7,800
                                       Merck and Company, Inc.            100
7,025
                                                  Pfizer, Inc.            130
14,958
                                         Schering Plough Corp.            130
6,281
                                  Warner-Lambert Company, Inc.            120
8,153

63,600
  Energy  (4.0%)
   Oil Companies - Major  (2.3%)
                                                   Exxon Corp.             70
5,814
                                                   Mobil Corp.             40
4,190
                             Royal Dutch Petroleum Company ADR             50
2,934
                                                  Texaco, Inc.             70
4,393
                                                  Unocal Corp.             40
1,663

18,994
   Oil Drilling  (0.2%)
                                    Atlantic Richfield Company             20
1,679

   Oilfield Equipment and Services  (1.5%)
                                            Schlumberger, Ltd.            190
12,136

  Financial  (17.1%)
   Banks  (6.5%)
                                                Bank One Corp.            200
11,800
                                             BankAmerica Corp.            110
7,920
                                             First Union Corp.            110
6,093
                                                    MBNA Corp.            380
10,710
                                            State Street Corp.            190
16,625

53,148
   Diversified  (3.5%)
                                               Citigroup, Inc.            140
10,535
                                              First Data Corp.            260
11,034
                                   The CIT Group, Inc. Class A             80
2,600
                                         Wells Fargo & Company            100
4,319

28,488
   Insurance  (3.3%)
                                                   Aetna, Inc.            100
8,768
                                   AMBAC Financial Group, Inc.             50
3,019
                            American International Group, Inc.             80
9,395
                                   Hartford Life, Inc. Class A             50
2,616
                           Nationwide Financial Services, Inc.             70
3,246

27,044
   Real Estate  (0.5%)
                     Starwood Hotels & Resorts Worldwide, Inc.            110
4,036

   United States Government Agencies  (3.3%)
                              Federal Home Loan Mortgage Corp.            230
14,432
                         Federal National Mortgage Association            180
12,769

27,201
  Independent  (0.4%)
   Conglomerate
                                 Philip Morris Companies, Inc.            100
3,506

  Industrial  (4.4%)
   Diversified  (2.9%)
                                      General Electric Company            190
$20,045
                      Minnesota Mining & Manufacturing Company             40
3,560

23,605
   Pollution Control  (1.5%)
                                        Waste Management, Inc.            220
12,430

  Technology  (20.6%)
   Communications  (10.5%)
                                                    AT&T Corp.            261
13,181
                            AT&T Corp. - Liberty Media Group *            330
21,079
                                   Cablevision Systems Corp. *            100
7,737
                                         Cisco Systems, Inc. *            120
13,687
                                  Jacor Communications, Inc. *             60
4,815
                                     Lucent Technologies, Inc.            100
6,013
                                        MediaOne Group, Inc. *            140
11,419
                                              QUALCOMM, Inc. *             40
8,000

85,931
   Computers  (3.8%)
                                                   EMC Corp. *            100
10,893
                                                Excite, Inc. *             20
2,920
                         International Business Machines Corp.             30
6,276
                                      Sun Microsystems, Inc. *            150
8,972
                                              VeriSign, Inc. *             20
2,300

31,361
   Diversified  (0.4%)
                                      At Home Corp. Series A *             20
2,879

   Semiconductors  (1.0%)
                                                   Intel Corp.            130
7,954

   Software  (4.9%)
                                        America Online, Inc. *             50
7,137
                                     Automatic Data Processing             80
3,560
                                             Microsoft Corp. *            320
26,020
                                     Sterling Commerce, Inc. *            120
3,758

40,475
  Utilities  (4.0%)
   Electric  (2.1%)
                                               The AES Corp. *            350
$17,500

   Telephone  (1.9%)
                                          MCI WORLDCOM, Inc. *            190
15,616

Total Common Stock (cost $676,089)                                    730,766

                                                   Description      Principal
Value
SHORT-TERM SECURITIES  (11.5%)
  Repurchase Agreements
                                 State Street Bank & Trust ***
             3.750% Repurchase Agreement dated 4-30-1998 to be
             repurchased at $94,487 on 5-3-1999 (cost $94,460)        $94,460
$94,460

Total Investments (100.7%) (cost $770,549)                            825,226
Liabilities in Excess of Other Assets (-0.7%)                          (5,436)
Net Assets (100.0%)                                                  $819,790



April 30, 1999
SCHEDULE OF INVESTMENTS (unaudited)
IDEX C.A.S.E. GROWTH
                                                   Description          Shares
Value
COMMON STOCK  (97.9%)
  Consumer, Cyclical  (28.4%)
   Clothing/Fabric  (3.3%)
                                        Tommy Hilfiger Corp. *          3,800
$265,525

   Footwear  (6.9%)
                                               GENESCO, Inc. *         51,000
554,625

   Lodging  (2.6%)
                                     Prime Hospitality Corp. *         17,000
207,187

   Retailers - Apparel  (11.7%)
                                         Claire's Stores, Inc.         15,500
513,438
                                         Jones Apparel Group *         13,000
429,000

942,438
   Retailers - Broadline  (3.2%)
                                                 Kmart Corp. *         17,000
252,875

   Retailers - Specialty  (0.7%)
                                               CompUSA, Inc. *          7,800
54,600

  Consumer, Non-Cyclical  (9.4%)
   Healthcare  (1.7%)
                                              NovaCare, Inc. *         84,000
141,750

   Household Products  (2.1%)
                                      Proctor & Gamble Company          1,800
168,862

   Medical Supplies  (2.0%)
                                           Respironics, Inc. *         11,300
159,612

   Pharmaceuticals  (3.6%)
                                       Merck and Company, Inc.          3,000
210,750
                                  Warner-Lambert Company, Inc.          1,200
81,525

292,275
  Energy  (10.1%)
   Oil Drilling  (5.4)
                               Diamond Offshore Drilling, Inc.          6,000
198,375
                                        Noble Drilling Corp. *          9,500
186,438
                                     Transocean Offshore, Inc.          1,500
44,531

429,344
   Oilfield Equipment and Services  (4.7%)
                                           Halliburton Company          5,000
213,125
                                           SEACOR SMIT, Inc. *          2,500
132,344
                                 Trico Marine Services, Inc. *          4,400
34,925

380,394
  Financial  (8.2%)
   Banks  (3.5%)
                                                Bank One Corp.          1,600
94,400
                                             BankAmerica Corp.          2,600
187,200

281,600
   Diversified  (4.7%)
                                               Citigroup, Inc.          2,700
203,175
                                       Washington Mutual, Inc.          4,200
172,725

375,900
  Independent  (2.8%)
   Conglomerate
                                         U.S. Industries, Inc.         12,000
222,750

  Industrial  (3.6%)
   Diversified  (2.6%)
                                      General Electric Company          2,000
211,000

   Marine Transport  (1.0%)
                                   Halter Marine Group, Inc. *         12,600
76,387

  Technology  (30.4%)
   Communications  (13.0%)
                                                    AT&T Corp.          5,550
$280,275
                                     Lucent Technologies, Inc.          6,200
372,775
                                    Northern Telecom, Ltd. ADR          5,700
388,669

1,041,719
   Computers  (3.5%)
                                        Apple Computer, Inc. *          2,900
133,400
                                    Storage Technology Corp. *          7,600
146,775

280,175
   Diversified  (5.3%)
                                                 Ciena Corp. *         18,000
423,000

   Software  (8.6%)
                                          BMC Software, Inc. *          9,000
387,563
                                             Compuware Corp. *          6,500
158,437
                                    Network Associates, Inc. *          4,500
59,625
                          Structural Dynamics Research Corp. *          4,600
89,413

695,038
  Utilities  (5.0%)
   Telephone
                                          MCI WORLDCOM, Inc. *          4,900
402,719
Total Common Stock (cost $7,667,794)                                7,859,775


                                                   Description       Principal
Value
SHORT-TERM SECURITIES  (2.6%)
  Repurchase Agreements
                                 State Street Bank & Trust ***
   3.500% Repurchase Agreement dated 4-30-1999 to be
   repurchased at $206,673 on 5-3-1999 (cost $206,613)$206,613       $206,613

Total Investments (100.5%) (cost $7,874,407)                        8,066,388
Liabilities in Excess of Other Assets (-0.5%)                         (37,777)
Net Assets (100.0%)                                                $8,028,611



April 30, 1999
SCHEDULE OF INVESTMENTS (unaudited)
IDEX NWQ VALUE EQUITY
                                                   Description          Shares
Value
COMMON STOCK  (91.1%)
  Basic Materials  (6.4%)
   Chemicals
                                Air Products & Chemicals, Inc.          4,400
$206,800
                           E.I. du Pont de Nemours and Company          2,200
155,375
                                    Morton International, Inc.          8,500
343,188
                                                 Praxair, Inc.          6,000
310,500

1,015,863
  Consumer, Cyclical  (7.4%)
   Airlines  (1.2%)
                                         Delta Air Lines, Inc.          3,000
190,313

   Auto Parts and Equipment  (1.0%)
                             Delphi Automotive Systems Corp. *          8,000
155,500

   Broadcasting  (2.6%)
                                             Time Warner, Inc.          5,900
413,000

   Retailers - Apparel  (1.5%)
                           Federated Department Stores, Inc. *          5,400
252,112

   Retailers - Specialty  (1.1%)
                                      American Greetings Corp.          6,700
175,456

  Consumer, Non-Cyclical  (1.5%)
   Healthcare
                                 Columbia/HCA Healthcare Corp.          9,700
239,469

  Energy  (11.3%)
   Oil Companies - Major  (0.9%)
                           Union Pacific Resources Group, Inc.         10,000
140,000

   Oil Companies - Secondary  (1.2%)
                                          Ocean Energy, Inc. *         20,540
191,279

   Oil Drilling  (2.6%)
                                        Noble Affiliates, Inc.          3,400
109,012
                                        Noble Drilling Corp. *         11,900
233,538
                                     Transocean Offshore, Inc.          2,300
68,281

410,831
   Oilfield Equipment and Services  (6.6%)
                                       B.J. Services Company *          4,400
117,700
                                           Halliburton Company         14,000
596,750
                             Weatherford International, Inc. *         10,000
338,750

1,053,200
  Financial  (30.6%)
   Banks  (11.1%)
                                                Bank One Corp.          8,500
501,500
                                             BankAmerica Corp.          4,894
352,368
                                         Chase Manhattan Corp.          3,900
322,725
                                             First Union Corp.          7,600
420,850
                                   Fleet Financial Group, Inc.          4,000
172,250

1,769,693
   Diversified  (5.2%)
                                               Citigroup, Inc.          2,500
188,125
                           Countrywide Credit Industries, Inc.          3,500
158,594
                                         Wells Fargo & Company         11,300
488,019

834,738
   Insurance  (11.2%)
                                                   Aetna, Inc.          4,600
403,363
                                                Allstate Corp.          5,200
189,150
                                                   CIGNA Corp.          3,500
305,156
                                                   Loews Corp.          6,400
468,400
                                     Provident Companies, Inc.          4,500
177,187
                     Travelers Property Casualty Corp. Class A          7,000
241,500

1,784,756

   Securities Brokers  (1.1%)
                                  Bear Stearns Companies, Inc.          3,885
$181,137

   United States Government Agencies  (2.0%)
                         Federal National Mortgage Association          4,500
319,219

  Independent  (4.8%)
   Conglomerates
                                          Fortune Brands, Inc.          9,000
355,500
                                 Philip Morris Companies, Inc.         11,700
410,231

765,731
  Industrial  (13.2%)
   Electronic Components and Equipment  (4.7%)
                                      Emerson Electric Company          3,100
199,950
                                          Thomas & Betts Corp.          3,900
163,800
                                          W. W. Grainger, Inc.          3,800
190,713
                                      York International Corp.          4,700
193,875

748,338
   Heavy Construction  (4.9%)
                                                    Case Corp.          6,100
211,212
                                               Deere & Company          4,100
176,300
                                        Ingersoll-Rand Company          5,700
394,369

781,881
   Diversified  (0.8%)
                                       Cooper Industries, Inc.          2,800
135,450

   Pollution Control  (2.8%)
                                        Waste Management, Inc.          8,000
452,000

  Technology  (15.9%)
   Aerospace/Defense  (4.1%)
                                         Lockheed Martin Corp.          5,400
232,538
                                               Sunstrand Corp.          5,900
423,325

655,863
   Communications  (6.0%)
                            AT&T Corp. - Liberty Media Group *          3,000
191,625
                                        MediaOne Group, Inc. *          9,400
766,688

958,313
   Computers  (1.2%)
                                       Hewlett-Packard Company          2,500
197,187

   Office Equipment  (1.3%)
                                                   Xerox Corp.          3,400
199,750

   Semiconductors  (3.3%)
                                       Texas Instruments, Inc.          5,200
531,050

Total Common Stock (cost $13,080,790)
14,552,129

                                                   Description       Principal
Value
SHORT-TERM SECURITIES  (8.5%)
  Other Short-term Securities
                                        SSgA Money Market Fund
                      7-day yield of 4.600%  (cost $1,352,000)     $1,352,000
$1,352,000

Total Investments (99.6%) (cost $14,432,790)                       15,904,129
Other Assets in Excess of Liabilities (0.4%)                           63,739
Net Assets (100.0%)                                               $15,967,868



April 30, 1999
SCHEDULE OF INVESTMENTS (unaudited)
IDEX T. ROWE PRICE DIVIDEND GROWTH
                                                   Description          Shares
Value
COMMON STOCK  (81.2%)
  Basic Materials  (2.3%)
   Chemicals  (1.6%)
                                    Great Lakes Chemical Corp.            200
$9,562
                                                     RPM, Inc.            300
4,219

13,781
   Paper Products  (0.7%)
                                          Kimberly-Clark Corp.            100
6,131

  Consumer, Cyclical  (11.4%)
   Advertising  (1.1%)
                                           Omnicom Group, Inc.            130
9,425

   Auto Manufacturers  (0.5%)
                                         Genuine Parts Company            150
4,500

   Clothing/Fabric  (0.8%)
                                           Warnaco Group, Inc.            280
7,472

   Entertainment  (0.7%)
                                                Carnival Corp.             60
2,475
                                 Royal Caribbean Cruises, Ltd.             70
2,586
                                           Walt Disney Company             30
952

6,013
   Footwear  (0.7%)
                                            Nike, Inc. Class B            100
6,219

   Home Construction  (1.1%)
                                             The Stanley Works            150
4,566
                                                 Valspar Corp.            140
4,847

9,413
   Home Furnishings  (1.2%)
                                       Newell Rubbermaid, Inc.            230
10,911

   Lodging  (1.7%)
                                   Archstone Communities Trust            370
8,394
                                      Chelsea GCA Realty, Inc.            200
6,588

14,982
   Publishing  (0.9%)
                                               Tribune Company            100
8,344

   Retailers - Broadline  (0.9%)
                                    Family Dollar Stores, Inc.            320
7,720

   Retailers - Drug Based  (0.4%)
                                         Cardinal Health, Inc.             60
3,589

   Toys  (1.4%)
                                                  Hasbro, Inc.            280
9,555
                                                  Mattel, Inc.            120
3,105

12,660
  Consumer, Non-Cyclical  (18.9%)
   Beverages  (0.8%)
                                                 PepsiCo, Inc.            200
7,387

   Consumer Services  (4.4%)
                                 C.H. Robinson Worldwide, Inc.            200
5,988
                                   Galileo International, Inc.            300
14,700
                                               H&R Block, Inc.            180
8,662
                                         ServiceMaster Company            480
9,120

38,470
   Cosmetics  (0.6%)
                      International Flavors & Fragrances, Inc.            140
5,530

   Food - Other  (1.9%)
                                           General Mills, Inc.             50
$3,656
                                     McCormick & Company, Inc.            200
6,063
                                                Sara Lee Corp.            300
6,675

16,394
   Food Retailers  (2.0%)
                                       American Stores Company            270
8,522
                                       Richfood Holdings, Inc.            400
5,000
                                                   SYSCO Corp.            140
4,156

17,678
   Healthcare  (0.3%)
                            Nationwide Health Properties, Inc.            150
3,047

   Household Products  (0.7%)
                                     Colgate-Palmolive Company             60
6,146

   Medical Supplies  (2.1%)
                                     Abbott Laboratories, Inc.            170
8,234
                                  American Home Products Corp.            170
10,370

18,604
   Pharmaceuticals  (6.1%)
                            Bristol-Myers Squibb Company, Inc.            240
15,255
                                                     CVS Corp.            110
5,239
                                             Johnson & Johnson            110
10,725
                                       Merck and Company, Inc.            100
7,025
                                                  Pfizer, Inc.             50
5,753
                                         Schering Plough Corp.            100
4,831
                                  Warner-Lambert Company, Inc.             70
4,756

53,584
  Energy  (5.6%)
   Oil Companies - Major
                                            Amerada Hess Corp.            110
6,270
                                              BP Amoco PLC ADR            120
13,583
                                                 Chevron Corp.             60
5,985
                                                   Mobil Corp.            150
15,712
                             Royal Dutch Petroleum Company ADR            140
8,216

49,766
  Financial  (23.2%)
   Banks  (4.8%)
                                Bank of New York Company, Inc.            230
9,200
                                                Bank One Corp.            140
8,260
                                             BankAmerica Corp.             50
3,600
                                   Huntington Bancshares, Inc.             50
1,772
                                             Mellon Bank Corp.            120
8,917
                                            Mercantile Bancorp            100
5,700
                                                  U.S. Bancorp            140
5,189

42,638
   Diversified  (4.8%)
                                Associates First Capital Corp.            210
9,305
                                         Bank of America Corp.             20
1,440
                                               Citigroup, Inc.            160
12,040
                                                 Equifax, Inc.            100
3,594
                              Marsh & McLennan Companies, Inc.             30
2,297
                                         Wells Fargo & Company            320
13,820

42,496
   Insurance  (2.4%)
                                                     ACE, Ltd.            350
10,587
                                               PartnerRe, Ltd.            250
10,313

20,900

   Real Estate  (7.5%)
                                            Arden Realty, Inc.            250
$6,250
                                      Cousins Properties, Inc.            160
5,560
                           Crescent Real Estate Equities, Inc.            360
8,055
                          Manufactured Homes Communities, Inc.            260
6,581
                               Reckson Associates Realty Corp.            300
6,750
                     Starwood Hotels & Resorts Worldwide, Inc.            250
9,172
                                      Vornado Realty Trust SBI            120
4,680
                                                   Weeks Corp.            200
6,213
                                              XL Capital, Ltd.            220
13,351

66,612
   Securities Brokers  (1.2%)
                                Waddell & Reed Financial, Inc.            470
10,487

   United States Government Agencies  (2.5%)
                              Federal Home Loan Mortgage Corp.            120
7,530
                         Federal National Mortgage Association            200
14,188

21,718
  Independent  (2.8%)
   Conglomerates
                                            AlliedSignal, Inc.            260
15,275
                                 Philip Morris Companies, Inc.            280
9,818

25,093
  Industrial  (5.8%)
   Building Materials  (1.0%)
                                                   Masco Corp.            310
9,106

   Diversified  (3.0%)
                                      General Electric Company             40
4,220
                                                ProLogis Trust            640
13,440
                                                 Raychem Corp.            150
3,966
                                               Tomkins PLC ADR             25
437
                                                 Tomkins PLC +          1,100
4,644

26,707
   Technology  (0.1%)
                                                 Danaher Corp.             10
664

   Pollution Control  (0.9%)
                                  Rentokil Initial Group PLC +          1,300
7,584

   Railroads  (0.8%)
                                        Norfolk Southern Corp.            220
7,191

  Technology  (7.8%)
   Aerospace/Defense  (0.5%)
                                      Raytheon Company Class B             60
4,215

   Communications  (2.0%)
                                      SBC Communications, Inc.            310
17,360

   Computers  (1.5%)
                                       Hewlett-Packard Company            170
13,409

   Diversified  (1.9%)
                                                     DQE, Inc.            200
8,237
                                                Teleflex, Inc.            200
8,713

16,950
   Industrial  (0.7%)
                                                  Hubbel, Inc.            130
6,216

   Semiconductors  (0.1%)
                                       Linear Technology Corp.             20
1,138

   Software  (1.1%)
                                     Automatic Data Processing            100
4,450
                                   Reynolds & Reynolds Company            240
5,475

9,925

  Utilities  (3.4%)
   Electric  (1.3%)
   DPL, Inc.                                              200          $3,575
   NiSource Inc.                                          140           3,885
   TECO Energy, Inc.                                      170           3,623

11,083
   Telephone  (2.1%)
   ALLTEL Corp.                                           160          10,790
   GTE Corp.                                              120           8,033

18,823

Total Common Stock (cost $675,785)                                    718,081

   Description                                       Principal           Value
SHORT-TERM SECURITIES  (17.5%)
  Other Short-term Securities
   T. Rowe Price Reserve Investment Fund
   7-day yield of 5.016%                              $80,000         $80,000
   SSgA Money Market Fund
   7-day yield of 4.600%                               75,000          75,000

Total Short-Term Securities (cost $155,000)                           155,000

Total Investments (98.7%) (cost $830,785)                             873,081


                                                   Description
Value
   UNREALIZED LOSS ON FORWARD FOREIGN
   CURRENCY CONTRACTS (0.0%) @
  B                                                           351  British Pound
5-4-1999                                                   Buy            $(4)

Other Assets in Excess of Liabilities (1.3%)                           11,062
Net Assets (100.0%)                                                  $884,139



April 30, 1999
SCHEDULE OF INVESTMENTS (unaudited)
IDEX DEAN ASSET ALLOCATION
                                                   Description          Shares
Value
COMMON STOCK  (51.5%)
  Basic Materials  (1.2%)
   Mining - Diversified
                        Potash Corp. of Saskatchewan, Inc. ADR          7,000
$423,500

  Consumer, Cyclical  (5.1%)
   Auto Manufacturers  (1.4%)
                                            Ford Motor Company          8,000
511,500

   Home Construction  (1.2%)
                                           Clayton Homes, Inc.         39,062
434,565

   Restaurants  (2.5%)
                             Tricon Global Restaurants, Inc. *         14,000
901,250

  Consumer, Non-Cyclical  (3.9%)
   Consumer Services  (2.9%)
                                             Convergys Corp. *         30,000
558,750
                                             Storage USA, Inc.         15,000
481,875

1,040,625
   Healthcare  (1.0%)
                                 Columbia/HCA Healthcare Corp.         15,000
370,313

  Energy  (4.6%)
   Oil Companies - Major  (0.9%)
                                                  Texaco, Inc.          5,000
313,750

   Oil Drilling  (2.1%)
                               Diamond Offshore Drilling, Inc.         22,500
743,905

   Oilfield Equipment and Services  (1.6%)
                                               Tidewater, Inc.         22,500
596,250

  Financial  (21.2%)
   Banks  (3.2%)
                                                Bank One Corp.         10,000
590,000
                                         Chase Manhattan Corp.          6,800
562,700

1,152,700
   Diversified  (1.2%)
                           Countrywide Credit Industries, Inc.         10,000
453,125

   Insurance  (11.3%)
                                                   AFLAC, Inc.         14,000
759,500
                                                Allstate Corp.         25,000
909,375
                                   AMBAC Financial Group, Inc.         10,000
603,750
                                                 Conseco, Inc.         24,748
781,108
                                Frontier Insurance Group, Inc.         20,000
276,250
                                         MGIC Investment Corp.         15,000
728,438

4,058,421
   Real Estate  (2.7%)
                                 Duke Realty Investments, Inc.         20,000
470,000
                                    Simon Property Group, Inc.         17,500
502,031

972,031
   United States Government Agencies  (2.8%)
                              Federal Home Loan Mortgage Corp.          8,000
502,000
                         Federal National Mortgage Association          7,000
496,563

998,563
  Independent  (2.4%)
   Conglomerate
                                 Philip Morris Companies, Inc.         25,000
876,563

  Industrial  (2.1%)
   Heavy Construction  (0.9%)
                                             Caterpillar, Inc.          5,000
321,875

   Diversified  (1.2%)
                      Minnesota Mining & Manufacturing Company          5,000
$445,000

  Technology  (8.6%)
   Aerospace/Defense  (1.8%)
                                      Raytheon Company Class B          9,000
632,250

   Communications  (4.3%)
                                                    AT&T Corp.         20,000
1,010,000
                                         ECI Telecom, Ltd. ADR         15,000
553,125

1,563,125
   Computers  (2.5%)
                                 Miami Computer Supply Corp. *         15,000
279,375
                                                   NCR Corp. *         15,000
615,000

894,375
  Utilities  (2.4%)
   Electric  (2.1%)
                                                     DPL, Inc.         25,000
446,875
                                              Southern Company         12,000
324,750

771,625
   Telephone  (0.3%)
                                                  Sprint Corp.          2,500
105,938
Total Common Stock (cost $15,924,073)                              18,581,249

NON-CONVERTIBLE PREFERRED STOCK  (3.4%)
  Consumer, Cyclical
   Broadcasting
                          News Corp., Ltd. ADR (cost $788,713)         40,000
1,222,500

                                                   Description      Principal
Value
NON-CONVERTIBLE CORPORATE BONDS  (13.7%)
  Basic Materials  (2.8%)
   Chemicals
                           E.I. du Pont de Nemours and Company
     6.500% 9-1-2002                               $1,000,000      $1,020,000

  Financial  (8.3%)
   Diversified  (5.5%)
                     Commercial Credit Company 6.500% 8-1-2004      1,000,000
1,010,000
                                    PHH Corp. 7.020% 11-9-2001      1,000,000
981,250

1,991,250
   Securities Brokers  (2.8%)
                Merrill Lynch & Company, Inc. 6.020% 5-11-2001      1,000,000
1,005,000

  Utilities  (2.6%)
   Electric
              Washington Water Power Company 5.990% 12-10-2007      1,000,000
951,250

Total Non-Convertible Corporate Bonds (cost $5,011,301)             4,967,500

LONG-TERM GOVERNMENT BONDS  (24.0%)
  United States Government Agencies  (16.8%)
                                        Federal Home Loan Bank
                                              5.500% 7-14-2000      1,000,000
1,003,350
                                              5.620% 2-25-2004      1,000,000
985,860
                                              6.100% 4-29-2004      1,000,000
1,000,000
                          Federal National Mortage Assocoation
                                              5.250% 1-15-2003      1,000,000
990,000
                                              5.625% 3-15-2001      1,000,000
1,006,160
                                               6.970% 9-4-2007      1,000,000
1,033,080

6,018,450
  United States Government Securities  (7.2%)
                                                Treasury Notes
                                              5.875% 2-15-2004      1,000,000
1,025,430
                                             6.000% 10-15-1999        500,000
502,835
                                              6.500% 1-15-2006      1,000,000
1,064,810

2,593,075

Total Long-Term Government Bonds (cost $8,586,871)
8,611,525

SHORT-TERM SECURITIES  (7.0%)
  Commercial Paper  (5.5%)
                   Eagle Funding Capital Corp. 4.850% 5-5-1999     $1,500,000
$1,499,192
                         Gotham Funding Corp. 4.910% 5-19-1999        500,000
498,772

1,997,964
  Repurchase Agreements  (1.5%)
                                 State Street Bank & Trust ***
3.500% Repurchase Agreement dated 4-30-1999
to be repurchased at $535,648 on 5-3-1999             535,492         535,492

Total Short-Term Securities (cost $2,533,456)                       2,533,456

Total Investments (99.6%) (cost $32,844,414)                       35,916,230
Other Assets In Excess of Liabilities (0.4%)                          148,076
Net Assets (100.0%)                                               $36,064,306



April 30, 1999
SCHEDULE OF INVESTMENTS (unaudited)
IDEX LKCM STRATEGIC TOTAL RETURN
                                                   Description          Shares
Value
COMMON STOCK  (64.6%)
  Basic Materials  (1.2%)
   Paper Products
                                          Kimberly-Clark Corp.         11,000
$674,437

  Consumer, Cyclical  (8.6%)
   Advertising  (2.3%)
                                             Harte-Hanks, Inc.         31,000
782,750
                                       Outdoor Systems, Inc. *         20,000
503,750

1,286,500
   Broadcasting  (2.4%)
                                                   CBS Corp. *         29,700
1,353,206

   Consumer Electronics  (1.4%)
                                                   Tandy Corp.         11,000
796,812

   Publishing  (1.1%)
                                               A.H. Belo Corp.         27,600
596,850

   Retailers - Drug Based  (1.4%)
                                         Cardinal Health, Inc.         14,250
852,328

  Consumer, Non-Cyclical  (17.8%)
   Beverages  (1.2%)
                                                 PepsiCo, Inc.         19,000
701,813

   Consumer Services  (0.6%)
                              ITT Educational Services, Inc. *         15,000
368,437

   Cosmetics  (1.3%)
                                          The Gillette Company         14,000
730,625

   Food - Other  (1.6%)
                                            U.S. Foodservice *         22,000
925,375

   Household Products  (3.6%)
                                     Colgate-Palmolive Company          9,000
921,938
                                      Proctor & Gamble Company         12,000
1,125,750

2,047,688
   Medical Supplies  (3.3%)
                                  American Home Products Corp.         14,000
854,000
                                  Sybron International Corp. *         36,000
996,750

1,850,750
   Pharmaceuticals  (6.2%)
                                               Covance, Inc. *         31,500
691,031
                                      Pharmacia & Upjohn, Inc.         20,000
1,120,000
                                         Schering Plough Corp.         10,000
483,125
                                    SmithKline Beecham PLC ADR         12,000
788,250
                                  Warner-Lambert Company, Inc.          6,000
407,625

3,490,031
  Energy  (5.2%)
   Oil Companies - Major  (2.8%)
                                              BP Amoco PLC ADR          6,616
748,849
                                                   Exxon Corp.         10,000
830,625

1,579,474
   Oil Drilling  (1.2%)
                                    Atlantic Richfield Company          8,000
671,500

   Oilfield Equipment and Services  (1.2%)
                                            Schlumberger, Ltd.         11,000
702,625

  Financial  (14.3%)
   Banks  (2.6%)
                                      Compass Bancshares, Inc.         31,000
844,750
                                             Mellon Bank Corp.          8,300
616,794

1,461,544

   Diversified  (4.3%)
                                Associates First Capital Corp.         16,000
$709,000
                                   The CIT Group, Inc. Class A         26,000
845,000
                                         Wells Fargo & Company         21,000
906,938

2,460,938
   Insurance  (4.6%)
                                        American General Corp.         12,000
888,000
                            American International Group, Inc.         10,534
1,237,122
                                           PartnerRe, Ltd. ADR         12,000
495,000

2,620,122
   Real Estate  (2.1%)
                           Crescent Real Estate Equities, Inc.         18,000
402,750
                     Starwood Hotels & Resorts Worldwide, Inc.         21,000
770,438

1,173,188
   United States Government Agencies  (0.7%)
                         Federal National Mortgage Association          5,600
397,250

  Independent  (0.6%)
   Conglomerate
                                 Philip Morris Companies, Inc.          9,000
315,563

  Industrial  (5.9%)
   Diversified  (3.8%)
                                      General Electric Company         10,000
1,055,000
                                      Tyco International, Ltd.         13,400
1,088,750

2,143,750
   Pollution Control  (2.1%)
                                        Waste Management, Inc.         21,000
1,186,500

  Technology  (7.0%)
   Communications  (3.5%)
                                                Motorola, Inc.         13,000
1,041,625
                                    Northern Telecom, Ltd. ADR         14,000
954,625

1,996,250
   Computers  (1.8%)
                                       Hewlett-Packard Company         12,850
1,013,545

   Software  (1.7%)
                                          BMC Software, Inc. *          8,000
344,000
                                             Microsoft Corp. *          7,600
617,500

961,500
  Utilities  (4.0%)
   Telephone
                                                  ALLTEL Corp.         16,600
1,119,463
                                          MCI WORLDCOM, Inc. *         13,549
1,113,558

2,233,021

Total Common Stock (cost $27,947,664)
36,591,622

CONVERTIBLE PREFERRED STOCK  (1.1%)
  Consumer, Non-Cyclical
   Cosmetics
                  Estee Lauder Companies, Inc. (cost $497,232)          7,200
633,600

                                                   Description      Principal
Value
CONVERTIBLE CORPORATE BONDS  (3.5%)
  Consumer, Cyclical  (1.4%)
   Publishing  (0.5%)
                                              Tribune Company          $1,860
$274,815

   Retailers - Specialty  (0.9%)
                             Home Depot, Inc. 3.250% 10-1-2001        200,000
504,750

  Energy  (2.1%)
   Oil Drilling
                      Nabors Industries, Inc. 5.000% 5-15-2006      1,000,000
1,178,750

Total Convertible Corporate Bonds (cost $1,527,046)                 1,958,315

  NON-CONVERTIBLE CORPORATE BONDS  (21.8%)
  Consumer, Non-Cyclical  (2.0%)
                                     Consumer Services  (1.0%)
                 Service Corp. International 6.000% 12-15-2005       $600,000
$567,000

                                    Household Products  (1.0%)
                     Procter & Gamble Company 5.250% 9-15-2003        600,000
588,000

  Financial  (5.6%)
                                                 Banks  (2.3%)
                                      Citicorp 7.000% 7-1-2007        575,000
597,906
               First Bank National Association 6.875% 4-1-2006        500,000
513,125
                  J.P. Morgan & Company, Inc. 7.625% 9-15-2004        200,000
211,500

1,322,531
                                           Diversified  (2.6%)
            Associates Corp. of North America 6.200% 5-16-2005        600,000
594,432
                            Nationsbank Corp. 6.500% 3-15-2006        678,000
678,000
                      Norwest Financial, Inc. 7.000% 1-15-2003        200,000
207,000

1,479,432
                                             Insurance  (0.7%)
                  Hartford Life, Inc. Class A 6.900% 6-15-2004        400,000
410,000

  Industrial  (4.1%)
                   Electronic Components and Equipment  (2.3%)
                        Kent Electronics Corp. 4.500% 9-1-2004      1,075,000
804,906
                         Thomas & Betts Corp. 6.500% 1-15-2006        525,000
525,000

1,329,906
                                           Diversified  (1.1%)
                                Dexter Corp. 9.250% 12-15-2016         15,000
15,585
              Tyco International Group SA ADR 6.375% 6-15-2006        600,000
603,750

619,335
                             Other Industrial Services  (0.4%)
                                 Olsten Corp. 7.000% 3-15-2003        250,000
244,060

                                             Railroads  (0.3%)
                          Union Pacific Corp. 8.500% 1-15-2017         41,000
42,435
                          Union Pacific Corp. 7.375% 5-15-2001        100,000
102,250

144,685
  Technology  (4.4%)
                                     Aerospace/Defense  (1.5%)
                         Lockheed Martin Corp.7.450% 6-15-2004        300,000
315,750
                             Raytheon Company 6.500% 7-15-2005        520,000
526,500

842,250
                                        Communications  (2.9%)
                Airtouch Communications, Inc. 7.000% 3-15-2009        500,000
515,625
                                   AT&T Corp. 6.000% 3-15-2009        500,000
488,125
                    Lucent Technologies, Inc. 6.900% 7-15-2001        600,000
616,500

1,620,250
Utilities  (5.7%)
                                              Electric  (2.3%)
   Florida Power & Light Company 7.875% 1-1-2013      400,000         418,500
   Interstate Power Company 8.625% 9-15-2021          175,000         186,813
   Kentucky Utilities Company 8.550% 5-15-2027        250,000         262,188
   Old Dominion Electric Co-op 8.760% 12-1-2022       375,000         418,125

1,285,626
                                                   Gas  (0.3%)
   Southwest Gas Corp. 7.500% 8-1-2006                                150,000
160,123

                                             Telephone  (3.1%)
   ALLTEL Corp. 7.250% 4-1-2004                                       400,000
419,000
   GTE Hawaiian Telephone Company, Ltd. 6.750% 2-15-2005 500,000      510,625
   GTE Hawaiian Telephone Company, Ltd. 7.375% 9-1-2006225,000        238,500
   New York Telephone Company 6.000% 4-15-2008        600,000         587,250

1,755,375

Total Non-Convertible Corporate Bonds (cost $12,598,463)           12,368,573

  LONG-TERM GOVERNMENT BONDS  (4.8%)
   United States Government Securities
                                                Treasury Notes
                                              6.250% 2-28-2002       $300,000
$308,232
                                              6.375% 5-15-2000        475,000
481,821
                                              6.375% 3-31-2001        625,000
639,169
                                              6.375% 9-30-2001        650,000
667,934
                                              6.500% 5-31-2001        625,000
641,875
Total Long-Term Government Bonds (cost $2,694,495)                  2,739,031

SHORT-TERM SECURITIES  (4.4%)
Repurchase Agreements
   State Street Bank & Trust ***
3.500% Repurchase Agreement dated 4-30-1999 to be re-
purchased at $2,502,325 on 5-3-1999 (cost $2,501,595)2,501,595      2,501,595


Total Investments (100.2%) (cost $47,766,495)                      56,792,736
Liabilities in Excess of Other Assets (-0.2%)                         (99,832)
Net Assets (100.0%)                                               $56,692,904



April 30, 1999
SCHEDULE OF INVESTMENTS (unaudited)
IDEX JCC BALANCED
                                                   Description          Shares
Value
COMMON STOCK  (29.3%)
  Consumer, Cyclical  (9.8%)
   Airlines  (0.1%)
                                    Ryanair Holdings PLC ADR *          1,460
$64,605

   Broadcasting  (6.3%)
                                 Comcast Corp. Special Class A         33,247
2,181,834
                                   Heftel Broadcasting Corp. *          8,905
479,757
                                 Infinity Broadcasting Corp. *         23,005
636,951
                              Univision Communications, Inc. *         22,675
1,312,316
                                        Viacom, Inc. Class B *         46,670
1,893,052
                                         Viacom, Inc. Warrants         23,290
326,060

6,829,970
   Entertainment  (1.4%)
                                                Carnival Corp.         10,885
449,006
                                 Royal Caribbean Cruises, Ltd.         28,485
1,052,165

1,501,171
   Publishing  (0.4%)
                                                Meredith Corp.         11,055
405,580

   Retailers - Broadline  (0.4%)
                                          Price / Costco, Inc.          6,710
542,671

   Retailers - Specialty  (1.2%)
                                            Amazon.com, Inc. *          1,665
286,380
                                                  eBay, Inc. *          4,920
1,023,360

1,309,740
  Consumer, Non-Cyclical  (3.1%)
   Beverages  (0.5%)
                                                 Heineken NV +         10,690
537,048

   Consumer Services  (0.2%)
                             Robert Half International, Inc. *         10,765
257,014

   Medical Supplies  (0.8%)
                                                Allergan, Inc.          2,860
257,043
                                            Bausch & Lomb Inc.          8,045
603,375

860,418
   Pharmaceuticals  (1.6%)
                                                  Pfizer, Inc.          5,815
669,088
                                      Pharmacia & Upjohn, Inc.         15,200
851,200
                                         Schering Plough Corp.          3,660
176,824

1,697,112
  Energy  (1.1%)
   Oilfield Equipment and Services
                                                   Enron Corp.         15,720
1,182,930

  Financial  (8.7%)
   Banks  (2.9%)
                                Bank of New York Company, Inc.         31,815
1,272,600
                                           Carolin First Corp.          8,975
241,203
                                                 Firstar Corp.          9,600
288,600
                                              M & T Bank Corp.            590
329,810
                                  Mutual Risk Management, Ltd.         10,680
415,185
                                          Northern Trust Corp.          6,015
557,891

3,105,289
   Insurance  (2.0%)
                                             Progressive Corp.          7,810
1,120,735
                            Reinsurance Group of America, Inc.         15,155
647,876
                              StanCorp Financial Group, Inc. *         16,415
394,986

2,163,597
   Securities Brokers  (3.5%)
                             Affiliated Managers Group, Inc. *         13,765
400,045
                                          Charles Schwab Corp.         31,338
3,439,346

3,839,391
   United States Government Agencies  (0.3%)
                         Federal National Mortgage Association          4,540
322,056

  Industrial  (0.6%)
   Electronic Components and Equipment
                                                Dionex Corp. *         16,495
$676,295

  Technology  (6.0%)
   Communications  (1.8%)
                            AT&T Corp. - Liberty Media Group *          8,655
552,838
                                         Cisco Systems, Inc. *         12,727
1,451,674

2,004,512
   Computers  (0.8%)
                                         Dell Computer Corp. *          6,250
257,031
                                                 Paychex, Inc.         11,685
595,205

852,236
   Industrial  (0.2%)
                                                    IMS HEALTH          9,570
287,100

   Semiconductors  (2.1)
                                       Linear Technology Corp.         15,380
874,738
                             Maxim Integrated Products, Inc. *         15,310
857,360
                                       Texas Instruments, Inc.          5,255
536,667

2,268,765
   Software  (1.1%)
                            Bell Technologies, Inc. Warrants *             97
1,528
                                             Microsoft Corp. *         11,290
917,312
                                    Wind River Systems, Inc. *         17,197
257,955

1,176,795
Total Common Stock (cost $22,236,188)
31,884,295

CONVERTIBLE PREFERRED STOCK  (15.1%)
  Consumer, Cyclical  (3.2%)
   Auto Parts and Equipment  (0.7%)
                                           Federal-Mogul Corp.         14,757
796,878

   Broadcasting  (1.8%)
                                 Adelphia Communications Corp.         10,000
2,000,000

   Entertainment  (0.7%)
                        Royal Caribbean Cruises, Ltd. Series A          6,500
746,720

  Technology  (6.2%)
   Communications  (5.2%)
                            Cox Communications, Inc. STRYPES *         24,350
1,527,963
                                          MediaOne Group, Inc.         16,248
2,615,927
                 MediaOne Group, Inc. (Convertible to Airtouch          6,780
543,248
                 Communications, Inc. Common Stock  8/15/2001)
                                Qwest Trends Trust Series 144A         14,420
1,027,425

5,714,563
   Diversified  (0.6%)
                                            Nokia Corp. OY ADR          8,550
634,303

   Software  (0.4%)
                                                  PSINet, Inc.          8,250
421,781

  Utilities  (5.7%)
   Electric
                                      Houston Industries, Inc.         52,325
6,174,350
Total Convertible Preferred Stock (cost $12,974,688)               16,488,595

                                                   Description      Principal
Value
CONVERTIBLE CORPORATE BONDS  (9.0%)
  Consumer, Cyclical  (3.1%)
   Broadcasting  (0.7%)
                            Time Warner, Inc. 8.110% 8-15-2006       $650,000
$712,562

   Retailers - Specialty  (2.4%)
                         Amazon.com, Inc. 144A 4.750% 2-1-2009        990,000
1,251,113
                             Home Depot, Inc. 3.250% 10-1-2001        560,000
1,413,300

2,664,413

  Industrial  (0.2%)
   Other Industrial Services
                  Athena Neurosciences, Inc. 4.750% 11-15-2004       $161,000
$167,037

  Technology  (5.7%)
   Communications  (1.5%)
                     COLT Telecom Group PLC + 2.000% 3-29-2006        913,000
967,179
                               NTL, Inc. 144A 0.000% 4-15-2009        435,000
621,507

1,588,686
   Computers  (0.7%)
                    Citrix Systems, Inc. 144A 0.000% 3-22-2019      2,133,000
805,207

   Diversified  (2.4%)
                   Exodus Communications 144A 5.000% 3-15-2006      1,255,000
2,571,181

   Software  (1.1%)
                 MindSpring Enterprises, Inc. 5.000% 4-15-2006        846,000
899,933
                       VERITAS Software Corp. 5.250% 11-1-2004        200,000
358,500

1,258,433

Total Convertible Corporate Bonds (cost $7,941,399)                 9,767,519

NON-CONVERTIBLE CORPORATE BONDS  (34.2%)
  Consumer, Cyclical  (10.4%)
   Advertising  (0.0%)
                           R.H. Donnelley Corp. 9.125%6-1-2008         35,000
37,144

   Auto Parts and Equipment  (0.9%)
                    Federal-Mogul Corp. 144A  7.375% 1-15-2006        500,000
489,375
                    Federal-Mogul Corp. 144A  7.500% 1-15-2009        530,000
518,075

1,007,450
   Broadcasting  (4.5%)
                            Classic Cable 144A 9.875% 8-1-2008        200,000
213,000
                        Galaxy Telecom, Ltd. 12.375% 10-1-2005        800,000
892,000
                Paramount Communications, Inc. 8.250% 8-1-2022        316,000
330,615
              Paramount Communications, Inc. 7.500% 7-15-2023         753,000
731,351
                                  Viacom, Inc. 7.750% 6-1-2005      2,524,000
2,675,440
                                 Viacom, Inc. 7.625% 1-15-2006         41,000
43,255

4,885,661
   Casinos  (0.5%)
                       Station Casinos, Inc. 10.125% 3-15-2006        115,000
122,475
                        Station Casinos, Inc. 8.875% 12-1-2008        385,000
398,475

520,950
   Entertainment  (1.1%)
               Royal Caribbean Cruises, Ltd. 7.000% 10-15-2007        800,000
793,388
                Royal Caribbean Cruises, Ltd. 6.750% 3-15-2008        400,000
391,913

1,185,301
   Lodging  (0.3%)
                      Hard Rock Hotel & Casino 9.250% 4-1-2005        177,000
169,477
                                HMH Properties 7.875% 8-1-2008        175,000
169,313

338,790
   Publishing  (2.5%)
                   Frontier Vision Partners 11.000% 10-15-2006        500,000
561,250
                 Lenfest Communications, Inc. 8.250% 2-15-2008        500,000
535,625
                                Mediacom, LLC 8.500% 4-15-2008        500,000
511,250
                            News America, Inc. 6.625% 1-9-2008        500,000
500,625
            Rifkin Acquisition Partners, LLP 11.125% 1-15-2006        500,000
568,125

2,676,875
   Restaurants  (0.1%)
              Tricon Global Restaurants, Inc. 7.450% 5-15-2005         27,000
27,507
              Tricon Global Restaurants, Inc. 7.650% 5-15-2008        131,000
135,421

162,928
   Retailers - Broadline  (0.5%)
                              Fred Meyer, Inc. 7.450% 3-1-2008        500,000
523,750

  Consumer, Non-Cyclical  (0.8%)
   Beverages  (0.3%)
               Anheuser-Busch Companies, Inc. 5.650% 9-15-2008        300,000
291,750

   Food Retailers  (0.1%)
                      Marsh Supermarkets, Inc. 8.875% 8-1-2007        $59,000
$62,245

   Household Products  (0.4%)
                     Procter & Gamble Company 5.250% 9-15-2003        500,000
490,000

  Energy  (0.3%)
   Oilfield Equipment and Services
                                   Enron Corp. 6.750% 8-1-2009        300,000
303,000

  Financial  (9.6%)
   Banks  (1.4%)
                         Bank of Boston Corp. 6.625% 12-1-2005        200,000
202,500
                    First Union National Bank 5.800% 12-1-2008        500,000
477,500
              General Motors Acceptance Corp. 5.850% 1-14-2009        345,000
329,906
                              Wachovia Corp. 5.625% 12-15-2008        500,000
473,125

1,483,031
   Diversified  (6.7%)
            Associates Corp. of North America 5.600% 1-15-2001        400,000
400,000
                          Charter Communications Holdings 144A
      8.625% 4-1-2009                               3,000,000       3,075,000
                      Ford Motor Credit Corp. 5.800% 1-12-2009        845,000
808,031
            International Lease Finance Corp.5.750% 12-15-1999        400,000
401,400
             Newcourt Credit Group, Inc. 144A 6.875% 2-16-2005      1,150,000
1,174,438
                            ONO Finance PLC + 13.000% 5-1-2009        350,000
370,177
                             SunAmerica, Inc. 6.750% 10-1-2007      1,000,000
1,040,000

7,269,046
   Insurance  (1.1%)
                                  AFLAC, Inc. 6.500% 4-15-2009        500,000
492,500
                             Progressive Corp. 6.625% 3-1-2029        768,000
731,520

1,224,020
   Securities Brokers  (0.4%)
   1,030,000   Merrill Lynch & Company, Inc. 6.375% 10-15-2008        500,000
498,125

  Industrial  (2.5%)
   Electronic Components and Equipment  (0.4%)
                             MTS Systems Corp. 9.375% 5-1-2005        428,000
391,620

   Diversified  (2.1%)
             Tyco International Group SA 144A 6.125% 1-15-2009      2,033,000
1,979,634
             Tyco International Group SA 144A 6.125% 11-1-2008        344,000
335,400

2,315,034
  Technology  (10.1%)
   Communications  (7.8%)
               Adelphia Communications Corp. 10.500% 7-15-2004        655,000
731,963
               Adelphia Communications Corp.  9.250% 10-1-2002        905,000
954,775
                Adelphia Communications Corp. 7.875% 1-15-2009      2,000,000
2,005,000
                   Bresnan Communications 144A 8.000% 2-1-2009        340,000
349,350
                        Hyperion Telecommunications, Inc. 144A
     12.000% 11-1-2007                                500,000         526,250
               Intermedia Communications, Inc. 8.600% 6-1-2008         56,000
56,000
                      Intermedia Communications, Inc. Series B
     8.500% 1-15-2008                                 153,000         152,235
                       Jones Intercable, Inc. 7.625% 4-15-2008        500,000
533,750
                   Lucent Technologies, Inc. 5.500% 11-15-2008        500,000
477,500
           Metropolitan Fiber Network, Inc. 10.000% 11-15-2008        100,000
108,250
                            NEXTLINK Communications, Inc. 144A
     10.750% 11-15-2008                               250,000         268,750
                                  NTL, Inc. + 0.000% 4-15-2009        920,000
902,549
                                  Orange PLC + 8.000% 8-1-2008        809,000
831,247
                      Qwest Communications International, Inc.
     10.875% 4-1-2007                                 111,000         128,066
                               WorldCom, Inc. 6.400% 8-15-2005        500,000
503,750

8,529,435
   Computers  (0.7%)
                          Dell Computer Corp. 6.550% 4-15-2008        400,000
401,500
                         International Business Machines Corp.
      5.375% 2-1-2009                                 400,000         378,500

780,000
   Diversified  (0.3%)
                        Exodus Communications 11.250% 7-1-2008        249,000
273,278

   Software  (1.3%)
                        America Online, Inc. 4.000% 11-15-2002       $100,000
$1,070,340
                       Aspen Technology, Inc. 5.250% 6-15-2005        450,000
257,062
                                 Globix Corp. 13.000% 5-1-2005         97,000
98,698

1,426,100
  Utilities  (0.5%)
   Telephone
                         McLeodUSA, Inc. 144A 9.250% 7-15-2007        320,000
336,800
                         McLeodUSA, Inc. 144A 8.125% 2-15-2009        155,000
153,838

490,638

Total Non-Convertible Corporate Bonds (cost $36,616,855)           37,166,171

LONG-TERM GOVERNMENT BONDS  (7.7%)
  United States Government Securities
                                                Treasury Notes
                                             4.750% 11-15-2008      3,300,000
3,151,467
                                              5.625% 2-28-2001        200,000
201,826
                                              5.625% 5-15-2008      2,750,000
2,788,032
                                             5.875% 11-15-1999        200,000
201,136
                                              6.000% 6-30-1999        150,000
150,371
                                              6.000% 8-15-2000        575,000
581,958
                                              6.125% 8-15-2007        400,000
417,792
                                              6.625% 4-30-2002        500,000
519,505
                                              6.625% 5-15-2007        300,000
322,893

Total Long-Term Government Bonds (cost $8,424,695)                  8,334,980


Commercial Paper  (3.9%)
   Household Finance Company 4.880% 5-3-1999       $4,300,000      $4,298,835

Repurchase Agreements  (0.1%)
   State Street Bank & Trust ***
   3.500% Repurchase Agreement dated 4-30-1999
   to be repurchased at $95,272 on 5-3-1999            95,244          95,244


4,394,079


108,035,639

   Notional
   Amount  Description                                                  Value
UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
CURRENCY CONTRACTS (0.0%) @
  B                           290,000 British Pound 10-21-1999            Sell
$1,860
  E                               350,000 Euro Dollar 5-6-1999             Buy
(1,460)

Total Unrealized Net Gain on Forward Foreign
Currency Contracts                                                        400


761,826

$108,797,865



April 30, 1999
SCHEDULE OF INVESTMENTS (unaudited)
IDEX JCC FLEXIBLE INCOME
                                                   Description       Principal
Value
NON-CONVERTIBLE CORPORATE BONDS  (73.9%)
  Consumer, Cyclical  (22.1%)
   Auto Parts and Equipment  (1.0%)
                     Federal-Mogul Corp. 144A 7.500% 1-15-2009       $250,000
$244,375

   Broadcasting  (6.1%)
                       Chancellor Media Corp. 9.000% 10-1-2008        110,000
117,700
            EchoStar Communications Corp. 144A 9.375% 2-1-2009        175,000
182,438
                     TCI Communications, Inc. 6.875% 2-15-2006        400,000
415,500
                            Time Warner, Inc. 8.180% 8-15-2007        750,000
831,562

1,547,200
   Casinos  (2.2%)
                        Isle of Capri Casinos 8.750% 4-15-2009        250,000
248,750
                        Station Casinos, Inc. 8.875% 12-1-2008         50,000
51,750
                            Venetian Casino 12.250% 11-15-2004        250,000
264,375

564,875
   Entertainment  (1.2%)
                          Walt Disney Company 6.750% 3-30-2006        300,000
311,625

   Home Furnishings  (2.5%)
                        Selmer Company, Inc. 11.000% 5-15-2005        600,000
640,500

   Lodging  (0.2%)
              Florida Panthers Holdings, Inc. 9.875% 4-15-2009         50,000
50,125

   Publishing  (3.7%)
             Digital Television Services, LLC 12.500% 8-1-2007        150,000
166,500
                            News America, Inc. 6.625% 1-9-2008        750,000
750,937

917,437
   Restaurants  (1.0%)
                              McDonald's Corp. 6.375% 1-8-2028        250,000
240,937

   Retailers - Apparel  (0.5%)
                      Ames Department Stores 10.000% 4-15-2006        120,000
118,800

   Retailers - Broadline  (3.7%)
                              Fred Meyer, Inc. 7.450% 3-1-2008        400,000
419,000
                              Fred Meyer, Inc. 7.150% 3-1-2003        500,000
511,875

930,875
  Consumer, Non-Cyclical  (9.3%)
   Beverages  (1.0%)
              Joseph E. Seagram & Sons, Inc. 6.800% 12-15-2008        250,000
250,000

   Consumer Services  (3.0%)
                               ComDisco, Inc. 5.950% 4-30-2002        500,000
497,500
                        The Sports Club 144A 11.375% 3-15-2006        250,000
249,375

746,875
   Food - Other  (2.0%)
                       Ralston Purina Company 7.875% 6-15-2025        475,000
515,969

   Food Retailers  (0.8%)
                  Star Markets Company, Inc. 13.000% 11-1-2004        185,000
203,962

   Healthcare  (1.3%)
                Columbia/HCA Healthcare Corp. 8.360% 4-15-2024         45,000
42,925
                             Healthsouth Corp. 9.500% 4-1-2001        265,000
272,287

315,212
   Household Products  (1.2%)
                      Sherwin-Williams Company 6.850% 2-1-2007        290,000
302,325

  Financial  (18.0%)
   Banks  (4.2%)
                             Bank One - Texas 6.250% 2-15-2008        250,000
248,438
                                  HUBCO, Inc. 8.200% 9-15-2006        300,000
311,625
                            Swiss Bank Corp. 7.000% 10-15-2015        500,000
498,750

1,058,813

   Diversified  (8.1%)
          Charter Communications Holdings 144A 8.625% 4-1-2009       $500,000
$512,500
                      Ford Motor Credit Corp. 6.750% 8-15-2008        750,000
774,375
             Newcourt Credit Group, Inc. 144A 6.875% 2-16-2005        500,000
510,625
                            ONO Finance PLC + 13.000% 5-1-2009        250,000
250,000

2,047,500
   Insurance  (3.7%)
                 Delphi Financial Group, Inc. 8.000% 10-1-2003        500,000
518,125
                          Orion Capital Corp. 7.250% 7-15-2005        400,000
409,000

927,125
   Savings & Loans  (2.0%)
                               GS Escrow Corp. 7.125% 8-1-2005        500,000
497,590

  Industrial  (6.4%)
   Diversified  (5.4%)
                       Aviation Sales Company 8.125% 2-15-2008        170,000
171,700
                Isle of Capri Black Hawk, LLC13.000% 8-31-2004        525,000
570,937
                           The Pantry, Inc. 10.250% 10-15-2007        350,000
368,375
                     Unifrax Investment Corp.10.500% 11-1-2003        250,000
254,688

1,365,700
   Transportation Equipment  (1.0%)
                                    Dana Corp. 6.250% 3-1-2004        250,000
250,313

  Technology  (12.7%)
   Communications  (10.8%)
                   360 Communications Company 6.650% 1-15-2008        250,000
255,000
                   Bresnan Communications 144A 8.000% 2-1-2009        100,000
102,750
                  CAI Wireless Systems, Inc. 0.000% 10-14-2004        555,000
271,950
                          Filtronic PLC 144A 10.000% 12-1-2005         30,000
31,425
      Hyperion Telecommunications, Inc. 144A 12.000% 11-1-2007        200,000
210,500
                 International CableTel, Inc. 0.000% 4-15-2005         70,000
67,200
                       Jones Intercable, Inc. 7.625% 4-15-2008        261,000
278,617
                   Level 3 Communications, Inc.9.125% 5-1-2008        250,000
255,000
          Metropolitan Fiber Network, Inc. 10.000%  11-15-2008        250,000
270,625
         NEXTLINK Communications, Inc. 144A 10.750% 11-15-2008        250,000
268,750
               Qwest Communications International, Inc.  144A
                                              7.500% 11-1-2008        250,000
261,875
              Talton Holdings, Inc. Series B 11.000% 6-30-2007        400,000
360,000
                         Versatel Telecom BV 13.250% 5-15-2008         75,000
80,813

2,714,505
   Computers  (1.9%)
        International Business Machines Corp. 6.500% 1-15-2028        500,000
486,250

  Utilities  (5.4%)
   Electric  (2.4%)
                                Calpine Corp. 7.750% 4-15-2009        150,000
150,750
                      El Paso Electric Company 9.400% 5-1-2011        400,000
462,500

613,250
   Telephone  (3.0%)
                      LCI International, Inc. 7.250% 6-15-2007        700,000
719,250
                              McLeodUSA, Inc. 9.250% 7-15-2007         35,000
36,838

756,088
Total Non-Convertible Corporate Bonds (cost $18,165,249)           18,618,226

CONVERTIBLE CORPORATE BONDS  (1.5%)

  Consumer, Cyclical
   Broadcasting
                         Pegasus Media & Communications, Inc.
                              12.500% 7-1-2005 (cost $350,000)        350,000
388,500

LONG-TERM GOVERNMENT BONDS  (16.0%)
  United States Government Agencies  (0.8%)
                              Federal Home Loan Mortgage Corp.
                                               4.70% 4-30-1999       $200,000
$195,606

  United States Government Securities  (15.2%)
   United States Government Securities  (15.8%)
                                             Treasury Notes ##
                                              5.250% 8-15-2003        750,000
749,460
                                              5.625% 5-15-2008      2,250,000
2,281,117
                                              6.625% 5-15-2007        750,000
807,233

3,837,810

Total Long-Term Government Bonds (cost $4,128,782)                  4,033,416

                                                   Description         Shares
Value
COMMON STOCK  (0.0%)
  Technology
                                                Communications
                    Versatel Telecom BV + Warrants (cost $498)             75
$5,250

NON-CONVERTIBLE PREFERRED STOCK  (0.4%)
  Financial
   Savings & Loans  (2.0%)                   Savings & Loans
                              Chevy Chase Bank (cost $116,375)          3,500
106,750

  CONVERTIBLE PREFERRED STOCK  (1.0%)
  Consumer, Cyclical
                                                  Broadcasting
                 Adelphia Communications Corp. (cost $232,000)          1,160
232,000

SHORT-TERM SECURITIES  (4.5%)
  Commercial Paper  (4.4%)
                     Household Finance Company 4.880% 5-3-1999     $1,100,000
$1,099,702

  Repurchase Agreements  (0.1%)
                                 State Street Bank & Trust ***
                   3.500% Repurchase Agreement dated 4-30-1999
                      to be repurchased at $21,604 on 5-3-1999         21,597
21,597
Total Short-Term Securities (cost $1,121,299)                       1,121,299

Total Investments (97.3%) (cost $24,114,203)                       24,505,441



                                                   Description
Value
  UNREALIZED GAIN(LOSS) ON FORWARD FOREIGN
CURRENCY CONTRACTS (0.0%) @
  B                           240,000 British Pound 10-21-1999            Sell
$(1,342)
  B                           240,000 British Pound 10-21-1999             Buy
(665)
  E                               60,615  Euro Dollar 5-3-1999            Sell
251
  Total Unrealized Net Loss on Forward Foreign
  Currency Contracts                                                   (1,756)

Other Assets In Excess of Liabilities (2.7%)                          691,733
Net Assets (100.0%)                                               $25,195,418



April 30, 1999
SCHEDULE OF INVESTMENTS (unaudited)
IDEX AEGON INCOME PLUS
                                                   Description       Principal
Value
NON-CONVERTIBLE CORPORATE BONDS  (84.4%)
  Basic Materials  (1.9%)
   Mining - Diversified
                               Scotia Pacific Company Series B
     7.110%  7-20-2028                             $2,000,000      $1,640,000

  Consumer, Cyclical  (15.2%)
   Airlines  (1.8%)
                   Piedmont Aviation, Inc.  10.100%  5-13-2007      1,048,000
1,113,500
                                USAir, Inc.  10.800%  1-1-2005        400,000
432,000

1,545,500
   Auto Parts and Equipment  (3.4%)
                     Arvin Industries, Inc.  6.750%  3-15-2008      3,000,000
2,928,540

   Entertainment  (1.2%)
                    Walt Disney Company 144A  2.000%  3-1-2000      1,000,000
1,005,000

   Publishing  (2.9%)
                               Golden Books Publishing, Inc. #
     7.650%  9-15-2002                              2,250,000         855,000
                           New America, Inc.  8.625%  2-1-2003      1,500,000
1,614,900

2,469,900
   Retailers - Broadline  (5.9%)
                        Dayton Hudson Corp.  8.500%  12-1-2022      2,000,000
2,117,720
                                Kmart Corp.  8.125%  12-1-2006      1,000,000
1,072,500
                   Neiman Marcus Group, Inc.  7.125%  6-1-2028      2,000,000
1,906,440

5,096,660
  Consumer, Non-Cyclical  (11.1%)
   Consumer Services  (2.3%)
                                Hertz Corp.  6.000%  1-15-2003      2,000,000
1,987,480

   Food - Other  (3.4%)
                    Ralston Purina Company  9.250%  10-15-2009      2,450,000
2,935,171

   Food Retailers  (3.6%)
                     American Stores Company  9.125%  4-1-2002      1,000,000
1,085,220
                            Great Atlantic & Pacific Tea, Inc.
     7.700%  1-15-2004                              2,000,000       2,009,320

3,094,540
   Medical Supplies  (1.8%)
                           C. R. Bard, Inc.  6.700%  12-1-2026      1,500,000
1,537,500

, Energy  (3.7%)
   Oil Drilling  (2.5%)
                            Louisiana Land Exploration Company
     7.625%  4-15-2013                              2,000,000       2,120,060

   Oilfield Equipment and Services  (1.2%)
                            McDermott, Inc.  9.375%  3-15-2002      1,000,000
1,032,130

  Financial  (23.7%)
   Banks  (7.3%)
                                BankBoston Capital Trust Corp.
     8.250%  12-15-2026                             3,000,000       3,136,740
               HSBC America Capital II 144A  8.375%  5-15-2027      3,000,000
3,061,200

6,197,940
   Diversified  (7.8%)
                          Charter Communications Holdings 144A
     8.625%  4-1-2009                               2,000,000       1,683,750
                         Chase Capital Corp.  5.570%  3-1-2027      3,000,000
2,871,690
                            First Security Capital Trust Corp.
     8.410%  12-15-2026                             2,000,000       2,103,660

6,659,100
   Insurance  (1.2%)
                                American Financial Group, Inc.
     10-625%  4-15-2000                             1,000,000       1,036,120

   Savings & Loans  (5.0%)
                             GS Escrow Corp.  7.125%  8-1-2005      2,000,000
1,990,360
               Peoples Bank - Bridgeport CT  7.200%  12-1-2006      2,300,000
2,278,058

4,268,418
   Securities Brokers  (2.4%)
               Lehman Brothers Holding, Inc.  7.625%  6-1-2006      2,000,000
2,083,860

  Industrial  (14.6%)
   Air Freight  (1.2%)
                     Federal Express Corp.  9.625%  10-15-2019      1,000,000
1,053,950

   Containers and Packaging  (1.2%)
                      Stone Container Corp.  12.575%  8-1-2016     $1,000,000
$1,010,000

   Factory Equipment  (2.3%)
                     Columbus Mckinnon Corp.  8.500%  4-1-2008      2,000,000
1,980,000

   Other Industrial Services  (7.6%)
                        PDVSA Finance, Ltd.  6.450%  2-15-2004      3,000,000
2,692,320
                 Petroleum Geo-Services ASA  6.625%  3-30-2008      2,300,000
2,254,575
                           Westinghouse Air Brake Company 144A
     9.375%  6-15-2005                              1,500,000       1,560,000

6,506,895
   Pollution Control  (2.3%)
               Allied Waste Industries, Inc.  7.875%  1-1-2009      2,000,000
1,975,000

  Technology  (6.5%)
   Aerospace/Defense  (3.6%)
                                 AAR Corp.  7.250%  10-15-2003      2,000,000
2,041,940
                          BE Aerospace, Inc.  8.000%  3-1-2008      1,000,000
1,000,000

3,041,940
   Communications  (1.2%)
                          Intermedia Communications, Inc. 144A
     9.500%  3-1-2009                               1,000,000       1,040,000

   Diversified  (1.7%)
                       Loral Space & Communications, Ltd. 144A
     9.500%  1-15-2006                              1,500,000       1,436,250

  Utilities  (7.7%)
   Electric  (5.3%)
                              Calpine Corp.  7.750%  4-15-2009      2,000,000
2,010,000
                              Texas Utilities Electric Company
     6.750%  4-1-2003                               1,500,000       1,536,990
                              The AES Corp.  8.500%  11-1-2007      1,000,000
1,000,000

4,546,990
   Telephone  (2.4%)
                            McLeodUSA, Inc.  8.375%  3-15-2008      2,000,000
2,055,000

Total Non-Convertible Corporate Bonds ($72,853,795)                72,283,944

COLLATERALIZED MORTGAGE OBLIGATION  (2.3%)
  Financial
   Real Estate
                               Aetna Commercial Mortgage Trust
                           7.230%  1-15-2028 (cost $2,040,702)      2,000,000
1,966,250

                                                   Description          Shares
Value
CONVERTIBLE PREFERRED STOCK  (7.1%)
  Consumer, Cyclical  (4.9%)
   Broadcasting  (3.8%)
                                      TCI Communications, Inc.        120,000
$3,247,500

   Publishing  (1.1%)
                                                PRIMEDIA, Inc.         10,000
955,000

  Financial  (2.2%)
   Real Estate
                                 Duke Realty Investments, Inc.         40,000
1,872,720

Total Convertible Preferred Stock (cost $6,293,000)                 6,075,220

                                                   Description       Principal
Value
SHORT-TERM SECURITIES  (4.5%)
  Repurchase Agreements
                                 State Street Bank & Trust ***
                   3.750% Repurchase Agreement dated 4-30-1998
    to be repurchased at $3,812,020 on 5-3-1999
      (cost $3,810,909)                            $3,810,909      $3,810,909

Total Investments (98.3%) (cost $84,998,406)                       84,136,323
Other Assets in Excess of Liabilities (1.7%)                        1,490,512
Net Assets (100.0%)                                               $85,626,835



April 30, 1999
SCHEDULE OF INVESTMENTS (unaudited)
IDEX AEGON TAX EXEMPT
                                                Description **       Principal
Value
LONG-TERM MUNICIPAL BONDS (96.3%)
  Alabama (4.3%)
                City of Huntsville, Public Building Authority,
                                  Revenue Bonds, Series 1996A,
                                    6.000%, 10-1-2025, AAA/Aaa     $1,000,000
$1,086,700

  Alaska (4.2%)
                  Valdez Alaska Marine Project, Revenue Bonds,
                         Series A,  5.850%,  8-1-2025, AA+/Aa1      1,000,000
1,042,350

  Georgia (4.1%)
             City of Atlanta Solid Waste Management Authority,
           Landfill Closure Project, General Obligation Bonds,
                                     5.100%, 12-1-2010, AA/Aa3      1,000,000
1,034,070

  Illinois (8.3%)
                     McHenry County Community School District,
                         General Obligation Bonds, Series 1996
                                     5.850%, 1-1-2016, AAA/Aaa      1,000,000
1,072,650
                 City of Peoria Parking Facility Improvements,
                            General Obligation Bonds, Series A
                                     5.300%, 1-1-2021, AAA/Aaa      1,000,000
1,006,180

2,078,830

  Indiana (4.1%)
                        City of Petersburg, Pollution Control,
                                   Revenue Bonds, Series 1977,
                                    5.500%, 10-1-2023, AA-/Aa2      1,000,000
1,023,820

  Iowa (12.6%)
                      Iowa Finance Authority, Drake University
                                       Project, Revenue Bonds,
                                    5.400%, 12-1-2016, AAA/Aaa      1,000,000
1,033,810
                  Iowa Finance Authority, Hospital Facilities,
                    Revenue Bonds, 5.250%,  7-1-2015,  AAA/Aaa      1,000,000
1,021,130
                      Iowa State Certificate of Participation,
                                  Revenue Bonds, Series 1992A,
                                     6.500%, 7-1-2006, AAA/Aaa      1,000,000
1,095,070

3,150,010

  Massachusettes (3.9%)
                   Massachusttes Bay Transportation Authority,
                                      Revenue Bonds, Series B,
                                     5.000%, 3-1-2028, AA-/Aa3      1,000,000
964,430

  Michigan (5.6%)
                                 City of Holt, Public Schools,
                           General Obligation Bonds, Series E,
                                      5.125%, 5-1-2021, NR/Aaa      1,000,000
992,180
                    Michigan State Building Authority, Revenue
                        Refunding Special Sinking Fund, Series
                              1992A, 6.800%, 10-1-2021, AA/Aa2        375,000
404,246

1,396,426

  New York (3.9%)
          City of New York, Municipal Water Finance Authority,
                        Water and Sewer System, Revenue Bonds,
                                    5.125%, 6-15-2030, AAA/Aaa      1,000,000
985,400

  Ohio (4.3%)
                                Ohio State Turnpike Authority,
                                       Revenue Bonds, Series A
                                    5.500%, 2-15-2017, AAA/Aaa      1,000,000
1,074,330

  Pennsylvania (0.0%)
                          Pennsylvania Housing Finance Agency,
                                 Multi-Family Mortgage Revenue
                                          Bonds, Series 1985A,
                                     9.375%, 8-1-2028, AAA/Aa2          5,000
5,052

  Rhode Island (4.2%)
                     Rhode Island Clean Water Financing Agency
                      Revenue Bonds, 5.800%, 9-1-2022, AAA/Aaa     $1,000,000
$1,052,330

  Tennessee (7.9%)
                        Metropolitan Government of Nashville &
                    Davidson County, General Obligation Bonds,
                                     5.125%, 5-15-2025, AA/Aa2      1,000,000
983,730
                      Shelby County, General Obligation Bonds,
                           Series A, 5.100%, 3-1-2022, AA+/Aa3      1,000,000
997,390

1,981,120

  Texas (8.0%)
                         Harris County, Permanent Improvement,
                                     General Obligation Bonds,
                                     5.250%, 10-1-2012, AA/Aa2      1,000,000
1,037,250
                          City of Dallas, Civic Center Project
                     Revenue Bonds, 5.000%, 8-15-2028, AAA/Aaa      1,000,000
970,010

2,007,260

  Utah (4.2%)
                          Salt Lake County, Municipal Building
                                     Authority, Revenue Bonds,
                                     5.850%, 10-1-2017, A+/Aa3      1,000,000
1,060,340

  Virginia (4.1%)
                 City of Norfolk Water Systems, Revenue Bonds,
                    Series 1995,  5.375%,  11-1-2023,  AAA/Aaa      1,000,000
1,016,160

  Washington (8.3%)
                 City of Seattle Water Systems, Revenue Bonds,
                                      5.625%, 8-1-2026 AAA/Aaa      1,000,000
1,046,310
                      Spokane County, School District No. 356,
                            General Obligation Bonds, Series A
                                     5.000%, 12-1-2011 AAA/Aaa      1,000,000
1,024,170

2,070,480

  Wyoming (4.3%)
                        Wyoming State Farm Loan Board, Capital
                                     Facilities Revenue Bonds,
                                     5.750%, 10-1-2020, AA-/NR      1,000,000
1,087,911

Total Municipal Bonds (cost $23,464,192)                           24,117,019

SHORT-TERM MUNICIPAL BONDS (2.0%)
  Georgia (0.4%)
                                  Municipal Electric Authority
                  Revenue Bonds, Put Bonds - Weekly, Series B,
                                4.000%,  6-1-2020,  A-1+/VMIG1        100,000
100,000

  Louisiana (0.4%)
               Lousiana Public Facilities Authority - Hospital
                            Revenue Bonds, Put Bonds - Weekly,
                                3.000%,  9-1-2025,  A-1+/VMIG1        100,000
100,000

  South Carolina (1.2%)
                   Piedmont Municipal Power Agency - Electric,
                   Revenue Bonds, Put Bonds - Weekly, Series C
                                4.000%,  1-1-2022,  A-1+/VMIG1        300,000
300,000

Total Short-Term Securities (cost $500,000)                           500,000

Total Investments (98.3%) (cost $23,964,192)                       24,617,019
Other Assets In Excess of Liabilities (1.7%)                          416,646
Net Assets (100.0%)                                               $25,033,665



April 30, 1999
SCHEDULE OF INVESTMENTS (unaudited)
NOTES TO SCHEDULES OF INVESTMENTS

   ADR, GDR or NYRS after the name of a security represents American Depository Receipts, Global Depository Receipts or New York Registered Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian.

   144A after the name of a security represents a security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

   STRYPES after the name of a security represents structured yield products exchangeable for stock.

+ Non-U.S. securities.

## U.S. Treasury Notes owned by IDEX JCC Flexible Income with an aggregate market value of $2,867,188 have been segregated with the custodian to cover margin requirements on twenty-five, 10-year U.S. Treasury Note June 1999 futures contracts. At April 30, 1999, the Fund had unrealized gains of $27,344 and variation margin payable of $4,375 on these contracts.

# Golden Books is currently in default on payment of its past (2) six month interest payments which were due 9-15-1998 and 3-15-1999.

@ Notional amount of forward foreign currency contracts and principal amount of foreign bonds are denominated in the indicated currency:
  B-British Pound;  C-Canadian Dollar;  E-Euro Dollar;  F-Swiss Franc
  H-Hong Kong Dollar; J-Japanese Yen;  K-Swedish Krona;  S-Singapore Dollar.

* Presently non-income producing.

** Ratings indicated are by Standard & Poor's/Moody's, respectively, and are unaudited; NR: not rated by this service.


   See Note 1 in the Notes to Financial Statements for security valuation, futures, options, forward foreign currency contracts and other derivative transactions as well as other significant accounting policies.

   See Note 5 in the Notes to Financial Statements for cost and unrealized appreciation and depreciation of investments for Federal income tax purposes.

***                      Repurchase Agreement Collateral Table

Market Value and

Accrued Interest
  Description                                 Principal Amount    on 4-30-1999
  IDEX JCC Capital Appreciation
     U. S. Treasury Bonds  10.750%,  8-15-2005        $50,000         $65,250
  IDEX Alger Aggressive Growth
     U. S. Treasury Bonds  8.875%,  8-15-2017       1,595,000       2,161,225
  IDEX Pilgrim Baxter Mid Cap Growth
     U. S. Treasury Notes  6.500%,  8-15-2005         185,000         199,107
  IDEX GE/Scottish Equitable International Equity
     U. S. Treasury Bonds  10.750%,  5-15-2003         60,000          74,700
  IDEX JCC Global
     U. S. Treasury Notes  6.250%,  2-15-2007         210,000         224,495
  IDEX Salomon All Cap
     U. S. Treasury Bonds  13.250%,  5-15-2014         25,000          40,969
  IDEX JCC Growth
     U. S. Treasury Bonds  9.250%,  2-15-2016          45,000          62,269
  IDEX Goldman Sachs Growth
     U. S. Treasury Bonds  7.875%,  2-15-2021          80,000         100,900
  IDEX C.A.S.E. Growth
     U. S. Treasury Bonds  7.500%,  11-15-2016        175,000         212,625
  IDEX Dean Asset Allocation
     U. S. Treasury Notes  6.250%,  8-15-2007         515,000         550,548
  IDEX LKCM Strategic Total Return
     U. S. Treasury Bonds  8.125%,  8-15-2019       1,990,000       2,552,175
  IDEX JCC Balanced
     U. S. Treasury Bonds  8.750%,  5-15-2017          75,000         102,188
  IDEX JCC Flexible Income
     U. S. Treasury Bonds  6.500%,  11-15-2026         20,000          22,425
  IDEX AEGON Income Plus
     U. S. Treasury Bonds  11.875%,  11-15-2003     2,955,000       3,893,213



Preface to the Financial Statements

Statement of Assets and Liabilities

This schedule is also known as the Balance Sheet. Its objective is to report the financial position (net worth) of your Fund. Items listed are the major components of your Fund's net assets. Net Assets are derived by subtracting liabilities from assets. Net Asset Value Per Share is Net Assets divided by the Shares of Beneficial Interest Outstanding of the Fund. Items of particular interest are defined below.
Assets Articles of value the Fund owns such as investments and receivables Liabilities Obligations of the Fund such as expenses and payables
Net Assets  The result of Assets less Liabilities
Net Assets Consist Of Composition of Net Assets in terms of Capital, investments by shareholders and accumulated earnings and profits of the Fund

Shares of Beneficial Interest Outstanding The number of shares owned by shareholders for each Share Class at the close of the period
Net Asset Value ("NAV") Per Share Net Assets attributable to a particular Class of Shares divided by the shares outstanding of that Class
Maximum Offering Price Per Share The NAV plus the maximum sales load, if any, attributable to the Share Class

Statement of Operations

This schedule is also known as the Income Statement. Its objective is to provide a financial summary of the Fund's operations by listing the revenues generated during the period, expenses incurred during the period and the Fund's profits and/or losses. Items of particular interest are defined below.
Investment Income Earnings on Fund investments such as dividends and interest Expenses Expenses incurred by the Funds such as management fees
Net Investment Income  The result of Investment Income less Expenses
Realized Gains or Losses Gains or Losses from the sale of investments Unrealized Gains or Losses Represents the difference between the current market value and the acquisition cost of securities currently held


Statement of Changes in Net Assets

The objective of this statement is to summarize, in comparative form, the changes in net assets resulting from operations. For comparative purposes, the two most recent reporting periods are provided. Items of particular interest are defined below.
Operations Summarized information from the Statement of Operations Distributions to Shareholders Capital Gains and Investment Income distributions paid to shareholders
Change in Net Assets resulting from Shares of Beneficial Interest The change in Net Assets due to share purchases, reinvestment of distributions and share redemptions in the Fund
Undistributed Net Investment Income The amount of Net Investment Income that was not distributed to shareholders

Financial Highlights

The objective of this table is to present all critical financial data in terms of per share amounts. Beginning with the ending NAV from the prior period, carrying through all current period income, capital gains and distributions to arrive at the NAV at the end of the current period. Other specific detail represented within the schedule is defined below.
Total Return The performance for an investment made exactly one year prior, assuming no sales load
Expense Ratios The percentage of a Fund's average net assets used to pay its annual advisory and administrative expenses

Portfolio Turnover A measure of Fund trading activity during the year. A turnover ratio of 100% would represent a portfolio whose average holding period for a security was one year. A higher percentage would represent a shorter holding period. Funds with high turnover ratios incur higher transaction costs and are more likely to realize and distribute capital gains




STATEMENTS OF ASSETS AND LIABILITIES (unaudited)
April  30, 1999
All numbers (except per share amounts) in thousands

                                          IDEX T. Rowe Price         IDEX JCC
                                                   Small Cap    Capital Apprec

Assets:
Investment securities, at market value               $1,275           $54,109
Cash (1)                                                  1               -
Receivables:
Investment securities sold                                5               -
Shares of beneficial interest sold                        3               125
Interest                                                -                 -
Dividends                                               -                   4
Due from investment adviser                               3               -
Forward foreign currency contracts                      -                 -
Other                                                   -                   4
                                                      1,287            54,242
Liabilities:
Accounts payable:
Investment securities purchased                          24             1,155
Shares of beneficial interest redeemed                  -                 -
Accrued liabilities:
Management and advisory fees                            -                  46
Distribution fees                                         1                19
Transfer agent fees and expenses                          5                18
Forward foreign currency contracts                      -                 -
Other                                                     5                65
                                                         35             1,303
Net Assets                                           $1,252           $52,939

Net Assets Consist Of:
Shares of beneficial interest, unlimited shares
 authorized                                           1,233            32,897
Undistributed net investment loss or distribution
 in excess of net investment income                      (2)             (325)
Undistributed net realized gain (loss) from
 investments, futures/options contracts
and foreign currency transactions                        (6)            7,038
Net unrealized appreciation of investments,
 futures/options contracts and on
translation of assets and liabilities in
 foreign currencies                                      27            13,329
Net Assets                                           $1,252           $52,939
Investment securities, at cost                       $1,248           $40,780

Shares Of Beneficial Interest Outstanding:
Class A shares                                           50             1,704
Class B shares                                           39               360
Class M shares                                           34               120
Class T shares (2)

Net Asset Value Per Share:
Class A shares                                       $10.16            $24.33
Class B shares                                       $10.14            $23.91
Class M shares                                       $10.15            $23.98
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                                       $10.75            $25.75
Class M shares                                       $10.25            $24.22
Class T shares (2)

See notes to the Balance Sheet at pages 82 and 83.



                                         IDEX Pilgrim Baxter       IDEX Alger
                                              Mid Cap Growth Aggressive Growth

Assets:
Investment securities, at market value                 $829          $113,146
Cash (1)                                                -                  66
Receivables:
Investment securities sold                              -                 727
Shares of beneficial interest sold                        5               193
Interest                                                -                 -
Dividends                                               -                  20
Due from investment adviser                               3               -
Forward foreign currency contracts                      -                 -
Other                                                   -                  10
                                                        837           114,162
Liabilities:
Accounts payable:
Investment securities purchased                          62             1,112
Shares of beneficial interest redeemed                  -                   6
Accrued liabilities:
Management and advisory fees                            -                  58
Distribution fees                                       -                  51
Transfer agent fees and expenses                          5                30
Forward foreign currency contracts                      -                 -
Other                                                     5                41
                                                         72             1,298
Net Assets                                             $765          $112,864

Net Assets Consist Of:
Shares of beneficial interest, unlimited shares
 authorized                                             670            72,588
Undistributed net investment loss or
 distribution in excess of net investment income         (1)             (605)
Undistributed net realized gain (loss) from
 investments, futures/options contracts
and foreign currency transactions                        53            11,435
Net unrealized appreciation of investments,
 futures/options contracts and on
translation of assets and liabilities
 in foreign currencies                                   43            29,446
Net Assets                                             $765          $112,864
Investment securities, at cost                         $786           $83,703

Shares Of Beneficial Interest Outstanding:
Class A shares                                           25             2,527
Class B shares                                           20               890
Class M shares                                           20               388
Class T shares (2)

Net Asset Value Per Share:
Class A shares                                       $11.79            $29.82
Class B shares                                       $11.78            $29.34
Class M shares                                       $11.78            $29.41
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                                       $12.48            $31.56
Class M shares                                       $11.90            $29.71
Class T shares (2)

See notes to the Balance Sheet at pages 82 and 83.


                                         IDEX GE/Scottish Eq         IDEX JCC
                                        International Equity            Global

Assets:
Investment securities, at market value               $7,338          $714,762
Cash (1)                                                  5                85
Receivables:
Investment securities sold                              317             7,300
Shares of beneficial interest sold                       10             2,842
Interest                                                -                 -
Dividends                                                25               778
Due from investment adviser                               1               -
Forward foreign currency contracts                      -               3,563
Other                                                     1                62
                                                      7,697           729,392
Liabilities:
Accounts payable:
Investment securities purchased                         281            16,605
Shares of beneficial interest redeemed                  -                 698
Accrued liabilities:
Management and advisory fees                            -                 182
Distribution fees                                         3               355
Transfer agent fees and expenses                          4               129
Forward foreign currency contracts                      -                 215
Other                                                    76               317
                                                        364            18,501
Net Assets                                           $7,333          $710,891

Net Assets Consist Of:
Shares of beneficial interest, unlimited shares
 authorized                                           6,436           528,067
Undistributed net investment loss or
 distribution in excess of net investment income        (30)           (2,885)
Undistributed net realized gain (loss)
 from investments, futures/options contracts
and foreign currency transactions                       (31)              977
Net unrealized appreciation of investments,
 futures/options contracts and on
translation of assets and liabilities
 in foreign currencies                                  958           184,732
Net Assets                                           $7,333          $710,891
Investment securities, at cost                       $6,379          $533,412

Shares Of Beneficial Interest Outstanding:
Class A shares                                          455            13,570
Class B shares                                          110             6,831
Class M shares                                           32             3,788
Class T shares (2)

Net Asset Value Per Share:
Class A shares                                       $12.31            $29.69
Class B shares                                       $12.20            $29.03
Class M shares                                       $12.22            $28.97
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                                       $13.03            $31.42
Class M shares                                       $12.34            $29.26
Class T shares (2)

See notes to the Balance Sheet at pages 82 and 83.



                                                IDEX Salomon          IDEX JCC
                                                     All Cap            Growth

Assets:
Investment securities, at market value                 $577        $2,577,157
Cash (1)                                                  3               376
Receivables:
Investment securities sold                               18                14
Shares of beneficial interest sold                        2             9,240
Interest                                                -                 129
Dividends                                               -                 216
Due from investment adviser                               3               -
Forward foreign currency contracts                      -               1,740
Other                                                     1               236
                                                        604         2,589,108
Liabilities:
Accounts payable:
Investment securities purchased                           8               -
Shares of beneficial interest redeemed                  -                 270
Accrued liabilities:
Management and advisory fees                            -                 376
Distribution fees                                       -                 555
Transfer agent fees and expenses                          5               343
Forward foreign currency contracts                      -               1,101
Other                                                     5               348
                                                         18             2,993
Net Assets                                             $586        $2,586,115

Net Assets Consist Of:
Shares of beneficial interest, unlimited shares
 authorized                                             527         1,068,731
Undistributed net investment loss or
 distribution in excess of net investment income        -              (5,335)
Undistributed net realized gain (loss) from
 investments, futures/options contracts
and foreign currency transactions                        13           360,274
Net unrealized appreciation of investments,
 futures/options contracts and on
translation of assets and liabilities in
  foreign currencies                                     46         1,162,445
Net Assets                                             $586        $2,586,115
Investment securities, at cost                         $534        $1,415,406

Shares Of Beneficial Interest Outstanding:
Class A shares                                           18            29,654
Class B shares                                           18             4,116
Class M shares                                           17             2,031
Class T shares (2)                                                     25,511

Net Asset Value Per Share:
Class A shares                                       $11.15            $42.03
Class B shares                                       $11.14            $40.92
Class M shares                                       $11.14            $41.09
Class T shares (2)                                                     $42.64

Maximum Offering Price Per Share (3):
Class A shares                                       $11.80            $44.48
Class M shares                                       $11.25            $41.51
Class T shares (2)                                                     $46.60

See notes to the Balance Sheet at pages 82 and 83.



                                                IDEX Goldman     IDEX C.A.S.E.
                                                Sachs Growth            Growth

Assets:
Investment securities, at market value                 $825            $8,066
Cash (1)                                                  1               -
Receivables:
Investment securities sold                                3               -
Shares of beneficial interest sold                        2                 1
Interest                                                -                 -
Dividends                                               -                   4
Due from investment adviser                               3                 1
Forward foreign currency contracts                      -                 -
Other                                                     1                 1
                                                        835             8,073
Liabilities:
Accounts payable:
Investment securities purchased                           5               -
Shares of beneficial interest redeemed                  -                 -
Accrued liabilities:
Management and advisory fees                            -                 -
Distribution fees                                       -                   4
Transfer agent fees and expenses                          5                 8
Forward foreign currency contracts                      -                 -
Other                                                     5                32
                                                         15                44
Net Assets                                             $820            $8,029

Net Assets Consist Of:
Shares of beneficial interest, unlimited shares
  authorized                                            769             7,513
Undistributed net investment loss or
 distribution in excess of net investment income         (1)              (58)
Undistributed net realized gain (loss) from
 investments, futures/options contracts
and foreign currency transactions                        (3)              382
Net unrealized appreciation of investments,
 futures/options contracts and on
translation of assets and liabilities in
  foreign currencies                                     55               192
Net Assets                                             $820            $8,029
Investment securities, at cost                         $771            $7,874

Shares Of Beneficial Interest Outstanding:
Class A shares                                           26               339
Class B shares                                           26               255
Class M shares                                           23                82
Class T shares (2)

Net Asset Value Per Share:
Class A shares                                       $10.91            $11.96
Class B shares                                       $10.90            $11.78
Class M shares                                       $10.91            $11.81
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                                       $11.54            $12.66
Class M shares                                       $11.02            $11.93
Class T shares (2)

See notes to the Balance Sheet at pages 82 and 83.



                                                   IDEX NWQ IDEX T. Rowe Price
                                                Value Equity   Dividend Growth

Assets:
Investment securities, at market value              $15,904              $873
Cash (1)                                                  5                 5
Receivables:
Investment securities sold                              -                   7
Shares of beneficial interest sold                       78                61
Interest                                                -                 -
Dividends                                                10                 1
Due from investment adviser                               2                 3
Forward foreign currency contracts                      -                 -
Other                                                     2               -
                                                     16,001               950
Liabilities:
Accounts payable:
Investment securities purchased                         -                  56
Shares of beneficial interest redeemed                  -                 -
Accrued liabilities:
Management and advisory fees                            -                 -
Distribution fees                                         8               -
Transfer agent fees and expenses                         11                 5
Forward foreign currency contracts                      -                 -
Other                                                    14                 5
                                                         33                66
Net Assets                                          $15,968              $884

Net Assets Consist Of:
Shares of beneficial interest, unlimited shares
 authorized                                          14,874               839
Undistributed net investment loss or
 distribution in excess of net investment income         (5)                1
Undistributed net realized gain (loss) from
 investments, futures/options contracts
and foreign currency transactions                      (373)                2
Net unrealized appreciation of investments,
 futures/options contracts and on
translation of assets and liabilities
 in foreign currencies                                1,472                42
Net Assets                                          $15,968              $884
Investment securities, at cost                      $14,433              $831

Shares Of Beneficial Interest Outstanding:
Class A shares                                          708                27
Class B shares                                          449                29
Class M shares                                          143                27
Class T shares (2)

Net Asset Value Per Share:
Class A shares                                       $12.35            $10.72
Class B shares                                       $12.19            $10.71
Class M shares                                       $12.21            $10.71
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                                       $13.07            $11.34
Class M shares                                       $12.33            $10.82
Class T shares (2)

See notes to the Balance Sheet at pages 82 and 83.



                                                   IDEX Dean        IDEX LKCM
                                            Asset AllocationStrategic Total Re
turn

Assets:
Investment securities, at market value              $35,916           $56,793
Cash (1)                                                 18               -
Receivables:
Investment securities sold                              -                 256
Shares of beneficial interest sold                       10                88
Interest                                                170               268
Dividends                                                26                32
Due from investment adviser                             -                 -
Forward foreign currency contracts                      -                 -
Other                                                     4                 5
                                                     36,144            57,442
Liabilities:
Accounts payable:
Investment securities purchased                         -                 617
Shares of beneficial interest redeemed                  -                  27
Accrued liabilities:
Management and advisory fees                             17                29
Distribution fees                                        21                26
Transfer agent fees and expenses                         15                20
Forward foreign currency contracts                      -                 -
Other                                                    27                30
                                                         80               749
Net Assets                                          $36,064           $56,693

Net Assets Consist Of:
Shares of beneficial interest, unlimited shares
 authorized                                          33,011            46,810
Undistributed net investment loss or
 distribution in excess
of net investment income                                150               127
Undistributed net realized gain (loss) from
 investments, futures/options contracts
and foreign currency transactions                      (168)              728
Net unrealized appreciation of investments,
 futures/options contracts and on
translation of assets and liabilities in
 foreign currencies                                   3,071             9,028
Net Assets                                          $36,064           $56,693
Investment securities, at cost                      $32,844           $47,766

Shares Of Beneficial Interest Outstanding:
Class A shares                                        1,146             2,059
Class B shares                                        1,171               723
Class M shares                                          508               456
Class T shares (2)

Net Asset Value Per Share:
Class A shares                                       $12.77            $17.52
Class B shares                                       $12.76            $17.50
Class M shares                                       $12.76            $17.50
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                                       $13.51            $18.54
Class M shares                                       $12.89            $17.68
Class T shares (2)

See notes to the Balance Sheet at pages 82 and 83.



                                                    IDEX JCC          IDEX JCC
                                                    Balanced   Flexible Income

Assets:
Investment securities, at market value             $108,036           $24,505
Cash (1)                                                 44               246
Receivables:
Investment securities sold                              371               171
Shares of beneficial interest sold                    1,187               326
Interest                                                811               474
Dividends                                                36               -
Due from investment adviser                             -                 -
Forward foreign currency contracts                        2               -
Other                                                     9                20
                                                    110,496            25,742
Liabilities:
Accounts payable:
Investment securities purchased                       1,377               482
Shares of beneficial interest redeemed                  116               -
Accrued liabilities:
Management and advisory fees                             93                19
Distribution fees                                        59                12
Transfer agent fees and expenses                          6                 6
Forward foreign currency contracts                        1                 2
Other                                                    46                26
                                                      1,698               547
Net Assets                                         $108,798           $25,195

Net Assets Consist Of:
Shares of beneficial interest, unlimited shares
 authorized                                          90,002            24,708
Undistributed net investment loss or
 distribution in excess
of net investment income                                185                61
Undistributed net realized gain (loss) from
 investments, futures/options contracts
and foreign currency transactions                     3,157                33
Net unrealized appreciation of investments,
 futures/options contracts and on
translation of assets and liabilities in
 foreign currencies                                  15,454               393
Net Assets                                         $108,798           $25,195
Investment securities, at cost                      $92,588           $24,114

Shares Of Beneficial Interest Outstanding:
Class A shares                                        2,411             1,574
Class B shares                                        2,478               636
Class M shares                                          947               352
Class T shares (2)

Net Asset Value Per Share:
Class A shares                                       $18.66             $9.83
Class B shares                                       $18.62             $9.83
Class M shares                                       $18.63             $9.83
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                                       $19.75            $10.32
Class M shares                                       $18.82             $9.93
Class T shares (2)

See notes to the Balance Sheet at pages 82 and 83.



                                                  IDEX AEGON       IDEX AEGON
                                                 Income Plus        Tax Exempt

Assets:
Investment securities, at market value              $84,136           $24,617
Cash (1)                                                 18               113
Receivables:
Investment securities sold                              -                 -
Shares of beneficial interest sold                       82                 5
Interest                                              1,505               341
Dividends                                               -                 -
Due from investment adviser                             -                 -
Forward foreign currency contracts                      -                 -
Other                                                     8                 3
                                                     85,749            25,079
Liabilities:
Accounts payable:
Investment securities purchased                         -                 -
Shares of beneficial interest redeemed                    3               -
Accrued liabilities:
Management and advisory fees                             41                13
Distribution fees                                        33                 8
Transfer agent fees and expenses                         18                 6
Forward foreign currency contracts                      -                 -
Other                                                    27                18
                                                        122                45
Net Assets                                          $85,627           $25,034

Net Assets Consist Of:
Shares of beneficial interest, unlimited shares
 authorized                                          85,848            24,131
Undistributed net investment loss or
 distribution in excess
of net investment income                                307                30
Undistributed net realized gain (loss) from
 investments, futures/options contracts
and foreign currency transactions                       335               221
Net unrealized appreciation of investments,
 futures/options contracts and on
translation of assets and liabilities in
 foreign currencies                                    (863)              652
Net Assets                                          $85,627           $25,034
Investment securities, at cost                      $84,998           $23,964

Shares Of Beneficial Interest Outstanding:
Class A shares                                        6,546             1,858
Class B shares                                          970                93
Class M shares                                          866               207
Class T shares (2)

Net Asset Value Per Share:
Class A shares                                       $10.22            $11.59
Class B shares                                       $10.21            $11.59
Class M shares                                       $10.21            $11.59
Class T shares (2)

Maximum Offering Price Per Share (3):
Class A shares                                       $10.73            $12.17
Class M shares                                       $10.31            $11.71
Class T shares (2)

See notes to the Balance Sheet at pages 82 and 83.

(1) IDEX GE/Scottish Equitable International Equity cash balance includes foreign cash of $ 6 with a cost of $ 6.

(2) Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares.

(3) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Class B shares represents offering price. The redemption price for Class B and Class M shares equals net asset value less any applicable contingent deferred sales charges.

The notes to the financial statements are an integral part of these statements.



STATEMENTS OF OPERATIONS (unaudited)
For the six months ended April 30, 1999
All numbers in thousands
                                          IDEX T. Rowe Price         IDEX JCC
                                               Small Cap (1)Capital Appreciation

Investment Income:
Interest                                                 $1               $23
Dividends                                               -                  21
Withholding taxes on foreign dividends                  -                 -
                                                          1                44
Expenses:
Management and advisory fees                              1               185
Transfer agent fees and expenses                          5                66
Custody and accounting fees and expenses                  2                33
Registration fees                                         5                30
Trustees fees and expenses                              -                   2
Audit fees and expenses                                   1                 2
Other                                                   -                   9

Distribution and service fees:
Class A                                                 -                  52
Class B                                                   1                27
Class M                                                   1                 8
Gross Expenses                                           16               414

Less fee waivers and reimbursements by the
 investment adviser                                     (13)              (49)
Less custodian earnings credits                         -                 -
Net Expenses                                              3               365

Net Investment Loss                                      (2)             (321)

Realized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                         (6)            7,146
     Futures/options contracts                          -                 -
     Foreign currency transactions                      -                   6
                                                         (6)            7,152


Unrealized Gain (Loss) on Investments, Futures/Options
 Contracts andForeign Currency Transactions:
Net unrealized appreciation (depreciation) during
 the period on:
Investments                                              27             9,764
Futures/Options contracts                               -                 -
Translation of assets and liabilities denominated
 in foreign currency                                    -                 -
                                                         27             9,764
Net Gain on Investments, Futures/Options Contracts
and Foreign Currency Transactions                        21            16,916
Net Increase in Net Assets Resulting from Operations    $19           $16,595


                                         IDEX Pilgrim Baxter       IDEX Alger
                                          Mid Cap Growth (1) Aggressive Growth

Investment Income:
Interest                                                 $1               $91
Dividends                                               -                 141
Withholding taxes on foreign dividends                  -                  (1)
                                                          1               231
Expenses:
Management and advisory fees                              1               399
Transfer agent fees and expenses                          5               188
Custody and accounting fees and expenses                  2                21
Registration fees                                         5                33
Trustees fees and expenses                              -                   5
Audit fees and expenses                                   1                 3
Other                                                     1                26

Distribution and service fees:
Class A                                                 -                 108
Class B                                                 -                  86
Class M                                                 -                  37
Gross Expenses                                           15               906

Less fee waivers and reimbursements by the investment
 adviser                                                (13)              (76)
Less custodian earnings credits                         -                 -
Net Expenses                                              2               830

Net Investment Loss                                      (1)             (599)

Realized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                         53            11,645
     Futures/options contracts                          -                 -
     Foreign currency transactions                      -                 -
                                                         53            11,645


Unrealized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) during
 the period on:
Investments                                              43            15,678
Futures/Options contracts                               -                 -
Translation of assets and liabilities denominated
 in foreign currency                                    -                 -
                                                         43            15,678
Net Gain on Investments, Futures/Options Contracts
and Foreign Currency Transactions                        96            27,323
Net Increase in Net Assets Resulting from Operations    $95           $26,724



                                         IDEX GE/Scottish Eq         IDEX JCC
                                        International Equity            Global

Investment Income:
Interest                                                 $4            $1,500
Dividends                                                46             1,642
Withholding taxes on foreign dividends                   (4)             (136)
                                                         46             3,006
Expenses:
Management and advisory fees                             33             2,974
Transfer agent fees and expenses                         14               644
Custody and accounting fees and expenses                 42               278
Registration fees                                        24                67
Trustees fees and expenses                              -                  26
Audit fees and expenses                                   2                 8
Other                                                     3               100

Distribution and service fees:
Class A                                                  10               622
Class B                                                   6               772
Class M                                                   2               383
Gross Expenses                                          136             5,874

Less fee waivers and reimbursements by the investment
 adviser                                                (60)              -
Less custodian earnings credits                         -                 (11)
Net Expenses                                             76             5,863

Net Investment Loss                                     (30)           (2,857)

Realized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                        253             5,227
     Futures/options contracts                           12             1,026
     Foreign currency transactions                       19            (3,006)
                                                        284             3,247


Unrealized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) during
 the period on:
Investments                                             692           108,812
Futures/Options contracts                               -                 -
Translation of assets and liabilities denominated
 in foreign currency                                    -               8,106
                                                        692           116,918
Net Gain on Investments, Futures/Options Contracts
and Foreign Currency Transactions                       976           120,165
Net Increase in Net Assets Resulting from Operations   $946          $117,308



                                                IDEX Salomon          IDEX JCC
                                                 All Cap (1)            Growth

Investment Income:
Interest                                                 $1            $4,489
Dividends                                                 1             4,272
Withholding taxes on foreign dividends                  -                   8
                                                          2             8,769
Expenses:
Management and advisory fees                              1             9,471
Transfer agent fees and expenses                          5             1,364
Custody and accounting fees and expenses                  2                80
Registration fees                                         5                92
Trustees fees and expenses                              -                 107
Audit fees and expenses                                   1                19
Other                                                     1               253

Distribution and service fees:
Class A                                                 -               1,841
Class B                                                 -                 464
Class M                                                 -                 277
Gross Expenses                                           15            13,968

Less fee waivers and reimbursements by the investment
 adviser                                                (13)              -
Less custodian earnings credits                         -                  (7)
Net Expenses                                              2            13,961

Net Investment Loss                                     -              (5,192)

Realized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                         15           360,147
     Futures/options contracts                           (2)              -
     Foreign currency transactions                      -                (424)
                                                         13           359,723


Unrealized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) during
 the period on:
Investments                                              48           398,732
Futures/Options contracts                                (1)              -
Translation of assets and liabilities denominated
 in foreign currency                                    -               1,276
                                                         47           400,008
Net Gain on Investments, Futures/Options Contracts
and Foreign Currency Transactions                        60           759,731
Net Increase in Net Assets Resulting from Operations    $60          $754,539



                                                IDEX Goldman     IDEX C.A.S.E.
                                            Sachs Growth (1)            Growth

Investment Income:
Interest                                               $-                  $2
Dividends                                                 1                21
Withholding taxes on foreign dividends                  -                 -
                                                          1                23
Expenses:
Management and advisory fees                              1                37
Transfer agent fees and expenses                          5                25
Custody and accounting fees and expenses                  2                19
Registration fees                                         5                20
Trustees fees and expenses                              -                 -
Audit fees and expenses                                   1                 3
Other                                                     1                 2

Distribution and service fees:
Class A                                                 -                   7
Class B                                                 -                  14
Class M                                                 -                   4
Gross Expenses                                           15               131

Less fee waivers and reimbursements by the investment
 adviser                                                (13)              (51)
Less custodian earnings credits                         -                 -
Net Expenses                                              2                80

Net Investment Loss                                      (1)              (57)

Realized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                         (3)              392
     Futures/options contracts                          -                 -
     Foreign currency transactions                      -                 -
                                                         (3)              392


Unrealized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) during
 the period on:
Investments                                              55             1,649
Futures/Options contracts                               -                 -
Translation of assets and liabilities denominated in
 foreign currency                                       -                 -
                                                         55             1,649
Net Gain on Investments, Futures/Options Contracts
and Foreign Currency Transactions                        52             2,041
Net Increase in Net Assets Resulting from Operations    $51            $1,984



                                                   IDEX NWQ IDEX T. Rowe Price
                                                Value EquityDividend Growth (1)

Investment Income:
Interest                                                $53                $1
Dividends                                                90                 2
Withholding taxes on foreign dividends                  -                 -
                                                        143                 3
Expenses:
Management and advisory fees                             68                 1
Transfer agent fees and expenses                         41                 5
Custody and accounting fees and expenses                 17                 2
Registration fees                                        24                 5
Trustees fees and expenses                              -                 -
Audit fees and expenses                                   2                 1
Other                                                     4                 1

Distribution and service fees:
Class A                                                  14               -
Class B                                                  24               -
Class M                                                   8               -
Gross Expenses                                          202                15

Less fee waivers and reimbursements by the investment
 adviser                                                (55)              (13)
Less custodian earnings credits                         -                 -
Net Expenses                                            147                 2

Net Investment Loss                                      (4)                1

Realized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                       (374)                2
     Futures/options contracts                          -                 -
     Foreign currency transactions                      -                 -
                                                       (374)                2


Unrealized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) during
 the period on:
Investments                                           2,297                42
Futures/Options contracts                               -                 -
Translation of assets and liabilities denominated
 in foreign currency                                    -                 -
                                                      2,297                42
Net Gain on Investments, Futures/Options Contracts
and Foreign Currency Transactions                     1,923                44
Net Increase in Net Assets Resulting from Operations $1,919               $45



                                                   IDEX Dean        IDEX LKCM
                                            Asset Allocation  Strgc Ttl Return

Investment Income:
Interest                                               $461              $516
Dividends                                               220               231
Withholding taxes on foreign dividends                  -                  (1)
                                                        681               746
Expenses:
Management and advisory fees                            174               244
Transfer agent fees and expenses                         58                87
Custody and accounting fees and expenses                 20                22
Registration fees                                        21                28
Trustees fees and expenses                              -                   1
Audit fees and expenses                                   3                 3
Other                                                     9                11

Distribution and service fees:
Class A                                                  26                60
Class B                                                  75                55
Class M                                                  32                33
Gross Expenses                                          418               544

Less fee waivers and reimbursements by the investment
 adviser                                                (24)              (30)
Less custodian earnings credits                         -                 -
Net Expenses                                            394               514

Net Investment Loss                                     287               232

Realized Gain (Loss) on Investments, Futures/Options
 Contracts and
Foreign Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                       (168)            1,103
     Futures/options contracts                          -                 -
     Foreign currency transactions                      -                 -
                                                       (168)            1,103


Unrealized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) during
 the period on:
Investments                                             941             3,731
Futures/Options contracts                               -                 -
Translation of assets and liabilities denominated
 in foreign currency                                    -                 -
                                                        941             3,731
Net Gain on Investments, Futures/Options Contracts
and Foreign Currency Transactions                       773             4,834
Net Increase in Net Assets Resulting from Operations $1,060            $5,066



                                                    IDEX JCC          IDEX JCC
                                                    Balanced   Flexible Income

Investment Income:
Interest                                               $748              $786
Dividends                                               191                 7
Withholding taxes on foreign dividends                  -                 -
                                                        939               793
Expenses:
Management and advisory fees                            338                95
Transfer agent fees and expenses                         71                24
Custody and accounting fees and expenses                 28                24
Registration fees                                        40                23
Trustees fees and expenses                                6                 1
Audit fees and expenses                                   3                 5
Other                                                    13                 4

Distribution and service fees:
Class A                                                  56                26
Class B                                                 129                22
Class M                                                  43                11
Gross Expenses                                          727               235

Less fee waivers and reimbursements by the investment
 adviser                                                -                 (11)
Less custodian earnings credits                          (1)               (1)
Net Expenses                                            726               223

Net Investment Loss                                     213               570

Realized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                      3,156               163
     Futures/options contracts                          -                  64
     Foreign currency transactions                        1               -
                                                      3,157               227


Unrealized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) during
 the period on:
Investments                                          11,184              (284)
Futures/Options contracts                               -                   4
Translation of assets and liabilities denominated in
 foreign currency                                       -                  (3)
                                                     11,184              (283)
Net Gain on Investments, Futures/Options Contracts
and Foreign Currency Transactions                    14,341               (56)
Net Increase in Net Assets Resulting from Operations $14,554             $514



                                                  IDEX AEGON       IDEX AEGON
                                                 Income Plus        Tax Exempt

Investment Income:
Interest                                             $2,742              $631
Dividends                                               273               -
Withholding taxes on foreign dividends                  -                 -
                                                      3,015               631
Expenses:
Management and advisory fees                            237                74
Transfer agent fees and expenses                         66                15
Custody and accounting fees and expenses                 23                20
Registration fees                                        24                22
Trustees fees and expenses                                2               -
Audit fees and expenses                                   4                 5
Other                                                    11                 5

Distribution and service fees:
Class A                                                 114                38
Class B                                                  39                 5
Class M                                                  28                 6
Gross Expenses                                          548               190

Less fee waivers and reimbursements by the investment
 adviser                                                -                 (14)
Less custodian earnings credits                          (5)               (3)
Net Expenses                                            543               173

Net Investment Loss                                   2,472               458

Realized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net realized gain (loss) during the period on:
     Investments                                        334               220
     Futures/options contracts                          -                 -
     Foreign currency transactions                      -                 -
                                                        334               220


Unrealized Gain (Loss) on Investments, Futures/Options
 Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) during
 the period on:
Investments                                            (517)             (517)
Futures/Options contracts                               -                 -
Translation of assets and liabilities denominated
 in foreign currency                                    -                 -
                                                       (517)             (517)
Net Gain on Investments, Futures/Options Contracts
and Foreign Currency Transactions                      (183)             (297)
Net Increase in Net Assets Resulting from Operations $2,289              $161

(1) From commencement of investment operations on March 1, 1999 through April 30, 1999.

The notes to the financial statements are an integral part of these statements.



STATEMENTS OF CHANGES IN NET ASSETS

All numbers in thousands
                                          IDEX T. Rowe Price
                                                   Small Cap
Increase (Decrease) In Net Assets From:             1999 (4)

Operations:
Net investment income (loss)                            $(2)
Net realized gain (loss) on investments,
 futures/options contracts and
foreign currency transactions                            (6)
Net unrealized appreciation (depreciation)
 during the period                                       27
                                                         19




Distributions To Shareholders:
From net investment income:
Class A                                                 -
Class B                                                 -
Class M (3)                                             -
Class T
                                                        -
From net realized gains:
Class A                                                 -
Class B                                                 -
Class M (3)                                             -
Class T
                                                        -




Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                 496
Class B                                                 393
Class M (3)                                             344
Class T
                                                      1,233

                                                      1,252
Net increase (decrease) in net assets



Net Assets:
Beginning of period                                     -
End of period                                        $1,252

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):     $(2)



                                                    IDEX JCC
                                        Capital Appreciation
Increase (Decrease) In Net Assets From:             1999 (1)          1998 (2)

Operations:
Net investment income (loss)                          $(321)            $(406)
Net realized gain (loss) on investments,
 futures/options contracts and
foreign currency transactions                         7,152             3,248
Net unrealized appreciation (depreciation)
 during the period                                    9,764                50
                                                     16,595             2,892




Distributions To Shareholders:
From net investment income:
Class A                                                 -                 -
Class B                                                 -                 -
Class M (3)                                             -                 -
Class T
                                                        -                 -
From net realized gains:
Class A                                              (2,403)             (589)
Class B                                                (417)              (82)
Class M (3)                                            (141)              (47)
Class T
                                                     (2,961)             (718)




Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                               6,734             1,303
Class B                                               2,839               691
Class M (3)                                             818              (476)
Class T
                                                     10,391             1,518

                                                     24,025             3,692
Net increase (decrease) in net assets



Net Assets:
Beginning of period                                  28,914            25,222
End of period                                       $52,939           $28,914

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):   $(325)              $(3)



                                         IDEX Pilgrim Baxter
                                              Mid Cap Growth
Increase (Decrease) In Net Assets From:             1999 (4)

Operations:
Net investment income (loss)                            $(1)
Net realized gain (loss) on investments,
 futures/options contracts and
foreign currency transactions                            53
Net unrealized appreciation (depreciation)
 during the period                                       43
                                                         95




Distributions To Shareholders:
From net investment income:
Class A                                                 -
Class B                                                 -
Class M (3)                                             -
Class T
                                                        -
From net realized gains:
Class A                                                 -
Class B                                                 -
Class M (3)                                             -
Class T
                                                        -




Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                 259
Class B                                                 203
Class M (3)                                             208
Class T
                                                        670

                                                        765
Net increase (decrease) in net assets



Net Assets:
Beginning of period                                     -
End of period                                          $765

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):     $(1)



                                                  IDEX Alger
                                           Aggressive Growth
Increase (Decrease) In Net Assets From:             1999 (1)          1998 (2)

Operations:
Net investment income (loss)                          $(599)            $(650)
Net realized gain (loss) on investments,
 futures/options contracts and
foreign currency transactions                        11,645             3,253
Net unrealized appreciation (depreciation)
 during the period                                   15,678             7,048
                                                     26,724             9,651




Distributions To Shareholders:
From net investment income:
Class A                                                 -                 -
Class B                                                 -                 -
Class M (3)                                             -                 -
Class T
                                                        -                 -
From net realized gains:
Class A                                              (2,492)           (1,015)
Class B                                                (621)             (163)
Class M (3)                                            (321)             (110)
Class T
                                                     (3,434)           (1,288)




Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                              12,094             8,620
Class B                                              11,254             4,565
Class M (3)                                           3,676             1,394
Class T
                                                     27,024            14,579

                                                     50,314            22,942
Net increase (decrease) in net assets



Net Assets:
Beginning of period                                  62,550            39,608
End of period                                      $112,864           $62,550

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):   $(605)              $(5)



                                            IDEX GE/Scottish
                              Equitable International Equity
Increase (Decrease) In Net Assets From:             1999 (1)          1998 (2)

Operations:
Net investment income (loss)                           $(30)             $(19)
Net realized gain (loss) on investments,
 futures/options contracts and
foreign currency transactions                           284              (286)
Net unrealized appreciation (depreciation)
 during the period                                      692               335
                                                        946                30




Distributions To Shareholders:
From net investment income:
Class A                                                 -                 (20)
Class B                                                 -                  (1)
Class M (3)                                             -                  (1)
Class T
                                                        -                 (22)
From net realized gains:
Class A                                                 -                 -
Class B                                                 -                 -
Class M (3)                                             -                 -
Class T
                                                        -                 -




Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                (108)            1,879
Class B                                                 (29)              641
Class M (3)                                             (52)              (16)
Class T
                                                       (189)            2,504

                                                        757             2,512
Net increase (decrease) in net assets



Net Assets:
Beginning of period                                   6,576             4,064
End of period                                        $7,333            $6,576

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):    $(30)             $-



                                                    IDEX JCC
                                                      Global
Increase (Decrease) In Net Assets From:             1999 (1)          1998 (2)

Operations:
Net investment income (loss)                        $(2,857)          $(2,496)
Net realized gain (loss) on investments,
futures/options contracts and
foreign currency transactions                         3,247            (2,828)
Net unrealized appreciation (depreciation)
 during the period                                  116,918            32,057
                                                    117,308            26,733




Distributions To Shareholders:
From net investment income:
Class A                                                 -                 -
Class B                                                 -                 -
Class M (3)                                             -                 -
Class T
                                                        -                 -
From net realized gains:
Class A                                                 -             (19,124)
Class B                                                 -              (4,194)
Class M (3)                                             -              (2,552)
Class T
                                                        -             (25,870)




Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                              34,549            72,572
Class B                                              58,624            70,019
Class M (3)                                          29,778            37,336
Class T
                                                    122,951           179,927

                                                    240,259           180,790
Net increase (decrease) in net assets



Net Assets:
Beginning of period                                 470,632           289,842
End of period                                      $710,891          $470,632

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income): $(2,885)             $(28)



                                                IDEX Salomon
                                                     All Cap
Increase (Decrease) In Net Assets From:             1999 (4)

Operations:
Net investment income (loss)                           $-
Net realized gain (loss) on investments,
 futures/options contracts and
foreign currency transactions                            13
Net unrealized appreciation (depreciation)
 during the period                                       47
                                                         60




Distributions To Shareholders:
From net investment income:
Class A                                                 -
Class B                                                 -
Class M (3)                                             -
Class T
                                                        -
From net realized gains:
Class A                                                 -
Class B                                                 -
Class M (3)                                             -
Class T
                                                        -




Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                 178
Class B                                                 180
Class M (3)                                             168
Class T
                                                        526

                                                        586
Net increase (decrease) in net assets



Net Assets:
Beginning of period                                     -
End of period                                          $586

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):    $-



                                                    IDEX JCC
                                                      Growth
Increase (Decrease) In Net Assets From:             1999 (1)          1998 (2)

Operations:
Net investment income (loss)                        $(5,192)          $(5,859)
Net realized gain (loss) on investments,
 futures/options contracts and
foreign currency transactions                       359,723            21,456
Net unrealized appreciation (depreciation)
 during the period                                  400,008           416,705
                                                    754,539           432,302




Distributions To Shareholders:
From net investment income:
Class A                                                 -                 -
Class B                                                 -                 -
Class M (3)                                             -                 -
Class T                                                 -                (802)
                                                        -                (802)
From net realized gains:
Class A                                             (10,777)          (80,490)
Class B                                                (715)           (1,902)
Class M (3)                                            (428)           (1,933)
Class T                                              (9,789)          (78,155)
                                                    (21,709)         (162,480)




Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                              68,771            71,245
Class B                                             100,938            23,928
Class M (3)                                           7,952            37,693
Class T                                               3,031            25,693
                                                    180,692           158,559

                                                    913,522           427,579
Net increase (decrease) in net assets



Net Assets:
Beginning of period                               1,672,593         1,245,014
End of period                                    $2,586,115        $1,672,593

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income): $(5,335)            $(143)



                                               IDEX Goldman
                                                Sachs Growth
Increase (Decrease) In Net Assets From:             1999 (4)

Operations:
Net investment income (loss)                            $(1)
Net realized gain (loss) on investments,
 futures/options contracts and
foreign currency transactions                            (3)
Net unrealized appreciation (depreciation)
 during the period                                       55
                                                         51




Distributions To Shareholders:
From net investment income:
Class A                                                 -
Class B                                                 -
Class M (3)                                             -
Class T
                                                        -
From net realized gains:
Class A                                                 -
Class B                                                 -
Class M (3)                                             -
Class T
                                                        -




Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                 266
Class B                                                 266
Class M (3)                                             237
Class T
                                                        769

                                                        820
Net increase (decrease) in net assets



Net Assets:
Beginning of period                                     -
End of period                                          $820

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):     $(1)



                                               IDEX C.A.S.E.
                                                      Growth
Increase (Decrease) In Net Assets From:             1999 (1)          1998 (2)

Operations:
Net investment income (loss)                           $(57)             $(90)
Net realized gain (loss) on investments,
 futures/options contracts and
foreign currency transactions                           392               820
Net unrealized appreciation (depreciation)
 during the period                                    1,649            (2,025)
                                                      1,984            (1,295)




Distributions To Shareholders:
From net investment income:
Class A                                                 -                 -
Class B                                                 -                 -
Class M (3)                                             -                 -
Class T
                                                        -                 -
From net realized gains:
Class A                                                (341)             (340)
Class B                                                (205)             (191)
Class M (3)                                             (65)             (157)
Class T
                                                       (611)             (688)




Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                (983)            1,293
Class B                                                  80               656
Class M (3)                                             (64)             (727)
Class T
                                                       (967)            1,222

                                                        406              (761)
Net increase (decrease) in net assets



Net Assets:
Beginning of period                                   7,623             8,384
End of period                                        $8,029            $7,623

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):    $(58)              $(1)



                                                    IDEX NWQ
                                                Value Equity
Increase (Decrease) In Net Assets From:             1999 (1)          1998 (2)

Operations:
Net investment income (loss)                            $(4)             $(38)
Net realized gain (loss) on investments,
 futures/options contracts and
foreign currency transactions                          (374)              398
Net unrealized appreciation (depreciation)
 during the period                                    2,297            (1,499)
                                                      1,919            (1,139)




Distributions To Shareholders:
From net investment income:
Class A                                                 -                 -
Class B                                                 -                 -
Class M (3)                                             -                 -
Class T
                                                        -                 -
From net realized gains:
Class A                                                (191)              (23)
Class B                                                (123)              (11)
Class M (3)                                             (46)               (7)
Class T
                                                       (360)              (41)




Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                (194)            3,324
Class B                                                 (38)            2,577
Class M (3)                                            (427)              585
Class T
                                                       (659)            6,486

                                                        900             5,306
Net increase (decrease) in net assets



Net Assets:
Beginning of period                                  15,068             9,762
End of period                                       $15,968           $15,068

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):     $(5)              $(1)



                                          IDEX T. Rowe Price
                                             Dividend Growth
Increase (Decrease) In Net Assets From:             1999 (4)

Operations:
Net investment income (loss)                             $1
Net realized gain (loss) on investments,
 futures/options contracts and
foreign currency transactions                             2
Net unrealized appreciation (depreciation)
 during the period                                       42
                                                         45




Distributions To Shareholders:
From net investment income:
Class A                                                 -
Class B                                                 -
Class M (3)                                             -
Class T
                                                        -
From net realized gains:
Class A                                                 -
Class B                                                 -
Class M (3)                                             -
Class T
                                                        -




Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                 270
Class B                                                 298
Class M (3)                                             271
Class T
                                                        839

                                                        884
Net increase (decrease) in net assets



Net Assets:
Beginning of period                                     -
End of period                                          $884

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):      $1



                                                   IDEX Dean
                                            Asset Allocation
Increase (Decrease) In Net Assets From:             1999 (1)          1998 (2)

Operations:
Net investment income (loss)                           $287              $489
Net realized gain (loss) on investments,
 futures/options contracts and
foreign currency transactions                          (168)            1,854
Net unrealized appreciation (depreciation)
 during the period                                      941              (467)
                                                      1,060             1,876




Distributions To Shareholders:
From net investment income:
Class A                                                (128)             (229)
Class B                                                 (79)             (122)
Class M (3)                                             (41)              (71)
Class T
                                                       (248)             (422)
From net realized gains:
Class A                                                (762)             (688)
Class B                                                (741)             (562)
Class M (3)                                            (354)             (302)
Class T
                                                     (1,857)           (1,552)




Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                (682)            3,481
Class B                                                 671             4,970
Class M (3)                                            (648)            2,289
Class T
                                                       (659)           10,740

                                                     (1,704)           10,642
Net increase (decrease) in net assets



Net Assets:
Beginning of period                                  37,768            27,126
End of period                                       $36,064           $37,768

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):    $150              $111



                                                   IDEX LKCM
                                      Strategic Total Return
Increase (Decrease) In Net Assets From:             1999 (1)          1998 (2)

Operations:
Net investment income (loss)                           $232              $455
Net realized gain (loss) on investments,
 futures/options contracts and
foreign currency transactions                         1,103               463
Net unrealized appreciation (depreciation)
during the period                                     3,731             1,265
                                                      5,066             2,183




Distributions To Shareholders:
From net investment income:
Class A                                                (194)             (340)
Class B                                                 (29)              (42)
Class M (3)                                             (23)              (42)
Class T
                                                       (246)             (424)
From net realized gains:
Class A                                                (414)             (961)
Class B                                                (133)             (225)
Class M (3)                                             (89)             (199)
Class T
                                                       (636)           (1,385)




Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                               1,294            10,079
Class B                                               1,994             5,034
Class M (3)                                             400             2,675
Class T
                                                      3,688            17,788

                                                      7,872            18,162
Net increase (decrease) in net assets



Net Assets:
Beginning of period                                  48,821            30,659
End of period                                       $56,693           $48,821

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):    $127              $141



                                                    IDEX JCC
                                                    Balanced
Increase (Decrease) In Net Assets From:             1999 (1)          1998 (2)

Operations:
Net investment income (loss)                           $213              $239
Net realized gain (loss) on investments,
 futures/options contracts and
foreign currency transactions                         3,157               228
Net unrealized appreciation (depreciation)
 during the period                                   11,184             2,767
                                                     14,554             3,234




Distributions To Shareholders:
From net investment income:
Class A                                                 (64)             (175)
Class B                                                 (13)              (17)
Class M (3)                                              (6)              (12)
Class T
                                                        (83)             (204)
From net realized gains:
Class A                                                (129)           (1,280)
Class B                                                 (87)             (260)
Class M (3)                                             (32)             (158)
Class T
                                                       (248)           (1,698)




Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                              14,935             8,745
Class B                                              29,024             9,015
Class M (3)                                          10,808             3,158
Class T
                                                     54,767            20,918

                                                     68,990            22,250
Net increase (decrease) in net assets



Net Assets:
Beginning of period                                  39,808            17,558
End of period                                      $108,798           $39,808

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):    $185               $56



                                                    IDEX JCC
                                             Flexible Income
Increase (Decrease) In Net Assets From:             1999 (1)          1998 (2)

Operations:
Net investment income (loss)                           $570            $1,044
Net realized gain (loss) on investments,
 futures/options contracts and
foreign currency transactions                           227               254
Net unrealized appreciation (depreciation)
 during the period                                     (283)             (129)
                                                        514             1,169




Distributions To Shareholders:
From net investment income:
Class A                                                (391)             (920)
Class B                                                (103)              (66)
Class M (3)                                             (57)              (72)
Class T
                                                       (551)           (1,058)
From net realized gains:
Class A                                                 -                 -
Class B                                                 -                 -
Class M (3)                                             -                 -
Class T
                                                        -                 -




Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                 520              (676)
Class B                                               3,881             1,641
Class M (3)                                           1,267             1,282
Class T
                                                      5,668             2,247

                                                      5,631             2,358
Net increase (decrease) in net assets



Net Assets:
Beginning of period                                  19,564            17,206
End of period                                       $25,195           $19,564

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):     $61               $42



                                                  IDEX AEGON
                                                 Income Plus
Increase (Decrease) In Net Assets From:             1999 (1)          1998 (2)

Operations:
Net investment income (loss)                         $2,472            $4,651
Net realized gain (loss) on investments,
 futures/options contracts and
foreign currency transactions                           334             1,445
Net unrealized appreciation (depreciation)
 during the period                                     (517)           (3,738)
                                                      2,289             2,358




Distributions To Shareholders:
From net investment income:
Class A                                              (2,058)           (4,224)
Class B                                                (214)             (170)
Class M (3)                                            (185)             (274)
Class T
                                                     (2,457)           (4,668)
From net realized gains:
Class A                                              (1,219)           (1,318)
Class B                                                (128)              (38)
Class M (3)                                             (98)              (77)
Class T
                                                     (1,445)           (1,433)




Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                               4,719             1,203
Class B                                               5,030             3,450
Class M (3)                                           4,883               845
Class T
                                                     14,632             5,498

                                                     13,019             1,755
Net increase (decrease) in net assets



Net Assets:
Beginning of period                                  72,608            70,853
End of period                                       $85,627           $72,608

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):    $307              $293



                                                  IDEX AEGON
                                                  Tax Exempt
Increase (Decrease) In Net Assets From:             1999 (1)          1998 (2)

Operations:
Net investment income (loss)                           $458              $990
Net realized gain (loss) on investments,
 futures/options contracts and
foreign currency transactions                           220               449
Net unrealized appreciation (depreciation)
 during the period                                     (517)              233
                                                        161             1,672




Distributions To Shareholders:
From net investment income:
Class A                                                (430)             (925)
Class B                                                 (15)              (14)
Class M (3)                                             (33)              (40)
Class T
                                                       (478)             (979)
From net realized gains:
Class A                                                (365)             (306)
Class B                                                 (15)               (4)
Class M (3)                                             (30)              (12)
Class T
                                                       (410)             (322)




Net Increase (Decrease) in Net Assets from Shares Of
Beneficial Interest Transactions:
Class A                                                (121)           (1,369)
Class B                                                 455               272
Class M (3)                                             853               682
Class T
                                                      1,187              (415)

                                                        460               (44)
Net increase (decrease) in net assets



Net Assets:
Beginning of period                                  24,574            24,618
End of period                                       $25,034           $24,574

Undistributed Net Investment Income (Loss) or
 (Distribution in Excess of Net Investment Income):     $30               $51

  (1) For the six month period ended April 30, 1999, unaudited.
  (2) For the year ended October 31, 1998.
  (3) On March 1, 1999, the Fund changed the organizational structure of C shares and renamed them M shares.
  (4) From commencement of investment operations on March 1, 1999 through April 30, 1999, unaudited.

The notes to the financial statements are an integral part of these statements.



FINANCIAL HIGHLIGHTS (unaudited)
For a share of beneficial interest outstanding throughout each period:

                                                Investment Operations
                                       Net Asset
            Year or                       Value,            Net   Net Realized
             Period                    Beginning     Investment and Unrealized
              Ended                    of Period  Income (Loss)    Gain (Loss)

IDEX T. Rowe Price Small Cap
  Class A   4/30/99  (1)                 $10.00         $(0.01)         $0.17
  Class B   4/30/99  (1)                  10.00          (0.03)          0.17
  Class M   4/30/99  (1) (2)              10.00          (0.02)          0.17
IDEX JCC Capital Appreciation
  Class A   4/30/99                       16.97          (0.10)          9.27
           10/31/98                       15.90           0.01           1.51
           10/31/97                       15.49           0.04           0.58
           10/31/96  (3)                  15.75          (0.02)         (0.24)
            9/30/96  (4)                  13.54          (0.02)          3.12
            9/30/95  (5)                  10.00          (0.03)          3.57
  Class B   4/30/99                       16.72          (0.27)          9.27
           10/31/98                       15.74          (0.08)          1.51
           10/31/97                       15.42          (0.05)          0.58
           10/31/96  (3)                  15.69          (0.03)         (0.24)
            9/30/96                       13.49          (0.10)          3.12
  Class M   4/30/99  (2)                  16.76          (0.24)          9.27
           10/31/98                       15.77          (0.07)          1.51
           10/31/97                       15.43          (0.03)          0.58
           10/31/96  (3)                  15.70          (0.03)         (0.24)
            9/30/96  (4)                  13.49          (0.08)          3.12
            9/30/95  (5)                  10.00          (0.08)          3.57
IDEX Pilgrim Baxter Mid Cap Growth
  Class A   4/30/99  (1)                  10.00          (0.01)          1.80
  Class B   4/30/99  (1)                  10.00          (0.02)          1.80
  Class M   4/30/99  (1) (2)              10.00          (0.02)          1.80
IDEX Alger Aggressive Growth
  Class A   4/30/99                       22.24          (0.07)          8.83
           10/31/98                       18.77           0.03           4.02
           10/31/97                       15.70           0.05           3.69
           10/31/96  (3)                  15.75          (0.01)         (0.04)
            9/30/96  (4)                  17.68          (0.15)         (0.76)
            9/30/95  (5)                  10.00          (0.14)          7.82
  Class B   4/30/99                       21.93          (0.24)          8.83
           10/31/98                       18.58          (0.09)          4.02
           10/31/97                       15.58          (0.02)          3.69
           10/31/96  (3)                  15.63          (0.01)         (0.04)
            9/30/96  (4)                  17.64          (0.23)         (0.76)
  Class M   4/30/99  (2)                  21.98          (0.22)          8.83
           10/31/98                       18.61          (0.07)          4.02
           10/31/97                       15.60          (0.01)          3.69
           10/31/96  (3)                  15.65          (0.01)         (0.04)
            9/30/96  (4)                  17.64          (0.21)         (0.76)
            9/30/95  (5)                  10.00          (0.18)          7.82
IDEX GE/SE International Equity
  Class A   4/30/99                       10.77          (0.03)          1.57
           10/31/98  (4)                  10.57           0.07           0.20
           10/31/97  (6)                  10.00           0.07           0.50
  Class B   4/30/99                       10.71          (0.08)          1.57
           10/31/98  (4)                  10.52            -             0.20
           10/31/97  (6)                  10.00           0.02           0.50
  Class M   4/30/99  (2)                  10.72          (0.07)          1.57
           10/31/98  (4)                  10.53           0.01           0.20
           10/31/97  (6)                  10.00           0.03           0.50
IDEX JCC Global
  Class A   4/30/99                      $24.09           $-            $5.60
           10/31/98  (4)                  23.74           0.08           2.34
           10/31/97                       21.39           0.07           4.38
           10/31/96  (3)                  21.40          (0.02)          0.01
            9/30/96                       17.73          (0.09)          4.38
            9/30/95                       15.93          (0.06)          2.42
  Class B   4/30/99                       23.62          (0.19)          5.60
           10/31/98  (4)                  23.38          (0.03)          2.34
           10/31/97                       21.13          (0.03)          4.38
           10/31/96  (3)                  21.14          (0.02)          0.01
            9/30/96                       17.57          (0.19)          4.38
  Class M   4/30/99  (2)                  23.56          (0.19)          5.60
           10/31/98  (4)                  23.30          (0.01)          2.34
           10/31/97                       21.03          (0.01)          4.38
           10/31/96  (3)                  21.04          (0.02)          0.01
            9/30/96                       17.46          (0.18)          4.38
            9/30/95                       15.74          (0.14)          2.42
IDEX Salomon All Cap
  Class A   4/30/99  (1)                  10.00            -             1.15
  Class B   4/30/99  (1)                  10.00          (0.01)          1.15
  Class M   4/30/99  (1) (2)              10.00          (0.01)          1.15
IDEX JCC Growth
  Class A   4/30/99                       29.35          (0.11)         13.18
           10/31/98                       25.04          (0.02)          7.64
           10/31/97                       21.97          (0.02)          3.56
           10/31/96  (3)                  22.21            -            (0.24)
            9/30/96                       22.84          (0.11)          4.66
            9/30/95                       16.78          (0.05)          6.18
  Class B   4/30/99                       28.63          (0.50)         13.18
           10/31/98                       24.55          (0.25)          7.64
           10/31/97                       21.60          (0.14)          3.56
           10/31/96  (3)                  21.85          (0.01)         (0.24)
            9/30/96                       22.64          (0.27)          4.66
  Class M   4/30/99  (2)                  28.74          (0.44)         13.18
           10/31/98                       24.62          (0.21)          7.64
           10/31/97                       21.65          (0.12)          3.56
           10/31/96  (3)                  21.91          (0.02)         (0.24)
            9/30/96                       22.64          (0.21)          4.66
            9/30/95                       16.68          (0.15)          6.18
  Class T   4/30/99                       29.74           0.11          13.18
           10/31/98  (4)                  25.31           0.13           7.64
           10/31/97                       22.17           0.05           3.56
           10/31/96  (3)                  22.41            -            (0.24)
            9/30/96  (7)                  22.23            -             0.18
IDEX Goldman Sachs Growth
  Class A   4/30/99  (1)                  10.00          (0.01)          0.92
  Class B   4/30/99  (1)                  10.00          (0.02)          0.92
  Class M   4/30/99  (1) (2)              10.00          (0.01)          0.92
IDEX C.A.S.E. Growth
  Class A   4/30/99                      $10.14         $(0.05)         $2.71
           10/31/98                       12.90           0.03          (1.84)
           10/31/97  (4)                  10.56          (0.01)          2.86
           10/31/96  (3)                  10.46          (0.07)          0.17
            9/30/96  (8)                  10.00           0.61          (0.15)
  Class B   4/30/99                       10.02          (0.11)          2.71
           10/31/98                       12.85          (0.04)         (1.84)
           10/31/97  (4)                  10.51          (0.07)          2.86
           10/31/96  (3)                  10.41          (0.07)          0.17
            9/30/96  (8)                  10.00           0.56          (0.15)
  Class M   4/30/99  (2)                  10.04          (0.10)          2.71
           10/31/98                       12.86          (0.03)         (1.84)
           10/31/97  (4)                  10.52          (0.06)          2.86
           10/31/96  (3)                  10.42          (0.07)          0.17
            9/30/96  (8)                  10.00           0.57          (0.15)
IDEX NWQ Value Equity
  Class A   4/30/99                       11.09           0.02           1.51
           10/31/98                       11.71           0.03          (0.61)
           10/31/97  (6)                  10.00           0.02           1.69
  Class B   4/30/99                       10.98          (0.03)          1.51
           10/31/98                       11.67          (0.04)         (0.61)
           10/31/97  (6)                  10.00          (0.02)          1.69
  Class M   4/30/99  (2)                  11.00          (0.03)          1.51
           10/31/98                       11.67          (0.02)         (0.61)
           10/31/97  (6)                  10.00          (0.02)          1.69
IDEX T. Rowe Price Dividend Growth
  Class A   4/30/99  (1)                  10.00           0.02           0.70
  Class B   4/30/99  (1)                  10.00           0.01           0.70
  Class M   4/30/99  (1) (2)              10.00           0.01           0.70
IDEX Dean Asset Allocation
  Class A   4/30/99                       13.14           0.28           0.11
           10/31/98                       13.19           0.22           0.67
           10/31/97                       11.19           0.19           2.02
           10/31/96  (3)                  11.03           0.02           0.14
            9/30/96                       10.00           0.08           1.03
  Class B   4/30/99                       13.13           0.24           0.11
           10/31/98                       13.18           0.14           0.67
           10/31/97                       11.18           0.11           2.02
           10/31/96  (3)                  11.02           0.02           0.14
            9/30/96                       10.00              -           1.03
  Class M   4/30/99  (2)                  13.13           0.24           0.11
           10/31/98                       13.18           0.15           0.67
           10/31/97                       11.18           0.12           2.02
           10/31/96  (3)                  11.03           0.01           0.14
            9/30/96                       10.00           0.02           1.03
IDEX LKCM Strategic Total Return
  Class A   4/30/99                      $16.18          $0.11          $1.54
           10/31/98                       15.91           0.21           0.94
           10/31/97                       13.43           0.20           2.79
           10/31/96  (3)                  13.27           0.01           0.15
            9/30/96                       11.74           0.20           1.65
            9/30/95  (5)                  10.00           0.09           1.75
  Class B   4/30/99                       16.17           0.05           1.54
           10/31/98                       15.89           0.11           0.94
           10/31/97                       13.42           0.10           2.79
           10/31/96  (3)                  13.27            -             0.15
            9/30/96                       11.73           0.13           1.65
  Class M   4/30/99  (2)                  16.17           0.05           1.54
           10/31/98                       15.90           0.12           0.94
           10/31/97                       13.42           0.12           2.79
           10/31/96  (3)                  13.27            -             0.15
            9/30/96                       11.73           0.15           1.65
            9/30/95  (5)                  10.00           0.03           1.75
IDEX JCC Balanced
  Class A   4/30/99                       14.75           0.07           3.96
           10/31/98                       14.34           0.15           1.76
           10/31/97                       13.58           0.19           2.52
           10/31/96  (3)                  13.47           0.01           0.10
            9/30/96                       11.47           0.24           2.25
            9/30/95  (5)                  10.00           0.05           1.47
  Class B   4/30/99                       14.74           0.01           3.96
           10/31/98                       14.33           0.06           1.76
           10/31/97                       13.56           0.12           2.52
           10/31/96  (3)                  13.46            -             0.10
            9/30/96                       11.47           0.15           2.25
  Class M   4/30/99  (2)                  14.74           0.03           3.96
           10/31/98                       14.33           0.07           1.76
           10/31/97                       13.57           0.12           2.52
           10/31/96  (3)                  13.46           0.01           0.10
            9/30/96                       11.47           0.16           2.25
            9/30/95  (5)                  10.00           0.01           1.47
IDEX JCC Flexible Income
  Class A   4/30/99                        9.84           0.28          (0.01)
           10/31/98                        9.75           0.61           0.10
           10/31/97                        9.33           0.61           0.42
           10/31/96  (3)                   9.19           0.05           0.14
            9/30/96                        9.17           0.60            -
            9/30/95                        8.83           0.61           0.37
  Class B   4/30/99                        9.83           0.25          (0.01)
           10/31/98                        9.75           0.54           0.10
           10/31/97                        9.32           0.56           0.42
           10/31/96  (3)                   9.18           0.05           0.14
            9/30/96                        9.17           0.53            -
  Class M   4/30/99  (2)                   9.84           0.25          (0.01)
           10/31/98                        9.75           0.56           0.10
           10/31/97                        9.32           0.57           0.42
           10/31/96  (3)                   9.18           0.05           0.14
            9/30/96                        9.17           0.54            -
            9/30/95                        8.83           0.56           0.37
IDEX AEGON Income Plus
  Class A   4/30/99                      $10.43          $0.33         $(0.01)
           10/31/98                       10.96           0.69          (0.30)
           10/31/97                       10.61           0.76           0.44
           10/31/96  (3)                  10.41           0.04           0.22
            9/30/96                       10.36           0.72           0.04
            9/30/95                        9.75           0.75           0.71
  Class B   4/30/99                       10.42           0.29          (0.01)
           10/31/98                       10.96           0.61          (0.30)
           10/31/97                       10.61           0.69           0.44
           10/31/96  (3)                  10.40           0.05           0.22
            9/30/96                       10.35           0.65           0.04
  Class M   4/30/99  (2)                  10.42           0.29          (0.01)
           10/31/98                       10.96           0.62          (0.30)
           10/31/97                       10.61           0.70           0.44
           10/31/96  (3)                  10.40           0.05           0.22
            9/30/96                       10.35           0.66           0.04
            9/30/95                        9.74           0.69           0.71
IDEX AEGON Tax Exempt
  Class A   4/30/99                       11.94           0.22          (0.14)
           10/31/98                       11.75           0.48           0.34
           10/31/97                       11.40           0.53           0.43
           10/31/96  (3)                  11.36           0.05           0.04
            9/30/96                       11.34           0.55           0.10
            9/30/95                       11.10           0.55           0.29
  Class B   4/30/99                       11.94           0.17          (0.14)
           10/31/98                       11.74           0.41           0.34
           10/31/97                       11.40           0.44           0.43
           10/31/96  (3)                  11.36           0.04           0.04
            9/30/96                       11.34           0.48           0.10
  Class M   4/30/99  (2)                  11.94           0.19          (0.14)
           10/31/98                       11.75           0.45           0.34
           10/31/97                       11.40           0.50           0.43
           10/31/96  (3)                  11.36           0.04           0.04
            9/30/96                       11.34           0.52           0.10
            9/30/95                       11.10           0.52           0.29


                                                  Distributions

            Year or                                    From Net       From Net
             Period                        Total     Investment       Realized
              Ended                   Operations         Income  Capital Gains

IDEX T. Rowe Price Small Cap
  Class A   4/30/99  (1)                  $0.16           $-             $-
  Class B   4/30/99  (1)                   0.14            -              -
  Class M   4/30/99  (1) (2)               0.15            -              -
IDEX JCC Capital Appreciation
  Class A   4/30/99                        9.17            -            (1.81)
           10/31/98                        1.52            -            (0.45)
           10/31/97                        0.62            -            (0.21)
           10/31/96  (3)                  (0.26)           -              -
            9/30/96  (4)                   3.10          (0.07)         (0.82)
            9/30/95  (5)                   3.54            -              -
  Class B   4/30/99                        9.00            -            (1.81)
           10/31/98                        1.43            -            (0.45)
           10/31/97                        0.53            -            (0.21)
           10/31/96  (3)                  (0.27)           -              -
            9/30/96                        3.02            -            (0.82)
  Class M   4/30/99  (2)                   9.03            -            (1.81)
           10/31/98                        1.44            -            (0.45)
           10/31/97                        0.55            -            (0.21)
           10/31/96  (3)                  (0.27)           -              -
            9/30/96  (4)                   3.04          (0.01)         (0.82)
            9/30/95  (5)                   3.49            -              -
IDEX Pilgrim Baxter Mid Cap Growth
  Class A   4/30/99  (1)                   1.79            -              -
  Class B   4/30/99  (1)                   1.78            -              -
  Class M   4/30/99  (1) (2)               1.78            -              -
IDEX Alger Aggressive Growth
  Class A   4/30/99                        8.76            -            (1.18)
           10/31/98                        4.05            -            (0.58)
           10/31/97                        3.74            -            (0.67)
           10/31/96  (3)                  (0.05)           -              -
            9/30/96  (4)                  (0.91)           -            (1.02)
            9/30/95  (5)                   7.68            -              -
  Class B   4/30/99                        8.59            -            (1.18)
           10/31/98                        3.93            -            (0.58)
           10/31/97                        3.67            -            (0.67)
           10/31/96  (3)                  (0.05)           -              -
            9/30/96  (4)                  (0.99)           -            (1.02)
  Class M   4/30/99  (2)                   8.61            -            (1.18)
           10/31/98                        3.95            -            (0.58)
           10/31/97                        3.68            -            (0.67)
           10/31/96  (3)                  (0.05)           -              -
            9/30/96  (4)                  (0.97)           -            (1.02)
            9/30/95  (5)                   7.64            -              -
IDEX GE/SE International Equity
  Class A   4/30/99                        1.54            -              -
           10/31/98  (4)                   0.27          (0.07)           -
           10/31/97  (6)                   0.57            -              -
  Class B   4/30/99                        1.49            -              -
           10/31/98  (4)                   0.20          (0.01)           -
           10/31/97  (6)                   0.52            -              -
  Class M   4/30/99  (2)                   1.50            -              -
           10/31/98  (4)                   0.21          (0.02)           -
           10/31/97  (6)                   0.53            -              -
IDEX JCC Global
  Class A   4/30/99                       $5.60           $-             $-
           10/31/98  (4)                   2.42            -            (2.07)
           10/31/97                        4.45            -            (2.10)
           10/31/96  (3)                  (0.01)           -              -
            9/30/96                        4.29            -            (0.62)
            9/30/95                        2.36            -            (0.56)
  Class B   4/30/99                        5.41            -              -
           10/31/98  (4)                   2.31            -            (2.07)
           10/31/97                        4.35            -            (2.10)
           10/31/96  (3)                  (0.01)           -              -
            9/30/96                        4.19            -            (0.62)
  Class M   4/30/99  (2)                   5.41            -              -
           10/31/98  (4)                   2.33            -            (2.07)
           10/31/97                        4.37            -            (2.10)
           10/31/96  (3)                  (0.01)           -              -
            9/30/96                        4.20            -            (0.62)
            9/30/95                        2.28            -            (0.56)
IDEX Salomon All Cap
  Class A   4/30/99  (1)                   1.15            -              -
  Class B   4/30/99  (1)                   1.14            -              -
  Class M   4/30/99  (1) (2)               1.14            -              -
IDEX JCC Growth
  Class A   4/30/99                       13.07            -            (0.39)
           10/31/98                        7.62            -            (3.31)
           10/31/97                        3.54            -            (0.47)
           10/31/96  (3)                  (0.24)           -              -
            9/30/96                        4.55            -            (5.18)
            9/30/95                        6.13            -            (0.07)
  Class B   4/30/99                       12.68            -            (0.39)
           10/31/98                        7.39            -            (3.31)
           10/31/97                        3.42            -            (0.47)
           10/31/96  (3)                  (0.25)           -              -
            9/30/96                        4.39            -            (5.18)
  Class M   4/30/99  (2)                  12.74            -            (0.39)
           10/31/98                        7.43            -            (3.31)
           10/31/97                        3.44            -            (0.47)
           10/31/96  (3)                  (0.26)           -              -
            9/30/96                        4.45            -            (5.18)
            9/30/95                        6.03            -            (0.07)
  Class T   4/30/99                       13.29            -            (0.39)
           10/31/98  (4)                   7.77          (0.03)         (3.31)
           10/31/97                        3.61            -            (0.47)
           10/31/96  (3)                  (0.24)           -              -
            9/30/96  (7)                   0.18            -              -
IDEX Goldman Sachs Growth
  Class A   4/30/99  (1)                   0.91            -              -
  Class B   4/30/99  (1)                   0.90            -              -
  Class M   4/30/99  (1) (2)               0.91            -              -
IDEX C.A.S.E. Growth
  Class A   4/30/99                       $2.66           $-           $(0.84)
           10/31/98                       (1.81)           -            (0.95)
           10/31/97  (4)                   2.85          (0.51)           -
           10/31/96  (3)                   0.10            -              -
            9/30/96  (8)                   0.46            -              -
  Class B   4/30/99                        2.60            -            (0.84)
           10/31/98                       (1.88)           -            (0.95)
           10/31/97  (4)                   2.79          (0.45)           -
           10/31/96  (3)                   0.10            -              -
            9/30/96  (8)                   0.41            -              -
  Class M   4/30/99  (2)                   2.61            -            (0.84)
           10/31/98                       (1.87)           -            (0.95)
           10/31/97  (4)                   2.80          (0.46)           -
           10/31/96  (3)                   0.10            -              -
            9/30/96  (8)                   0.42            -              -
IDEX NWQ Value Equity
  Class A   4/30/99                        1.53            -            (0.27)
           10/31/98                       (0.58)           -            (0.04)
           10/31/97  (6)                   1.71            -              -
  Class B   4/30/99                        1.48            -            (0.27)
           10/31/98                       (0.65)           -            (0.04)
           10/31/97  (6)                   1.67            -              -
  Class M   4/30/99  (2)                   1.48            -            (0.27)
           10/31/98                       (0.63)           -            (0.04)
           10/31/97  (6)                   1.67            -              -
IDEX T. Rowe Price Dividend Growth
  Class A   4/30/99  (1)                   0.72            -              -
  Class B   4/30/99  (1)                   0.71            -              -
  Class M   4/30/99  (1) (2)               0.71            -              -
IDEX Dean Asset Allocation
  Class A   4/30/99                        0.39          (0.11)         (0.65)
           10/31/98                        0.89          (0.21)         (0.73)
           10/31/97                        2.21          (0.17)         (0.04)
           10/31/96  (3)                   0.16            -              -
            9/30/96                        1.11          (0.08)           -
  Class B   4/30/99                        0.35          (0.07)         (0.65)
           10/31/98                        0.81          (0.13)         (0.73)
           10/31/97                        2.13          (0.09)         (0.04)
           10/31/96  (3)                   0.16            -              -
            9/30/96                        1.03          (0.01)           -
  Class M   4/30/99  (2)                   0.35          (0.07)         (0.65)
           10/31/98                        0.82          (0.14)         (0.73)
           10/31/97                        2.14          (0.10)         (0.04)
           10/31/96  (3)                   0.15            -              -
            9/30/96                        1.05          (0.02)           -
IDEX LKCM Strategic Total Return
  Class A   4/30/99                       $1.65         $(0.10)        $(0.21)
           10/31/98                        1.15          (0.21)         (0.67)
           10/31/97                        2.99          (0.19)         (0.32)
           10/31/96  (3)                   0.16            -              -
            9/30/96                        1.85          (0.17)         (0.15)
            9/30/95  (5)                   1.84          (0.10)           -
  Class B   4/30/99                        1.59          (0.05)         (0.21)
           10/31/98                        1.05          (0.10)         (0.67)
           10/31/97                        2.89          (0.10)         (0.32)
           10/31/96  (3)                   0.15            -              -
            9/30/96                        1.78          (0.09)         (0.15)
  Class M   4/30/99  (2)                   1.59          (0.05)         (0.21)
           10/31/98                        1.06          (0.12)         (0.67)
           10/31/97                        2.91          (0.11)         (0.32)
           10/31/96  (3)                   0.15            -              -
            9/30/96                        1.80          (0.11)         (0.15)
            9/30/95  (5)                   1.78          (0.05)           -
IDEX JCC Balanced
  Class A   4/30/99                        4.03          (0.04)         (0.08)
           10/31/98                        1.91          (0.15)         (1.35)
           10/31/97                        2.71          (0.20)         (1.75)
           10/31/96  (3)                   0.11            -              -
            9/30/96                        2.49          (0.21)         (0.28)
            9/30/95  (5)                   1.52          (0.05)           -
  Class B   4/30/99                        3.97          (0.01)         (0.08)
           10/31/98                        1.82          (0.06)         (1.35)
           10/31/97                        2.64          (0.12)         (1.75)
           10/31/96  (3)                   0.10            -              -
            9/30/96                        2.40          (0.13)         (0.28)
  Class M   4/30/99  (2)                   3.99          (0.02)         (0.08)
           10/31/98                        1.83          (0.07)         (1.35)
           10/31/97                        2.64          (0.13)         (1.75)
           10/31/96  (3)                   0.11            -              -
            9/30/96                        2.41          (0.14)         (0.28)
            9/30/95  (5)                   1.48          (0.01)           -
IDEX JCC Flexible Income
  Class A   4/30/99                        0.27          (0.28)           -
           10/31/98                        0.71          (0.62)           -
           10/31/97                        1.03          (0.61)           -
           10/31/96  (3)                   0.19          (0.05)           -
            9/30/96                        0.60          (0.58)           -
            9/30/95                        0.98          (0.64)           -
  Class B   4/30/99                        0.24          (0.24)           -
           10/31/98                        0.64          (0.56)           -
           10/31/97                        0.98          (0.55)           -
           10/31/96  (3)                   0.19          (0.05)           -
            9/30/96                        0.53          (0.52)           -
  Class M   4/30/99  (2)                   0.24          (0.25)           -
           10/31/98                        0.66          (0.57)           -
           10/31/97                        0.99          (0.56)           -
           10/31/96  (3)                   0.19          (0.05)           -
            9/30/96                        0.54          (0.53)           -
            9/30/95                        0.93          (0.59)           -
IDEX AEGON Income Plus
  Class A   4/30/99                       $0.32         $(0.33)        $(0.20)
           10/31/98                        0.39          (0.70)         (0.22)
           10/31/97                        1.20          (0.75)         (0.10)
           10/31/96  (3)                   0.26          (0.06)           -
            9/30/96                        0.76          (0.71)           -
            9/30/95                        1.46          (0.75)         (0.10)
  Class B   4/30/99                        0.28          (0.29)         (0.20)
           10/31/98                        0.31          (0.63)         (0.22)
           10/31/97                        1.13          (0.68)         (0.10)
           10/31/96  (3)                   0.27          (0.06)           -
            9/30/96                        0.69          (0.64)           -
  Class M   4/30/99  (2)                   0.28          (0.29)         (0.20)
           10/31/98                        0.32          (0.64)         (0.22)
           10/31/97                        1.14          (0.69)         (0.10)
           10/31/96  (3)                   0.27          (0.06)           -
            9/30/96                        0.70          (0.65)           -
            9/30/95                        1.40          (0.69)         (0.10)
IDEX AEGON Tax Exempt
  Class A   4/30/99                        0.08          (0.23)         (0.20)
           10/31/98                        0.82          (0.48)         (0.15)
           10/31/97                        0.96          (0.53)         (0.08)
           10/31/96  (3)                   0.09          (0.05)           -
            9/30/96                        0.65          (0.56)         (0.07)
            9/30/95                        0.84          (0.56)         (0.04)
  Class B   4/30/99                        0.03          (0.18)         (0.20)
           10/31/98                        0.75          (0.40)         (0.15)
           10/31/97                        0.87          (0.45)         (0.08)
           10/31/96  (3)                   0.08          (0.04)           -
            9/30/96                        0.58          (0.49)         (0.07)
  Class M   4/30/99  (2)                   0.05          (0.20)         (0.20)
           10/31/98                        0.79          (0.45)         (0.15)
           10/31/97                        0.93          (0.50)         (0.08)
           10/31/96  (3)                   0.08          (0.04)           -
            9/30/96                        0.62          (0.53)         (0.07)
            9/30/95                        0.81          (0.53)         (0.04)




                                                      Net Asset
            Year or                                      Value,
             Period                        Total            End          Total
              Ended                Distributions      of Period     Return (9)

IDEX T. Rowe Price Small Cap
  Class A   4/30/99  (1)                   $-           $10.16           1.55%
  Class B   4/30/99  (1)                    -            10.14         1.45
  Class M   4/30/99  (1) (2)                -            10.15         1.46
IDEX JCC Capital Appreciation
  Class A   4/30/99                       (1.81)         24.33        58.21
           10/31/98                       (0.45)         16.97         9.87
           10/31/97                       (0.21)         15.90         4.09
           10/31/96  (3)                    -            15.49        (1.59)
            9/30/96  (4)                  (0.89)         15.75        24.35
            9/30/95  (5)                    -            13.54        35.40
  Class B   4/30/99                       (1.81)         23.91        58.10
           10/31/98                       (0.45)         16.72         9.35
           10/31/97                       (0.21)         15.74         3.56
           10/31/96  (3)                    -            15.42        (1.66)
            9/30/96                       (0.82)         15.69        23.63
  Class M   4/30/99  (2)                  (1.81)         23.98        58.11
           10/31/98                       (0.45)         16.76         9.43
           10/31/97                       (0.21)         15.77         3.64
           10/31/96  (3)                    -            15.43        (1.66)
            9/30/96  (4)                  (0.83)         15.70        23.81
            9/30/95  (5)                    -            13.49        34.90
IDEX Pilgrim Baxter Mid Cap Growth
  Class A   4/30/99  (1)                    -            11.79        17.91
  Class B   4/30/99  (1)                    -            11.78        17.80
  Class M   4/30/99  (1) (2)                -            11.78        17.81
IDEX Alger Aggressive Growth
  Class A   4/30/99                       (1.18)         29.82        40.29
           10/31/98                       (0.58)         22.24        22.48
           10/31/97                       (0.67)         18.77        24.71
           10/31/96  (3)                    -            15.70        (0.32)
            9/30/96  (4)                  (1.02)         15.75        (4.91)
            9/30/95  (5)                    -            17.68        76.80
  Class B   4/30/99                       (1.18)         29.34        40.07
           10/31/98                       (0.58)         21.93        22.04
           10/31/97                       (0.67)         18.58        24.47
           10/31/96  (3)                    -            15.58        (0.32)
            9/30/96  (4)                  (1.02)         15.63        (5.33)
  Class M   4/30/99  (2)                  (1.18)         29.41        40.11
           10/31/98                       (0.58)         21.98        22.11
           10/31/97                       (0.67)         18.61        24.50
           10/31/96  (3)                    -            15.60        (0.32)
            9/30/96  (4)                  (1.02)         15.65        (5.22)
            9/30/95  (5)                    -            17.64        76.40
IDEX GE/SE International Equity
  Class A   4/30/99                         -            12.31        14.07
           10/31/98  (4)                  (0.07)         10.77         2.58
           10/31/97  (6)                    -            10.57         5.70
  Class B   4/30/99                         -            12.20        13.75
           10/31/98  (4)                  (0.01)         10.71         1.89
           10/31/97  (6)                    -            10.52         5.20
  Class M   4/30/99  (2)                    -            12.22        13.80
           10/31/98  (4)                  (0.02)         10.72         1.99
           10/31/97  (6)                    -            10.53         5.30
IDEX JCC Global
  Class A   4/30/99                        $-           $29.69          23.21%
           10/31/98  (4)                  (2.07)         24.09        11.30
           10/31/97                       (2.10)         23.74        22.72
           10/31/96  (3)                    -            21.39        (0.05)
            9/30/96                       (0.62)         21.40        25.04
            9/30/95                       (0.56)         17.73        15.47
  Class B   4/30/99                         -            29.03        22.91
           10/31/98  (4)                  (2.07)         23.62        10.93
           10/31/97                       (2.10)         23.38        22.53
           10/31/96  (3)                    -            21.13        (0.05)
            9/30/96                       (0.62)         21.14        24.70
  Class M   4/30/99  (2)                    -            28.97        22.96
           10/31/98  (4)                  (2.07)         23.56        11.08
           10/31/97                       (2.10)         23.30        22.72
           10/31/96  (3)                    -            21.03        (0.05)
            9/30/96                       (0.62)         21.04        24.91
            9/30/95                       (0.56)         17.46        15.14
IDEX Salomon All Cap
  Class A   4/30/99  (1)                    -            11.15        11.53
  Class B   4/30/99  (1)                    -            11.14        11.42
  Class M   4/30/99  (1) (2)                -            11.14        11.44
IDEX JCC Growth
  Class A   4/30/99                       (0.39)         42.03        44.84
           10/31/98                       (3.31)         29.35        35.21
           10/31/97                       (0.47)         25.04        16.40
           10/31/96  (3)                    -            21.97        (1.09)
            9/30/96                       (5.18)         22.21        22.41
            9/30/95                       (0.07)         22.84        36.70
  Class B   4/30/99                       (0.39)         40.92        44.60
           10/31/98                       (3.31)         28.63        34.96
           10/31/97                       (0.47)         24.55        16.11
           10/31/96  (3)                    -            21.60        (1.14)
            9/30/96                       (5.18)         21.85        21.87
  Class M   4/30/99  (2)                  (0.39)         41.09        44.63
           10/31/98                       (3.31)         28.74        35.00
           10/31/97                       (0.47)         24.62        16.19
           10/31/96  (3)                    -            21.65        (1.19)
            9/30/96                       (5.18)         21.91        22.15
            9/30/95                       (0.07)         22.64        36.32
  Class T   4/30/99                       (0.39)         42.64        44.97
           10/31/98  (4)                  (3.34)         29.74        35.53
           10/31/97                       (0.47)         25.31        16.54
           10/31/96  (3)                    -            22.17        (1.03)
            9/30/96  (7)                    -            22.41         0.81
IDEX Goldman Sachs Growth
  Class A   4/30/99  (1)                    -            10.91         9.15
  Class B   4/30/99  (1)                    -            10.90         9.04
  Class M   4/30/99  (1) (2)                -            10.91         9.06
IDEX C.A.S.E. Growth
  Class A   4/30/99                      $(0.84)        $11.96          28.12%
           10/31/98                       (0.95)         10.14       (14.83)
           10/31/97  (4)                  (0.51)         12.90        28.31
           10/31/96  (3)                    -            10.56         0.96
            9/30/96  (8)                    -            10.46         4.60
  Class B   4/30/99                       (0.84)         11.78        27.85
           10/31/98                       (0.95)         10.02       (15.40)
           10/31/97  (4)                  (0.45)         12.85        27.62
           10/31/96  (3)                    -            10.51         0.96
            9/30/96  (8)                    -            10.41         4.10
  Class M   4/30/99  (2)                  (0.84)         11.81        27.89
           10/31/98                       (0.95)         10.04       (15.31)
           10/31/97  (4)                  (0.46)         12.86        27.73
           10/31/96  (3)                    -            10.52         0.96
            9/30/96  (8)                    -            10.42         4.20
IDEX NWQ Value Equity
  Class A   4/30/99                       (0.27)         12.35        14.22
           10/31/98                       (0.04)         11.09        (4.96)
           10/31/97  (6)                    -            11.71        17.14
  Class B   4/30/99                       (0.27)         12.19        13.88
           10/31/98                       (0.04)         10.98        (5.55)
           10/31/97  (6)                    -            11.67        16.65
  Class M   4/30/99  (2)                  (0.27)         12.21        13.93
           10/31/98                       (0.04)         11.00        (5.46)
           10/31/97  (6)                    -            11.67        16.73
IDEX T. Rowe Price Dividend Growth
  Class A   4/30/99  (1)                    -            10.72         7.18
  Class B   4/30/99  (1)                    -            10.71         7.07
  Class M   4/30/99  (1) (2)                -            10.71         7.09
IDEX Dean Asset Allocation
  Class A   4/30/99                       (0.76)         12.77         3.13
           10/31/98                       (0.94)         13.14         7.25
           10/31/97                       (0.21)         13.19        19.84
           10/31/96  (3)                    -            11.19         1.45
            9/30/96                       (0.08)         11.03        11.07
  Class B   4/30/99                       (0.72)         12.76         2.79
           10/31/98                       (0.86)         13.13         6.56
           10/31/97                       (0.13)         13.18        19.08
           10/31/96  (3)                    -            11.18         1.45
            9/30/96                       (0.01)         11.02        10.39
  Class M   4/30/99  (2)                  (0.72)         12.76         2.84
           10/31/98                       (0.87)         13.13         6.67
           10/31/97                       (0.14)         13.18        19.20
           10/31/96  (3)                    -            11.18         1.36
            9/30/96                       (0.02)         11.03        10.50
IDEX LKCM Strategic Total Return
  Class A   4/30/99                      $(0.31)        $17.52          10.28%
           10/31/98                       (0.88)         16.18         7.43
           10/31/97                       (0.51)         15.91        22.80
           10/31/96  (3)                    -            13.43         1.20
            9/30/96                       (0.32)         13.27        16.00
            9/30/95  (5)                  (0.10)         11.74        18.43
  Class B   4/30/99                       (0.26)         17.50         9.93
           10/31/98                       (0.77)         16.17         6.74
           10/31/97                       (0.42)         15.89        22.03
           10/31/96  (3)                    -            13.42         1.13
            9/30/96                       (0.24)         13.27        15.38
  Class M   4/30/99  (2)                  (0.26)         17.50         9.98
           10/31/98                       (0.79)         16.17         6.85
           10/31/97                       (0.43)         15.90        22.15
           10/31/96  (3)                    -            13.42         1.13
            9/30/96                       (0.26)         13.27        15.49
            9/30/95  (5)                  (0.05)         11.73        17.95
IDEX JCC Balanced
  Class A   4/30/99                       (0.12)         18.66        27.42
           10/31/98                       (1.50)         14.75        14.69
           10/31/97                       (1.95)         14.34        22.96
           10/31/96  (3)                    -            13.58         0.81
            9/30/96                       (0.49)         13.47        22.12
            9/30/95  (5)                  (0.05)         11.47        15.27
  Class B   4/30/99                       (0.09)         18.62        27.03
           10/31/98                       (1.41)         14.74        13.97
           10/31/97                       (1.87)         14.33        22.19
           10/31/96  (3)                    -            13.56         0.74
            9/30/96                       (0.41)         13.46        21.38
  Class M   4/30/99  (2)                  (0.10)         18.63        27.10
           10/31/98                       (1.42)         14.74        14.08
           10/31/97                       (1.88)         14.33        22.31
           10/31/96  (3)                    -            13.57         0.81
            9/30/96                       (0.42)         13.46        21.49
            9/30/95  (5)                  (0.01)         11.47        14.77
IDEX JCC Flexible Income
  Class A   4/30/99                       (0.28)          9.83         2.59
           10/31/98                       (0.62)          9.84         7.43
           10/31/97                       (0.61)          9.75        11.53
           10/31/96  (3)                  (0.05)          9.33         2.08
            9/30/96                       (0.58)          9.19         6.73
            9/30/95                       (0.64)          9.17        11.57
  Class B   4/30/99                       (0.24)          9.83         2.26
           10/31/98                       (0.56)          9.83         6.74
           10/31/97                       (0.55)          9.75        10.79
           10/31/96  (3)                  (0.05)          9.32         2.04
            9/30/96                       (0.52)          9.18         5.94
  Class M   4/30/99  (2)                  (0.25)          9.83         2.31
           10/31/98                       (0.57)          9.84         6.84
           10/31/97                       (0.56)          9.75        10.91
           10/31/96  (3)                  (0.05)          9.32         2.04
            9/30/96                       (0.53)          9.18         6.03
            9/30/95                       (0.59)          9.17        10.95
IDEX AEGON Income Plus
  Class A   4/30/99                      $(0.53)        $10.22           3.05%
           10/31/98                       (0.92)         10.43         3.54
           10/31/97                       (0.85)         10.96        11.86
           10/31/96  (3)                  (0.06)         10.61         2.53
            9/30/96                       (0.71)         10.41         7.64
            9/30/95                       (0.85)         10.36        15.85
  Class B   4/30/99                       (0.49)         10.21         2.66
           10/31/98                       (0.85)         10.42         2.87
           10/31/97                       (0.78)         10.96        11.10
           10/31/96  (3)                  (0.06)         10.61         2.59
            9/30/96                       (0.64)         10.40         6.95
  Class M   4/30/99  (2)                  (0.49)         10.21         2.72
           10/31/98                       (0.86)         10.42         2.97
           10/31/97                       (0.79)         10.96        11.22
           10/31/96  (3)                  (0.06)         10.61         2.59
            9/30/96                       (0.65)         10.40         7.05
            9/30/95                       (0.79)         10.35        15.08
IDEX AEGON Tax Exempt
  Class A   4/30/99                       (0.43)         11.59         0.67
           10/31/98                       (0.63)         11.94         7.19
           10/31/97                       (0.61)         11.75         8.68
           10/31/96  (3)                  (0.05)         11.40         0.76
            9/30/96                       (0.63)         11.36         5.89
            9/30/95                       (0.60)         11.34         7.75
  Class B   4/30/99                       (0.38)         11.59         0.29
           10/31/98                       (0.55)         11.94         6.50
           10/31/97                       (0.53)         11.74         7.93
           10/31/96  (3)                  (0.04)         11.40         0.71
            9/30/96                       (0.56)         11.36         5.21
  Class M   4/30/99  (2)                  (0.40)         11.59         0.45
           10/31/98                       (0.60)         11.94         6.92
           10/31/97                       (0.58)         11.75         8.39
           10/31/96  (3)                  (0.04)         11.40         0.74
            9/30/96                       (0.60)         11.36         5.63
            9/30/95                       (0.57)         11.34         7.48



                                                Ratios/Supp. Data
                                            NAs,
            Year or                       End ofRatio of Exp to Avg NAs (10)
(11)
             Period                       Period      Excluding
              Ended                      (000's)        Credits          Gross

IDEX T. Rowe Price Small Cap
  Class A   4/30/99  (1)                   $503           1.55%          8.66%
  Class B   4/30/99  (1)                    400         2.20           9.31
  Class M   4/30/99  (1) (2)                349         2.10           9.21
IDEX JCC Capital Appreciation
  Class A   4/30/99                      41,447         1.85           2.10
           10/31/98                      23,798         1.85           2.24
           10/31/97                      20,605         1.85           2.66
           10/31/96  (3)                 19,350         1.85           2.48
            9/30/96  (4)                 18,713         1.85           2.72
            9/30/95  (5)                  6,241         2.90           4.17
  Class B   4/30/99                       8,605         2.50           2.75
           10/31/98                       3,734         2.50           2.89
           10/31/97                       2,866         2.50           3.31
           10/31/96  (3)                  2,132         2.50           3.13
            9/30/96                       2,022         2.50           3.37
  Class M   4/30/99  (2)                  2,887         2.40           2.65
           10/31/98                       1,382         2.40           2.79
           10/31/97                       1,751         2.40           3.21
           10/31/96  (3)                  2,243         2.40           3.03
            9/30/96  (4)                  2,369         2.40           3.27
            9/30/95  (5)                  2,565         3.45           4.72
IDEX Pilgrim Baxter Mid Cap Growth
  Class A   4/30/99  (1)                    291         1.55          14.22
  Class B   4/30/99  (1)                    235         2.20          14.87
  Class M   4/30/99  (1) (2)                239         2.10          14.77
IDEX Alger Aggressive Growth
  Class A   4/30/99                      75,340         1.72           1.90
           10/31/98                      46,413         1.85           2.18
           10/31/97                      31,260         1.85           2.44
           10/31/96  (3)                 21,938         1.85           2.62
            9/30/96  (4)                 22,078         1.85           2.60
            9/30/95  (5)                 16,747         2.85           3.35
  Class B   4/30/99                      26,116         2.37           2.55
           10/31/98                      10,564         2.50           2.83
           10/31/97                       4,880         2.50           3.09
           10/31/96  (3)                  1,992         2.50           3.27
            9/30/96  (4)                  1,800         2.50           3.25
  Class M   4/30/99  (2)                 11,408         2.27           2.45
           10/31/98                       5,573         2.40           2.73
           10/31/97                       3,468         2.40           2.99
           10/31/96  (3)                  2,129         2.40           3.17
            9/30/96  (4)                  2,250         2.40           3.15
            9/30/95  (5)                  1,736         3.40           3.91
IDEX GE/SE International Equity
  Class A   4/30/99                       5,598         2.00           3.69
           10/31/98  (4)                  4,981         2.03           4.22
           10/31/97  (6)                  3,076         1.70           8.93
  Class B   4/30/99                       1,338         2.65           4.34
           10/31/98  (4)                  1,198         2.68           4.87
           10/31/97  (6)                    589         2.35           9.58
  Class M   4/30/99  (2)                    397         2.55           4.24
           10/31/98  (4)                    397         2.58           4.77
           10/31/97  (6)                    399         2.25           9.48
IDEX JCC Global
  Class A   4/30/99                    $402,849           1.72%           -
           10/31/98  (4)                296,450         1.82              -
           10/31/97                     218,681         1.91              -
           10/31/96  (3)                135,837         2.08              -
            9/30/96                     131,347         2.09              -
            9/30/95                      89,397         2.10              -
  Class B   4/30/99                     198,321         2.37              -
           10/31/98  (4)                110,630         2.47              -
           10/31/97                      43,951         2.56              -
           10/31/96  (3)                  5,966         2.73              -
            9/30/96                       5,000         2.74              -
  Class M   4/30/99  (2)                109,721         2.27              -
           10/31/98  (4)                 63,552         2.37              -
           10/31/97                      27,210         2.46              -
           10/31/96  (3)                  8,624         2.63              -
            9/30/96                       8,081         2.64              -
            9/30/95                       3,567         2.65              -
IDEX Salomon All Cap
  Class A   4/30/99  (1)                    199         1.55          15.54
  Class B   4/30/99  (1)                    200         2.20          16.19
  Class M   4/30/99  (1) (2)                187         2.10          16.09
IDEX JCC Growth
  Class A   4/30/99                   1,246,488         1.40              -
           10/31/98                     817,749         1.51              -
           10/31/97                     614,544         1.61              -
           10/31/96  (3)                565,032         1.68              -
            9/30/96                     567,564         1.61              -
            9/30/95                     485,935         1.86              -
  Class B   4/30/99                     168,414         2.05              -
           10/31/98                      40,809         2.16              -
           10/31/97                      13,046         2.26              -
           10/31/96  (3)                  5,242         2.32              -
            9/30/96                       4,536         2.46              -
  Class M   4/30/99  (2)                 83,435         1.95              -
           10/31/98                      58,265         2.06              -
           10/31/97                      14,295         2.16              -
           10/31/96  (3)                 11,016         2.23              -
            9/30/96                      11,167         2.34              -
            9/30/95                       5,593         2.41              -
  Class T   4/30/99                   1,087,778         1.05              -
           10/31/98  (4)                755,770         1.16              -
           10/31/97                     603,129         1.26              -
           10/31/96  (3)                573,884         1.33              -
            9/30/96  (7)                585,505         1.18              -
IDEX Goldman Sachs Growth
  Class A   4/30/99  (1)                    281         1.55          13.10
  Class B   4/30/99  (1)                    285         2.20          13.75
  Class M   4/30/99  (1) (2)                254         2.10          13.65
IDEX C.A.S.E. Growth
  Class A   4/30/99                      $4,058           1.75%          3.04%
           10/31/98                       4,284         1.85           2.44
           10/31/97  (4)                  3,920         1.85           4.62
           10/31/96  (3)                  1,675         1.85           6.79
            9/30/96  (8)                  1,455         2.85           5.89
  Class B   4/30/99                       3,007         2.40           3.69
           10/31/98                       2,460         2.50           3.09
           10/31/97  (4)                  2,436         2.50           5.27
           10/31/96  (3)                  1,159         2.50           7.44
            9/30/96  (8)                  1,100         3.50           6.54
  Class M   4/30/99  (2)                    964         2.30           3.59
           10/31/98                         879         2.40           2.99
           10/31/97  (4)                  2,028         2.40           5.17
           10/31/96  (3)                    687         2.40           7.34
            9/30/96  (8)                    613         3.40           6.44
IDEX NWQ Value Equity
  Class A   4/30/99                       8,750         1.75           2.51
           10/31/98                       8,035         1.85           2.51
           10/31/97  (6)                  5,305         1.50           4.05
  Class B   4/30/99                       5,471         2.40           3.16
           10/31/98                       5,020         2.50           3.16
           10/31/97  (6)                  2,850         2.15           4.70
  Class M   4/30/99  (2)                  1,747         2.30           3.06
           10/31/98                       2,013         2.40           3.06
           10/31/97  (6)                  1,607         2.05           4.60
IDEX T. Rowe Price Dividend Growth
  Class A   4/30/99  (1)                    285         1.55          13.83
  Class B   4/30/99  (1)                    315         2.20          14.48
  Class M   4/30/99  (1) (2)                284         2.10          14.38
IDEX Dean Asset Allocation
  Class A   4/30/99                      14,636         1.75           1.88
           10/31/98                      15,747         1.85           1.87
           10/31/97                      12,291         1.85           2.30
           10/31/96  (3)                  8,396         1.85           2.65
            9/30/96                       7,401         2.85           3.20
  Class B   4/30/99                      14,938         2.40           2.53
           10/31/98                      14,679         2.50           2.52
           10/31/97                       9,747         2.50           2.95
           10/31/96  (3)                  5,013         2.50           3.30
            9/30/96                       4,848         3.50           3.85
  Class M   4/30/99  (2)                  6,490         2.30           2.43
           10/31/98                       7,342         2.40           2.42
           10/31/97                       5,088         2.40           2.85
           10/31/96  (3)                  4,758         2.40           3.20
            9/30/96                       4,641         3.40           3.75
IDEX LKCM Strategic Total Return
  Class A   4/30/99                     $36,062           1.74%          1.86%
           10/31/98                      32,055         1.85           1.92
           10/31/97                      21,629         1.85           2.28
           10/31/96  (3)                 11,744         1.85           2.76
            9/30/96                      11,314         1.85           2.79
            9/30/95  (5)                  5,167         2.99           4.57
  Class B   4/30/99                      12,653         2.39           2.51
           10/31/98                       9,789         2.50           2.57
           10/31/97                       4,698         2.50           2.93
           10/31/96  (3)                  1,684         2.50           3.40
            9/30/96                       1,537         2.50           3.44
  Class M   4/30/99  (2)                  7,978         2.29           2.41
           10/31/98                       6,977         2.40           2.47
           10/31/97                       4,332         2.40           2.83
           10/31/96  (3)                  1,792         2.40           3.30
            9/30/96                       1,728         2.40           3.34
            9/30/95  (5)                    281         3.54           5.12
IDEX JCC Balanced
  Class A   4/30/99                      44,992         1.80              -
           10/31/98                      22,995         1.85           2.04
           10/31/97                      13,414         1.85           2.88
           10/31/96  (3)                  8,402         1.85           3.44
            9/30/96                       8,056         1.85           3.11
            9/30/95  (5)                  3,670         2.92           4.48
  Class B   4/30/99                      46,156         2.45              -
           10/31/98                      11,916         2.50           2.69
           10/31/97                       2,583         2.50           3.53
           10/31/96  (3)                    878         2.50           4.09
            9/30/96                         687         2.50           3.76
  Class M   4/30/99  (2)                 17,650         2.35              -
           10/31/98                       4,897         2.40           2.59
           10/31/97                       1,561         2.40           3.43
           10/31/96  (3)                    967         2.40           3.99
            9/30/96                         943         2.40           3.66
            9/30/95  (5)                  3,365         3.47           5.03
IDEX JCC Flexible Income
  Class A   4/30/99                      15,480         1.85           1.95
           10/31/98                      14,970         1.83              -
           10/31/97                      15,532         1.85           2.40
           10/31/96  (3)                 17,001         1.85           2.98
            9/30/96                      17,065         1.85           2.07
            9/30/95                      19,786         1.87           1.94
  Class B   4/30/99                       6,257         2.50           2.60
           10/31/98                       2,387         2.48              -
           10/31/97                         746         2.50           3.05
           10/31/96  (3)                    522         2.50           3.63
            9/30/96                         494         2.50           2.72
  Class M   4/30/99  (2)                  3,458         2.40           2.50
           10/31/98                       2,207         2.38              -
           10/31/97                         928         2.40           2.95
           10/31/96  (3)                    846         2.40           3.53
            9/30/96                         883         2.40           2.62
            9/30/95                         558         2.42           2.49
IDEX AEGON Income Plus
  Class A   4/30/99                     $66,876           1.27%           -
           10/31/98                      63,494         1.24              -
           10/31/97                      65,612         1.27              -
           10/31/96  (3)                 66,285         1.33              -
            9/30/96                      65,252         1.33              -
            9/30/95                      68,746         1.29              -
  Class B   4/30/99                       9,905         1.92              -
           10/31/98                       5,041         1.89              -
           10/31/97                       1,761         1.92              -
           10/31/96  (3)                    804         1.98              -
            9/30/96                         774         1.98              -
  Class M   4/30/99  (2)                  8,846         1.82              -
           10/31/98                       4,073         1.79              -
           10/31/97                       3,480         1.82              -
           10/31/96  (3)                  2,781         1.88              -
            9/30/96                       2,684         1.88              -
            9/30/95                       1,980         1.84              -
IDEX AEGON Tax Exempt
  Class A   4/30/99                      21,548         1.38           1.49
           10/31/98                      22,313         1.23           1.27
           10/31/97                      23,320         1.00           1.63
           10/31/96  (3)                 24,439         1.00           1.89
            9/30/96                      24,708         1.00           1.46
            9/30/95                      27,401         1.02           1.35
  Class B   4/30/99                       1,082         2.03           2.14
           10/31/98                         654         1.88           1.92
           10/31/97                         377         1.65           2.28
           10/31/96  (3)                    198         1.65           2.54
            9/30/96                         189         1.65           2.11
  Class M   4/30/99  (2)                  2,404         1.63           1.74
           10/31/98                       1,607         1.48           1.52
           10/31/97                         921         1.25           1.88
           10/31/96  (3)                    939         1.25           2.14
            9/30/96                         907         1.25           1.71
            9/30/95                         454         1.27           1.60




                                                 Net Investment
            Year or                               Income (Loss)      Portfolio
             Period                    Including     to Average       Turnover
              Ended                      CreditsNet Assets (11)      Rate (12)

IDEX T. Rowe Price Small Cap
  Class A   4/30/99  (1)                   1.55%        (0.98)%         6.13%
  Class B   4/30/99  (1)                 2.20         (1.63)          6.13
  Class M   4/30/99  (1) (2)             2.10         (1.53)          6.13
IDEX JCC Capital Appreciation
  Class A   4/30/99                      1.85          (1.60)        74.69
           10/31/98                      1.85          (1.37)       136.59
           10/31/97                      1.85          (1.27)       130.48
           10/31/96  (3)                 1.85          (1.41)        10.11
            9/30/96  (4)                 1.85          (0.35)       160.72
            9/30/95  (5)                 2.85           0.75        262.97
  Class B   4/30/99                      2.50          (2.25)        74.69
           10/31/98                      2.50          (2.02)       136.59
           10/31/97                      2.50          (1.92)       130.48
           10/31/96  (3)                 2.50          (2.06)        10.11
            9/30/96                      2.50          (1.00)       160.72
  Class M   4/30/99  (2)                 2.40          (2.15)        74.69
           10/31/98                      2.40          (1.92)       136.59
           10/31/97                      2.40          (1.82)       130.48
           10/31/96  (3)                 2.40          (1.96)        10.11
            9/30/96  (4)                 2.40          (0.90)       160.72
            9/30/95  (5)                 3.40           0.20        262.97
IDEX Pilgrim Baxter Mid Cap Growth
  Class A   4/30/99  (1)                 1.55          (0.85)        76.67
  Class B   4/30/99  (1)                 2.20          (1.50)        76.67
  Class M   4/30/99  (1) (2)             2.10          (1.40)        76.67
IDEX Alger Aggressive Growth
  Class A   4/30/99                      1.72          (1.19)        58.30
           10/31/98                      1.85          (1.11)       142.08
           10/31/97                      1.85          (1.07)       120.96
           10/31/96  (3)                 1.85          (1.06)         9.40
            9/30/96  (4)                 1.85          (1.15)       127.49
            9/30/95  (5)                 2.85          (2.39)        88.28
  Class B   4/30/99                      2.37          (1.84)        58.30
           10/31/98                      2.50          (1.76)       142.08
           10/31/97                      2.50          (1.71)       120.96
           10/31/96  (3)                 2.50          (1.71)         9.40
            9/30/96  (4)                 2.50          (1.80)       127.49
  Class M   4/30/99  (2)                 2.27          (1.74)        58.30
           10/31/98                      2.40          (1.66)       142.08
           10/31/97                      2.40          (1.62)       120.96
           10/31/96  (3)                 2.40          (1.62)         9.40
            9/30/96  (4)                 2.40          (1.70)       127.49
            9/30/95  (5)                 3.40          (2.94)        88.28
IDEX GE/SE International Equity
  Class A   4/30/99                      2.00          (0.70)        31.80
           10/31/98  (4)                 2.03          (0.21)        50.01
           10/31/97  (6)                 1.70           0.19         21.85
  Class B   4/30/99                      2.65          (1.35)        31.80
           10/31/98  (4)                 2.68          (0.86)        50.01
           10/31/97  (6)                 2.35          (0.45)        21.85
  Class M   4/30/99  (2)                 2.55          (1.25)        31.80
           10/31/98  (4)                 2.58          (0.76)        50.01
           10/31/97  (6)                 2.25          (0.35)        21.85
IDEX JCC Global
  Class A   4/30/99                        1.72%        (0.71)%         28.81%
           10/31/98  (4)                 1.82         (0.45)          87.68
           10/31/97                      1.91         (0.50)          91.02
           10/31/96  (3)                 2.07         (1.15)           2.59
            9/30/96                      2.06         (0.67)          97.94
            9/30/95                      1.97         (0.43)         161.48
  Class B   4/30/99                      2.37         (1.36)          28.81
           10/31/98  (4)                 2.47         (1.10)          87.68
           10/31/97                      2.56         (1.15)          91.02
           10/31/96  (3)                 2.72         (1.80)           2.59
            9/30/96                      2.71         (1.32)          97.94
  Class M   4/30/99  (2)                 2.27         (1.26)          28.81
           10/31/98  (4)                 2.37         (1.00)          87.68
           10/31/97                      2.46         (1.05)          91.02
           10/31/96  (3)                 2.62         (1.70)           2.59
            9/30/96                      2.61         (1.22)          97.94
            9/30/95                      2.52         (0.98)         161.48
IDEX Salomon All Cap
  Class A   4/30/99  (1)                 1.55          0.52           29.71
  Class B   4/30/99  (1)                 2.20         (0.13)          29.71
  Class M   4/30/99  (1) (2)             2.10         (0.03)          29.71
IDEX JCC Growth
  Class A   4/30/99                      1.40         (0.59)          35.87
           10/31/98                      1.51         (0.55)          27.19
           10/31/97                      1.61         (0.10)          91.52
           10/31/96  (3)                 1.68         (0.13)           9.40
            9/30/96                      1.82         (0.22)          57.80
            9/30/95                      1.84         (0.26)         123.26
  Class B   4/30/99                      2.05         (1.24)          35.87
           10/31/98                      2.16         (1.20)          27.19
           10/31/97                      2.26         (0.75)          91.52
           10/31/96  (3)                 2.32         (0.78)           9.40
            9/30/96                      2.45         (0.86)          57.80
  Class M   4/30/99  (2)                 1.95         (1.14)          35.87
           10/31/98                      2.06         (1.10)          27.19
           10/31/97                      2.16         (0.65)          91.52
           10/31/96  (3)                 2.23         (0.68)           9.40
            9/30/96                      2.33         (0.77)          57.80
            9/30/95                      2.38         (0.81)         123.26
  Class T   4/30/99                      1.05         (0.24)          35.87
           10/31/98  (4)                 1.16         (0.20)          27.19
           10/31/97                      1.26         (0.25)          91.52
           10/31/96  (3)                 1.33         (0.20)           9.40
            9/30/96  (7)                 1.17         (0.36)          57.80
IDEX Goldman Sachs Growth
  Class A   4/30/99  (1)                 1.55         (0.45)           4.86
  Class B   4/30/99  (1)                 2.20         (1.10)           4.86
  Class M   4/30/99  (1) (2)             2.10         (1.00)           4.86
IDEX C.A.S.E. Growth
  Class A   4/30/99                        1.75%        (1.16)%         71.55%
           10/31/98                      1.85         (0.73)         147.01
           10/31/97  (4)                 1.85         (0.34)         183.06
           10/31/96  (3)                 1.84          0.27           20.69
            9/30/96  (8)                 2.85         10.00          654.49
  Class B   4/30/99                      2.40         (1.81)          71.55
           10/31/98                      2.50         (1.38)         147.01
           10/31/97  (4)                 2.50         (0.99)         183.06
           10/31/96  (3)                 2.49          0.38           20.69
            9/30/96  (8)                 3.50          9.35          654.49
  Class M   4/30/99  (2)                 2.30         (1.71)          71.55
           10/31/98                      2.40         (1.28)         147.01
           10/31/97  (4)                 2.40         (0.89)         183.06
           10/31/96  (3)                 2.39          0.28           20.69
            9/30/96  (8)                 3.40          9.45          654.49
IDEX NWQ Value Equity
  Class A   4/30/99                      1.75          0.22           15.92
           10/31/98                      1.85              -          30.43
           10/31/97  (6)                 1.50          0.38            6.40
  Class B   4/30/99                      2.40         (0.43)          15.92
           10/31/98                      2.50         (0.65)          30.43
           10/31/97  (6)                 2.15         (0.28)           6.40
  Class M   4/30/99  (2)                 2.30         (0.33)          15.92
           10/31/98                      2.40         (0.55)          30.43
           10/31/97  (6)                 2.05         (0.18)           6.40
IDEX T. Rowe Price Dividend Growth
  Class A   4/30/99  (1)                 1.55          1.19           11.00
  Class B   4/30/99  (1)                 2.20          0.54           11.00
  Class M   4/30/99  (1) (2)             2.10          0.64           11.00
IDEX Dean Asset Allocation
  Class A   4/30/99                      1.75          1.91           25.89
           10/31/98                      1.85          1.82           55.45
           10/31/97                      1.85          1.57           71.63
           10/31/96  (3)                 1.85          1.26            2.38
            9/30/96                      2.85          0.72           56.22
  Class B   4/30/99                      2.40          1.26           25.89
           10/31/98                      2.50          1.17           55.45
           10/31/97                      2.50          0.92           71.63
           10/31/96  (3)                 2.50          0.61            2.38
            9/30/96                      3.50          0.07           56.22
  Class M   4/30/99  (2)                 2.30          1.36           25.89
           10/31/98                      2.40          1.27           55.45
           10/31/97                      2.40          1.02           71.63
           10/31/96  (3)                 2.40          0.71            2.38
            9/30/96                      3.40          0.17           56.22
IDEX LKCM Strategic Total Return
  Class A   4/30/99                        1.74%         1.10%          35.01%
           10/31/98                      1.85          1.30           32.12
           10/31/97                      1.85          1.41           51.44
           10/31/96  (3)                 1.82          1.47            5.50
            9/30/96                      1.79          1.67           40.58
            9/30/95  (5)                 2.85          0.85           34.67
  Class B   4/30/99                      2.39          0.45           35.01
           10/31/98                      2.50          0.65           32.12
           10/31/97                      2.50          0.76           51.44
           10/31/96  (3)                 2.47          0.82            5.50
            9/30/96                      2.44          1.02           40.58
  Class M   4/30/99  (2)                 2.29          0.55           35.01
           10/31/98                      2.40          0.75           32.12
           10/31/97                      2.40          0.86           51.44
           10/31/96  (3)                 2.37          0.92            5.50
            9/30/96                      2.34          1.12           40.58
            9/30/95  (5)                 3.40          0.30           34.67
IDEX JCC Balanced
  Class A   4/30/99                      1.80          0.95           20.11
           10/31/98                      1.85          1.12           61.50
           10/31/97                      1.85          1.29          127.08
           10/31/96  (3)                 1.85          1.84            9.08
            9/30/96                      1.85          1.87          175.78
            9/30/95  (5)                 2.85          0.56           82.48
  Class B   4/30/99                      2.45          0.30           20.11
           10/31/98                      2.50          0.47           61.50
           10/31/97                      2.50          0.64          127.08
           10/31/96  (3)                 2.50          1.18            9.08
            9/30/96                      2.50          1.22          175.78
  Class M   4/30/99  (2)                 2.35          0.40           20.11
           10/31/98                      2.40          0.57           61.50
           10/31/97                      2.40          0.74          127.08
           10/31/96  (3)                 2.40          1.28            9.08
            9/30/96                      2.40          1.32          175.78
            9/30/95  (5)                 3.40          0.01           82.48
IDEX JCC Flexible Income
  Class A   4/30/99                      1.85          5.41           34.26
           10/31/98                      1.83          6.22           90.63
           10/31/97                      1.85          6.41          135.53
           10/31/96  (3)                 1.85          6.15           16.16
            9/30/96                      1.85          6.46          135.38
            9/30/95                      1.85          7.03          149.58
  Class B   4/30/99                      2.50          4.76           34.26
           10/31/98                      2.48          5.57           90.63
           10/31/97                      2.50          5.76          135.53
           10/31/96  (3)                 2.50          5.50           16.16
            9/30/96                      2.50          5.81          135.38
  Class M   4/30/99  (2)                 2.40          4.86           34.26
           10/31/98                      2.38          5.67           90.63
           10/31/97                      2.40          5.86          135.53
           10/31/96  (3)                 2.40          5.60           16.16
            9/30/96                      2.40          5.91          135.38
            9/30/95                      2.40          6.48          149.58
IDEX AEGON Income Plus
  Class A   4/30/99                        1.26%       6.35%            10.33%
           10/31/98                      1.24        6.38             53.09
           10/31/97                      1.27        7.14             62.28
           10/31/96  (3)                 1.32        5.60              1.58
            9/30/96                      1.31        6.89             65.96
            9/30/95                      1.26        7.53             25.07
  Class B   4/30/99                      1.91        5.70             10.33
           10/31/98                      1.89        5.73             53.09
           10/31/97                      1.92        6.49             62.28
           10/31/96  (3)                 1.97        4.95              1.58
            9/30/96                      1.96        6.24             65.96
  Class M   4/30/99  (2)                 1.81        5.80             10.33
           10/31/98                      1.79        5.83             53.09
           10/31/97                      1.82        6.59             62.28
           10/31/96  (3)                 1.87        5.05              1.58
            9/30/96                      1.86        6.34             65.96
            9/30/95                      1.81        6.98             25.07
IDEX AEGON Tax Exempt
  Class A   4/30/99                      1.35        3.74             21.91
           10/31/98                      1.23        4.08             42.42
           10/31/97                      1.00        4.60             71.29
           10/31/96  (3)                 1.00        4.60              3.79
            9/30/96                      1.00        4.88             71.05
            9/30/95                      1.00        4.83            126.48
  Class B   4/30/99                      2.00        3.09             21.91
           10/31/98                      1.88        3.43             42.42
           10/31/97                      1.65        3.95             71.29
           10/31/96  (3)                 1.65        3.94              3.79
            9/30/96                      1.65        4.23             71.05
  Class M   4/30/99  (2)                 1.60        3.49             21.91
           10/31/98                      1.48        3.83             42.42
           10/31/97                      1.25        4.35             71.29
           10/31/96  (3)                 1.25        4.34              3.79
            9/30/96                      1.25        4.63             71.05
            9/30/95                      1.25        4.58            126.48

Notes to Financial Highlights

(1)  From commencement of investment operations, March 1, 1999.

(2) On March 1, 1999, the Fund changed the organizational structure of C Shares and renamed them M Shares.

(3) For the month ended October 31, 1996. On October 1, 1996, each Fund changed its fiscal year end from September 30 to October 31.

(4) Distributions from net realized capital gains include distributions in excess of current net realized capital gains for IDEX Alger Aggressive Growth Classes A, B and M, for the period ended 9/30/96, in the amount of $1.02 and for IDEX JCC Global Classes A, B and M, for the period ended 10/31/98 in the amount of $0.17. Dividends from net investment income include distributions in excess of current net investment income for IDEX GE/Scottish Equitable International Equity Classes A, B and M, for the period ended 10/31/98 in the amount of $0.06, $0.01 and $0.02, respectively and for IDEX JCC Capital Appreciation Classes A and M, for the period ended 9/30/96 in the amount of $.01 and for IDEX JCC Growth Class T for the period ended 10/31/98 in the amount of $0.03 and for IDEX C.A.S.E. Growth Classes A, B and M, for the period ended 10/31/97 in the amount of $.08.

(5)   From commencement of investment operations, December 2, 1994.

(6)   From commencement of investment operations, February 1, 1997.

(7)   From commencement of investment operations, September 20, 1996.

(8)   From commencement of investment operations, February 1, 1996.

(9) Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase for Class A or Class T Shares.
Periods of less than one year are not annualized.

(10)   Ratio of expenses to average net assets shows:
Excluding Credits (total expenses less fee waivers and reimbursements by the investment adviser).
Gross (total expenses not taking into account fee waivers and reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any).

Including Credits (expenses less fee waivers and reimbursements by the investment adviser and reduced by affiliated brokerage and custody earnings credits, if any).

(11) Periods of less than one year are annualized. The ratio of Net Investment Income (Loss) to Average Net Assets is based upon Net Investment
Income (Loss) prior   to certain reclassifications as discussed in Note 1 of the
Notes to the Financial Statements.

(12) Periods of less than one year are not annualized.

The notes to the financial statements are an integral part of these statements.



NOTE 1.   Organization and significant accounting policies:

IDEX Mutual Funds (formerly IDEX Series Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. IDEX Mutual Funds currently consists of eighteen funds (each a "Fund" and collectively the "Funds"). All Funds are diversified except IDEX JCC Capital Appreciation and IDEX Salomon All Cap.

IDEX Series Fund changed its name to IDEX Mutual Funds effective March 1, 1999. At that time, five new series were added to the Fund: IDEX T. Rowe Price Small Cap, IDEX Pilgrim Baxter Mid Cap Growth, IDEX Salomon All Cap, IDEX Goldman Sachs Growth and IDEX T. Rowe Price Dividend Growth. Each of the existing series of the Fund also changed its name as follows: Capital Appreciation Portfolio became IDEX JCC Capital Appreciation; Aggressive Growth Portfolio became IDEX Alger Aggressive Growth; International Equity Portfolio became IDEX GE/Scottish Equitable International Equity; Global Portfolio became IDEX JCC Global; Growth Portfolio became IDEX JCC Growth; C.A.S.E. Portfolio became IDEX C.A.S.E. Growth; Value Equity became IDEX NWQ Value Equity; Tactical Asset Allocation Portfolio became IDEX Dean Asset Allocation; Strategic Total Return Portfolio became IDEX LKCM Strategic Total Return; Balanced Portfolio became IDEX JCC Balanced; Flexible Income Portfolio became IDEX JCC Flexible Income; Income Plus Portfolio became IDEX AEGON Income Plus; and Tax-Exempt Portfolio became IDEX AEGON Tax Exempt. Further, on March 1, 1999, Class C shares became known as Class M shares.

Multiple class operations: The Funds offer for sale three classes of shares (four classes for IDEX JCC Growth), each with a public offering price that reflects different sales charges, if any, and expense levels. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class based upon a simultaneous equation methodology as permitted under Rule 18f-3 of the 1940 Act. IDEX JCC Growth Class T is closed to new shareholders.

The following policies were consistently followed by the Funds, in accordance with generally accepted accounting principles ("GAAP"). In preparing the Funds' financial statements in accordance with GAAP, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures.

Security valuations: Fund investments traded on an exchange are stated at the last reported sales price on the day of valuation on the exchange where the security is principally traded. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Debt securities are valued by independent pricing services, however, those that mature in sixty days or less are valued at amortized cost, which approximates market. Other securities for which quotations are not readily available are valued at fair value determined in such a manner as the adviser and sub-advisers, under the supervision of the Board of Trustees, determine in good faith.

Security transactions and related investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date except those of foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for discounts and premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Funds combine fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counter parties to meet the terms of their contracts.



Futures and options contracts: The Funds may enter into futures and options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts and options are imperfect correlation between the change in market value of the securities held and the prices of futures contracts and options; the possibility of an illiquid market and inability of the counter-party to meet the contract terms. Variation margin on contracts is reflected in other assets and/or other liabilities in the Statement of Assets and Liabilities.

Federal taxes: No provisions for Federal income or excise taxes have been made as the Funds intend to distribute all income and realized gains to shareholders and otherwise qualify as regulated investment companies under the Internal Revenue Code.

Dividend distributions and expenses: Distributions to shareholders are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP. Each Fund bears its own specific expenses as well as a portion of general common expenses.

Reclassifications are made to each Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. Certain reclassification adjustments are made among undistributed net investment income, undistributed net realized gains and shares of beneficial interest due to different book and tax accounting for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

NOTE 2.   Fees, earnings credits and related party transactions:

     Idex Management, Inc. ("IMI") is the investment adviser for the Funds. InterSecurities, Inc. ("ISI") is the Funds' underwriter. Idex Investor Services, Inc. ("IIS") is the Funds' transfer agent. IMI, ISI and IIS are 100% owned by AUSA Holding Company ("AUSA"). AUSA is a wholly owned indirect subsidiary of AEGON NV, a Netherlands corporation.

Investment advisory and distribution and service fees: The Funds pay management fees based upon average daily net assets to IMI, who will reimburse the Funds to the extent that certain operating expenses exceed the stated annual limitation, if any. The Funds (except IDEX JCC Growth Class T) have a 12b-1 distribution plan under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to ISI for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. The 12b-1 fee for all Funds is comprised of a 0.25% service fee and the remaining amount is an asset-based sales charge/distribution fee. IMI has entered into sub-advisory agreements with various management companies to provide investment services to the Funds. IMI compensates the sub-advisers as described in the Prospectus. AEGON USA Investment Management, Inc. and Scottish Equitable Investment Management Limited are affiliates of the Funds and are sub-advisers to certain Funds.

 Management fees paid to IMI for its services and other information for the period ended April 30, 1999 are as follows:

                              Annual Rates          Underwriter Commissions (3)

                               Exp.
                              Limit
                              (excl  ClassClass Class
                              12b-1    A    B     M
                       Mgmt   fees)  12b-112b-1 12b-1     Recvd  Retaind Sales
                     Fee (1) (2) Fee Fee Fee by ISI by ISI Chrges IDEX T. Rowe Price
 Small Cap            0.800%  1.20% 0.35%  1.00%0.90% $   1,265 $   148   $   -
IDEX JCC Capital
 Appreciation         1.000%  1.50% 0.35%  1.00% 0.90%   175,717  24,046  3,849
IDEX Pilgrim Baxter
 Mid Cap Growth       0.800%  1.20% 0.35%  1.00% 0.90%       907     102      -
IDEX Alger Aggressive
 Growth               0.800%  1.20% 0.35%  1.00% 0.90%   615,717  83,601  8,762
IDEX GE/Scottish
 Equitable Intl Eqty  0.800%  1.45% 0.35%  1.00% 0.90%    10,334   1,360    646
IDEX JCC Global       1.000% -none- 0.35%  1.00% 0.90% 1,864,162 221,574 34,414
IDEX Salomon All Cap  0.800%  1.20% 0.35%  1.00% 0.90%       286      34      -
IDEX JCC Growth       0.825%  1.50% 0.35%  1.00% 0.90% 5,202,564 697,132 48,300
IDEX Goldman Sachs
 Growth               0.800%  1.20% 0.35%  1.00% 0.90%     2,069     190      -
IDEX C.A.S.E. Growth  0.800%  1.20% 0.35%  1.00% 0.90%    43,819   3,568  4,543
IDEX NWQ Value Equity 0.800%  1.20% 0.35%  1.00% 0.90%    34,490   4,751  4,322
IDEX T. Rowe Price
 Dividend Growth      0.800%  1.20% 0.35%  1.00% 0.90%     3,308     180      -
IDEX Dean Asset
 Allocation           0.800%  1.20% 0.35%  1.00% 0.90%    69,229   8,711 12,003
IDEX LKCM Strategic
 Total Return         0.800%  1.20% 0.35%  1.00% 0.90%   184,564  27,178 12,858
IDEX JCC Balanced     1.000%  1.50% 0.35%  1.00% 0.90%   619,627  76,136  7,810
IDEX JCC Flexible
 Income               0.875%  1.50% 0.35%  1.00% 0.90%    52,184   6,596    946
IDEX AEGON Income Plus0.600%  1.25% 0.35%  1.00% 0.90%   193,209  24,208  1,626
IDEX AEGON Tax Exempt
Exempt                0.600%  1.00% 0.35%  1.00% 0.60%    21,965   1,296 10,304

 (1) Management fee represents each fund's current breakpoint based on its net assets. The table below illustrates each fund's various breakpoint levels attained at relative net assets.

     First $750 million  Next $250 million
Over $1 billion     First $100 million  Next $150 million   Over $250 million
First $500 million  Over $500 million



                         First   Next  Over  First   Next   Over  First   Over
                          $750   $250   $1    $100   $150   $250   $500   $500
                          mill   mill  bill   mill   mill   mill   mill   mill
IDEX T. Rowe Price
 Small Cap                                                         0.80%  0.70%
IDEX JCC Capital
 Appreciation *           1.00%  0.90%  0.85%
IDEX Pilgrim Baxter
 Mid Cap Growth                                                    0.80%  0.70%
IDEX Alger Aggressive
 Growth                                                            0.80%  0.70%
IDEX GE/Scottish
 Equitable Intl Eq
0.80%
0.70%
IDEX JCC Global           1.00%  0.90%  0.85%
IDEX Salomon All Cap                                               0.80%  0.70%
IDEX JCC Growth *         1.00%  0.90%  0.85%
IDEX Goldman Sachs
 Growth                                                            0.80%  0.70%
IDEX C.A.S.E. Growth                                               0.80%  0.70%
IDEX NWQ Value Equity                                              0.80%  0.70%
IDEX T. Rowe Price
 Dividend Growth                                                   0.80%  0.70%
IDEX Dean Asset
 Allocation                                                        0.80%  0.70%
IDEX LKCM Strategic
 Total Return                                                      0.80%  0.70%
IDEX JCC Balanced *       1.00%  0.90%  0.85%
IDEX JCC Flexible
 Income **                                    0.90%  0.80%  0.70%
IDEX AEGON Income Plus    0.60%  0.60%  0.60%
IDEX AEGON Tax Exempt     0.60%  0.60%  0.60%

* IMI will waive advisory fees through 6-30-2000 as follows: .025% of average daily net assets from $100-500 million; .075% from $500-750 million;
 .025% from $750 million-$1 billion; and .025% over $1 billion.
**   IMI will waive advisory fees through 6-30-2000 as follows:  .025% of average daily net assets for the first $100 million; .025% from $100-$250 million; and .025% over $250 million.

(2) IDEX GE/Scottish Equitable International Equity's expense limit was 1.75% for the four months ended February 28, 1999, decreasing to 1.45% thereafter. Further, IDEX Alger Aggressive Growth, IDEX C.A.S.E. Growth, IDEX NWQ Value Equity, IDEX Dean Asset Allocation and IDEX LKCM Strategic Total Return had expense limits of 1.50% for the four months ended February 28, 1999, decreasing to 1.20% thereafter.

(3) Underwriter commissions relate only to front-end sales charges imposed for Class A, M and T shares and contingent deferred sales charges result from Class B and Class M share redemptions.

Transfer agency fees and expenses: Each Fund incurs IIS annual per-account charges of $16.02 for each open shareholder account, $2.79 for each new account opened, $1.67 for each closed account maintained, and certain out-of-pocket expenses.

Custody earnings credits: Investors Fiduciary Trust Company ("IFTC") is custodian for the Funds. Custody earnings credits represent reductions in IFTC's fees in lieu of interest income earned on incidental uninvested cash balances. For the period ended April 30, 1999, such credits have been added back to custody fees to reflect total gross expenses as follows:



IDEX Alger Aggressive Growth  $  266    IDEX Dean Asset Allocation    $    221
IDEX GE/Scottish Equitable              IDEX JCC Balanced                  725
International Equity              61    IDEX JCC Flexible Income           519
IDEX JCC Global               11,031    IDEX AEGON Income Plus           4,694
IDEX JCC Growth                6,653    IDEX AEGON Tax Exempt            3,336
IDEX NWQ Value Equity             43

Brokerage commissions: Brokerage commissions incurred by IDEX Alger Aggressive Growth on security transactions placed with an affiliate of its sub-adviser totaled $62,550 for the six months ended April 30, 1999.

Deferred compensation plan: Each eligible Fund trustee may elect participation in the Deferred Compensation Plan ("the Plan"). Under the Plan, such trustees may defer payment of a percentage of their total fees earned as a Fund trustee. These deferred amounts may be invested in any Fund. Contributions made under the Plan and appreciation (depreciation) and income of Plan assets are included in Trustees fees and expenses. At April 30, 1999, invested plan amounts are included in Other Assets, and the total liability for deferred compensation to trustees is included in Other Liabilities as follows:

IDEX T. Rowe Price Small Cap  $    94   IDEX C.A.S.E. Growth       $     709
IDEX JCC Capital Appreciation   3,984   IDEX NWQ Value Equity          1,292
IDEX Pilgrim Baxter Mid                 IDEX T. Rowe Price
 Cap Growth                        51     Dividend Growth                 54
IDEX Alger Aggressive Growth    9,660   IDEX Dean Asset Allocation     3,359
IDEX GE/Scottish Equitable              IDEX LKCM Strategic
  International Equity            660     Total Return                 5,039
IDEX JCC Balanced               8,494
IDEX JCC Global                62,366   IDEX JCC Flexible Income       2,186
IDEX Salomon All Cap               50   IDEX AEGON Income Plus         7,532
IDEX JCC Growth               234,460   IDEX AEGON Tax Exempt          2,402
IDEX Goldman Sachs Growth          59            Total $             342,451


NOTE 3.   Investment transactions:

The cost of securities purchased and proceeds from securities sold (excluding non-U.S. Government short-term securities) for the period ended April 30, 1999 were as follows:


                                Non-U.S.     Non-U.S.         U.S.         U.S.
                              Government   Government   Government   Government
                               Purchases        Sales    Purchases        Sales
IDEX T. Rowe Price Small Cap $ 1,165,220 $     65,007 $  3,001,612 $  3,002,000
IDEX JCC Capital Appreciation 34,522,892   27,828,312   63,888,271   67,000,000
IDEX Pilgrim Baxter Mid
 Cap Growth                      979,033      438,096            -            -
IDEX Alger Aggressive Growth72,068,268     48,621,187            -            -
IDEX GE/Scottish Equitable
     International Equity      2,161,220    2,135,837            -            -
IDEX JCC Global              310,096,681  154,542,868   98,039,960  138,498,813
IDEX Salomon All Cap             632,100      159,271            -            -
IDEX JCC Growth              920,813,130  438,902,980  197,899,236  548,771,000
IDEX Goldman Sachs Growth        697,618       31,026       12,527            -
IDEX C.A.S.E. Growth           5,668,488    7,163,873            -            -
IDEX NWQ Value Equity          2,414,098    1,983,391      324,888    1,498,701
IDEX T. Rowe Price Dividend
 Growth                          727,195       67,189    1,013,738    1,000,000
IDEX Dean Asset Allocation     8,943,588    9,671,741      146,745    3,071,875
IDEX LKCM Strategic Total
 Return                       19,530,632   15,445,828            -    2,552,136
IDEX JCC Balanced             62,443,351   12,993,454  390,356,796  389,900,000
IDEX JCC Flexible Income      12,483,931    6,720,658  163,468,984  165,053,673
IDEX AEGON Income Plus        17,070,229    7,838,390            -            -
IDEX AEGON Tax Exempt

Exempt                         6,109,750    5,238,700            -            -



NOTE 4.   Shares of beneficial interest transactions (all amounts in thousands):


IDEX T. Rowe Price Small Cap

                       Period Ended 4/30/99
                                     Shares      Amount
Proceeds from shares sold
  Class A                               50        $496
  Class B                               39         393
  Class M                               34         344

Shares issued  on reinvestment
     of distributions
  Class A                              -          $-
  Class B                              -           -
  Class M                              -           -

Cost of shares repurchased
  Class A                              -          $-
  Class B                              -           -
  Class M                              -           -


IDEX JCC Capital Appreciation

                   Six Months Ended 4/30/99            Year Ended 10/31/98
                                     Shares      Amount       Shares     Amount
Proceeds from shares sold
  Class A                            1,344     $26,971        2,806    $46,957
  Class B                              135       2,892           80      1,331
  Class M                               64       1,365           28        475

Shares issued  on reinvestment
     of distributions
  Class A                              136      $2,383           38       $585
  Class B                               25         415            5         81
  Class M                                8         138            3         46

Cost of shares repurchased
  Class A                           (1,178)   $(22,620)      (2,738)  $(46,239)
  Class B                              (23)       (468)         (44)      (721)
  Class M                              (34)       (685)         (60)      (997)


IDEX Pilgrim Baxter Mid Cap Growth

                       Period Ended 4/30/99
                                     Shares      Amount
Proceeds from shares sold
  Class A                               25        $259
  Class B                               20         203
  Class M                               21         224

Shares issued  on reinvestment
     of distributions
  Class A                              -          $-
  Class B                              -           -
  Class M                              -           -

Cost of shares repurchased
  Class A                              -          $-
  Class B                              -           -
  Class M                               (1)        (16)


IDEX Alger Aggressive Growth

                   Six Months Ended 4/30/99            Year Ended 10/31/98
                                     Shares      Amount       Shares     Amount
Proceeds from shares sold
  Class A                            1,259     $34,789        1,782    $37,151
  Class B                              440      12,116          264     $5,508
  Class M                              173       4,735          169     $3,531

Shares issued  on reinvestment
     of distributions
  Class A                               99      $2,472           57     $1,001
  Class B                               24         610            9       $161
  Class M                               13         318            6       $110

Cost of shares repurchased
  Class A                             (919)   $(25,167)      (1,418)  $(29,532)
  Class B                              (55)     (1,472)         (54)   $(1,104)
  Class M                              (52)     (1,377)        (107)   $(2,247)


IDEX GE/Scottish Equitable International Equity

                   Six Months Ended 4/30/99            Year Ended 10/31/98
                                     Shares      Amount       Shares     Amount
Proceeds from shares sold
  Class A                               57        $650          217     $2,411
  Class B                               25         294           71       $808
  Class M                                6          73           23       $264

Shares issued  on reinvestment
     of distributions
  Class A                              -          $-              2        $20
  Class B                              -           -              1         $1
  Class M                              -           -            -         $-

Cost of shares repurchased
  Class A                              (64)      $(758)         (48)     $(552)
  Class B                              (27)       (323)         (16)     $(168)
  Class M                              (11)       (125)         (24)     $(280)


IDEX JCC Global

                   Six Months Ended 4/30/99            Year Ended 10/31/98
                                     Shares      Amount       Shares     Amount
Proceeds from shares sold
  Class A                           10,563    $296,241       12,239   $309,587
  Class B                            2,496      68,175        2,952    $74,132
  Class M                            2,704      73,538        3,038    $74,673

Shares issued  on reinvestment
     of distributions
  Class A                              -          $-            866    $18,617
  Class B                              -           -            192     $4,048
  Class M                              -           -            119     $2,507

Cost of shares repurchased
  Class A                           (9,298)  $(261,692)     (10,012) $(255,632)
  Class B                             (349)     (9,551)        (340)   $(8,161)
  Class M                           (1,614)    (43,760)      (1,627)  $(39,844)


IDEX Salomon All Cap

                       Period Ended 4/30/99
                                     Shares      Amount
Proceeds from shares sold
  Class A                               20        $199
  Class B                               18         180
  Class M                               17         169
  Class T

Shares issued  on reinvestment
     of distributions
  Class A                              -          $-
  Class B                              -           -
  Class M                              -           -
  Class T

Cost of shares repurchased
  Class A                               (2)       $(21)
  Class B                              -           -
  Class M                              -           -
  Class T


IDEX JCC Growth

                   Six Months Ended 4/30/99            Year Ended 10/31/98
                                     Shares      Amount       Shares     Amount
Proceeds from shares sold
  Class A                           10,356    $395,662       10,485   $284,285
  Class B                            2,885    $108,422          953    $26,000
  Class M                           16,783    $573,568        8,338   $223,774
  Class T                            1,202     $45,757        1,480    $41,003

Shares issued  on reinvestment
     of distributions
  Class A                              304     $10,422        3,622    $78,048
  Class B                               21        $704           89     $1,872
  Class M                               12        $418           91     $1,924
  Class T                              277      $9,606        3,550    $77,497

Cost of shares repurchased
  Class A                           (8,871)  $(337,313)     (10,784) $(291,088)
  Class B                             (216)    $(8,188)        (147)   $(3,944)
  Class M                          (16,792)  $(566,034)      (6,982) $(188,005)
  Class T                           (1,380)   $(52,332)      (3,450)  $(92,807)


IDEX Goldman Sachs Growth

                       Period Ended 4/30/99
                                     Shares      Amount
Proceeds from shares sold
  Class A                               26        $266
  Class B                               26         268
  Class M                               24         243

Shares issued  on reinvestment
     of distributions
  Class A                              -          $-
  Class B                              -           -
  Class M                              -           -

Cost of shares repurchased
  Class A                               (1)        $(2)
  Class B                              -           -
  Class M                               (1)         (6)


IDEX C.A.S.E. Growth

                   Six Months Ended 4/30/99            Year Ended 10/31/98
                                     Shares      Amount       Shares     Amount
Proceeds from shares sold
  Class A                               75        $837          283     $3,163
  Class B                               42        $470          112     $1,295
  Class M                               13        $141           47       $562

Shares issued  on reinvestment
     of distributions
  Class A                               34        $340           30       $339
  Class B                               21        $200           17       $191
  Class M                                7         $63           14       $155

Cost of shares repurchased
  Class A                             (194)    $(2,160)        (194)   $(2,209)
  Class B                              (54)      $(590)         (73)     $(830)
  Class M                              (25)      $(268)        (131)   $(1,444)


IDEX NWQ Value Equity

                   Six Months Ended 4/30/99            Year Ended 10/31/98
                                     Shares      Amount       Shares     Amount
Proceeds from shares sold
  Class A                              199      $2,147          479     $5,802
  Class B                              119       1,344          262     $3,143
  Class M                               34         362          133     $1,627

Shares issued  on reinvestment
     of distributions
  Class A                               18        $188            2        $22
  Class B                               11         119            1        $11
  Class M                                4          44            1         $7

Cost of shares repurchased
  Class A                             (233)    $(2,531)        (210)   $(2,500)
  Class B                             (139)     (1,501)         (50)     $(577)
  Class M                              (77)       (833)         (89)   $(1,049)


IDEX T. Rowe Price Dividend Growth

                       Period Ended 4/30/99
                                     Shares      Amount
Proceeds from shares sold
  Class A                               28        $270
  Class B                               29         298
  Class M                               29         298

Shares issued  on reinvestment
     of distributions
  Class A                              -          $-
  Class B                              -           -
  Class M                              -           -

Cost of shares repurchased
  Class A                              -          $-
  Class B                              -           -
  Class M                               (3)        (27)


IDEX Dean Asset Allocation

                   Six Months Ended 4/30/99            Year Ended 10/31/98
                                     Shares      Amount       Shares     Amount
Proceeds from shares sold
  Class A                              170      $2,157          477     $6,265
  Class B                              185       2,354          573     $7,555
  Class M                               99       1,258          551     $7,236

Shares issued  on reinvestment
     of distributions
  Class A                               72        $876           72       $900
  Class B                               66         812           54       $679
  Class M                               32         390           30       $372

Cost of shares repurchased
  Class A                             (295)    $(3,715)        (282)   $(3,684)
  Class B                             (198)     (2,495)        (249)   $(3,264)
  Class M                             (182)     (2,296)        (408)   $(5,319)


IDEX LKCM Strategic Total Return

                   Six Months Ended 4/30/99            Year Ended 10/31/98
                                     Shares      Amount       Shares     Amount
Proceeds from shares sold
  Class A                              310      $5,250          851    $13,885
  Class B                              194       3,294          379     $6,158
  Class M                              121       2,041          317     $5,204

Shares issued  on reinvestment
     of distributions
  Class A                               36        $602           82     $1,287
  Class B                                9         161           17       $262
  Class M                                7         111           15       $239

Cost of shares repurchased
  Class A                             (268)    $(4,558)        (312)   $(5,093)
  Class B                              (86)     (1,461)         (86)   $(1,386)
  Class M                             (103)     (1,752)        (174)   $(2,768)


IDEX JCC Balanced

                   Six Months Ended 4/30/99            Year Ended 10/31/98
                                     Shares      Amount       Shares     Amount
Proceeds from shares sold
  Class A                              995     $17,404          729    $10,433
  Class B                            1,808      31,406          655     $9,430
  Class M                              687      12,038          328     $4,699

Shares issued  on reinvestment
     of distributions
  Class A                               12        $190          112     $1,450
  Class B                                6          98           21       $270
  Class M                                2          37           13       $164

Cost of shares repurchased
  Class A                             (155)    $(2,659)        (217)   $(3,138)
  Class B                             (144)     (2,480)         (48)     $(685)
  Class M                              (74)     (1,267)        (118)   $(1,705)


IDEX JCC Flexible Income

                   Six Months Ended 4/30/99            Year Ended 10/31/98
                                     Shares      Amount       Shares     Amount
Proceeds from shares sold
  Class A                              217      $2,146          281     $2,795
  Class B                              520       5,125          225     $2,228
  Class M                              247       2,445          261     $2,584

Shares issued  on reinvestment
     of distributions
  Class A                               31        $305           72       $711
  Class B                                8          83            6        $59
  Class M                                5          51            7        $68

Cost of shares repurchased
  Class A                             (196)    $(1,931)        (424)   $(4,182)
  Class B                             (134)     (1,327)         (65)     $(646)
  Class M                             (125)     (1,229)        (139)   $(1,370)


IDEX AEGON Income Plus

                   Six Months Ended 4/30/99            Year Ended 10/31/98
                                     Shares      Amount       Shares     Amount
Proceeds from shares sold
  Class A                            1,305     $13,425        4,896    $52,552
  Class B                              642       6,644          387     $4,137
  Class M                            3,550      36,597        2,492    $26,628

Shares issued  on reinvestment
     of distributions
  Class A                              255      $2,620          396     $4,242
  Class B                               27         274           15       $161
  Class M                               23         235           30       $319

Cost of shares repurchased
  Class A                           (1,105)   $(11,327)      (5,188)  $(55,591)
  Class B                             (183)     (1,888)         (79)     $(848)
  Class M                           (3,097)    (31,949)      (2,449)  $(26,102)


IDEX AEGON Tax Exempt

                   Six Months Ended 4/30/99            Year Ended 10/31/98
                                     Shares      Amount       Shares     Amount
Proceeds from shares sold
  Class A                              282      $3,301          426     $5,075
  Class B                               62         723           28       $347
  Class M                              101       1,180          181     $2,167

Shares issued  on reinvestment
     of distributions
  Class A                               47        $558           70       $832
  Class B                                2          22            1        $13
  Class M                                5          58            4        $45

Cost of shares repurchased
  Class A                             (341)    $(3,981)        (612)   $(7,276)
  Class B                              (25)       (290)          (7)      $(88)
  Class M                              (33)       (384)        (128)   $(1,530)








NOTE 5.   Information for Federal income tax purposes:

          At April 30, 1999:


                                                                        Net
                                       Unrealized     Unrealized     unrealized
                          Cost        Appreciation   Depreciation   appreciation
                     Of Securities   of Investments Of Investments  (depreciatn)

IDEX T. Rowe Price
 Small Cap             $ 1,247,911 $      110,897 $      (84,127)  $     26,770
IDEX JCC Capital Appr.   40,779,998     14,213,155      (883,748)    13,329,407
IDEX Pilgrim Baxter
  Mid Cap Growth            785,738         55,838       (13,001)        42,837
IDEX Alger Aggressive
  Growth                 83,703,411     30,146,015      (703,507)    29,442,508
IDEX GE/Scottish
  Equitable Intl Equity   6,378,615      1,185,708      (226,102)       959,606
IDEX JCC Global         533,411,537    187,192,606    (5,842,202)   181,350,404
IDEX Salomon All Cap        534,176         53,243       (10,555)        42,688
IDEX JCC Growth       1,415,406,064  1,178,569,062   (16,818,317) 1,161,750,745
IDEX Goldman Sachs
 Growth                     770,549         65,833       (11,156)        54,677
IDEX C.A.S.E. Growth      7,874,407      1,242,488    (1,050,507)       191,981
IDEX NWQ Value Equity    14,432,790      2,666,962    (1,195,623)     1,471,339
IDEX T. Rowe Price
 Dividend Growth            830,785         54,087       (11,791)        42,296
IDEX Dean Asset
 Allocation              32,844,414      4,112,726    (1,040,910)     3,071,816
IDEX LKCM Strategic
 Total Return            47,766,495      9,646,332      (620,091)     9,026,241
IDEX JCC Balanced        92,587,904     17,058,113    (1,610,378)    15,447,735
IDEX JCC Flexible Income 24,114,203        671,006      (279,768)       391,238
IDEX AEGON Income Plus   84,998,406      1,955,015    (2,817,098)     (862,083)
IDEX AEGON Tax Exempt    23,964,192        772,945      (120,118)       652,827


Realized net capital gains available to distribute were paid to shareholders in December 1998. Capital loss carryforwards utilized and expired during the fiscal year ended October 31, 1998 for IDEX JCC Flexible Income were $241,943 and $238,976, respectively.

The following Funds have capital loss carryforwards available through the date specified to offset future realized net capital gains.

IDEX GE/Scottish Equitable International Equity $  28,802   October 31, 2005
                                                  285,629   October 31, 2006

IDEX JCC Global                                 4,732,928   October 31, 2006

IDEX JCC Flexible Income                          188,609   October 31, 2002

These Funds will make net capital gain distributions in future years to the extent that net capital gains are realized in excess of available loss carryforwards.



IDEX Mutual Funds

TRUSTEES
Peter R. Brown
Largo, Florida
Chairman of the Board,
Peter Brown Construction Company

Daniel Calabria
South Pasadena, Florida
Retired; former President and Chief Executive Officer, Templeton Funds Management, Inc.

James L. Churchill
Hilton Head, South Carolina
Retired; former President of the Avionics
Group of Rockwell International Corporation

Charles C. Harris
Belleair, Florida
Retired; former Senior Vice President,
Western Reserve Life Assurance Co. of Ohio

G. John Hurley
Largo, Florida
President and Chief Executive Officer
of the Fund;
Chairman of the Board of InterSecurities, Inc.

John R. Kenney
Largo, Florida
Chairman of the Board of the Fund;
Chairman of the Board of
Western Reserve Life Assurance Co. of Ohio

Julian A. Lerner
Dallas, Texas
Retired; former Investment Consultant
and Senior Vice President,
AIM Capital Management

William W. Short, Jr.
Largo, Florida
President, Shorts, Inc.
Chairman, Southern Apparel Corporation
and S.A.C. Distributors

Jack E. Zimmerman
Dayton, Ohio
Retired; former Director, Regional Marketing,
Martin Marietta Corporation

CORPORATE ADDRESS
570 Carillon Parkway
St. Petersburg, Florida, 33716-1202

OFFICERS
John R. Kenney
Chairman of the Board

G. John Hurley
President and Chief Executive Officer

David J. Bullock
Executive Vice President

Thomas R. Moriarty
Senior Vice President, Treasurer and
Principal Financial Officer

Thomas E. Pierpan
Vice President, Associate General
Counsel and Secretary

Christopher G. Roetzer
Vice President, Assistant Treasurer and
Principal Accounting Officer

INVESTMENT ADVISER
Idex Management, Inc.
570 Carillon Parkway
St. Petersburg, Florida 33716-1202

SUB-ADVISERS
AEGON USA Investment
Management, Inc.
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa  52499-0002

C.A.S.E. Management, Inc.
5355 Town Center Road, Suite 701
Boca Raton, Florida 33486-1081

Dean Investment Associates
2480 Kettering Tower
Dayton, Ohio  45423-2480

Fred Alger Management, Inc.
1 World Trade Center, Suite 9333
New York, New York 10048

GE Investment Management Incorporated
3003 Summer Street
Stamford, Connecticut 06905-4316

Goldman Sachs Asset Management
One New York Plaza
New York, New York 10004-1950

Janus Capital Corporation
100 Fillmore Street, Suite 300
Denver, Colorado 80206-4928

Luther King Capital Management
301 Commerce Street, Suite 1600
Fort Worth, Texas 76102-4190

NWQ Investment Management
Company, Inc.
2049 Century Park East, 4th Floor
Los Angeles, California 90067

Pilgrim Baxter & Associates, Ltd.
825 Duportail Road
Wayne, Pennsylvania 19087-5593

Salomon Brothers Asset
Management Inc.
7 World Trade Center
New York, New York 10048-4600

Scottish Equitable Investment
Management Limited
Edinburgh Park,
Edinburgh EH12 9SE, Scotland

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202-1090

SEND YOUR
CORRESPONDENCE TO:
Idex Investor Services, Inc.
P.O. Box 9015
Clearwater, Florida  33758-9015

CUSTOMER SERVICE
(888) 233-IDEX (4339)
    toll free call
Hours:    8 a.m. to 7 p.m. Monday - Thursday,
     8 a.m. to 6 p.m. Friday  Eastern time

IDEX WEBSITE
www.idexfunds.com


DISTRIBUTOR
InterSecurities, Inc.
570 Carillon Parkway
St. Petersburg, Florida, 33716-1202

CUSTODIAN
Investors Fiduciary Trust Company

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1055 Broadway, 10th Floor
Kansas City, Missouri  64105